                                      February 28, 2007

                             JANUS INVESTMENT FUND
                         INTECH RISK-MANAGED STOCK FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

(JANUS LOGO)

                        This Prospectus describes INTECH Risk-Managed Stock Fund (the "Fund") a series of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to the Fund. The Fund is subadvised by Enhanced Investment Technologies, LLC ("INTECH").

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       INTECH Risk-Managed Stock Fund...........................    2
    FEES AND EXPENSES...........................................    5
    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    7
       Risks....................................................    8
       Frequently asked questions about certain risks...........    9
       General portfolio policies...............................   10
    MANAGEMENT OF THE FUND
       Investment adviser.......................................   13
       Management expenses......................................   14
       Subadviser...............................................   16
       Investment personnel.....................................   17
    OTHER INFORMATION...........................................   19
    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   24
       Purchases................................................   25
       Tax-deferred accounts....................................   26
       Exchanges................................................   27
       Redemptions..............................................   28
       Redemption fee...........................................   29
       Excessive trading........................................   30
       Shareholder account policies.............................   34
    DISTRIBUTIONS AND TAXES.....................................   36
    FINANCIAL HIGHLIGHTS........................................   39
    GLOSSARY OF INVESTMENT TERMS................................   40

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INTECH RISK-MANAGED STOCK FUND

   INTECH Risk-Managed Stock Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   INTECH RISK-MANAGED STOCK FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in common stocks from the universe of the Fund's benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

   The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and continually rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that produces returns in excess of its benchmark with an equal or lesser amount of risk.

   For the Fund's 80% investment policy, assets are measured at the time of purchase.

 2  INTECH Risk-Managed Stock Fund prospectus

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is unmanaged and is not available for direct investment. All figures assume reinvestment of dividends and distributions.

                                                          Risk/return summary  3

INTECH RISK-MANAGED STOCK FUND(1)

      Annual returns for periods ended 12/31
                                                              17.68%  11.06%  11.37%
                                                               2004    2005   2006

      Best Quarter:  4th-2004 9.51%    Worst Quarter:  2nd-2006 (2.53)%

                                    Average annual total return for periods ended 12/31/06
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                  1 year      (2/28/03)
    INTECH Risk-Managed Stock Fund
      Return Before Taxes                                         11.37%       18.47%
      Return After Taxes on Distributions                         10.40%       17.37%
      Return After Taxes on Distributions and Sale of Fund
        Shares(2)                                                  8.69%       15.85%
    S&P 500(R) Index(3)                                           15.80%       16.67%
      (reflects no deduction for expenses, fees, or taxes)
                                                                  ----------------------

   (1) The Fund's performance reflects the effect of expense waivers in 2003 and 2004. Without the effect of these expense waivers, the performance shown would have been lower.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  INTECH Risk-Managed Stock Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund. However, if you sell shares of the Fund that you have held for three months or less, you may pay a redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.


                                                          Risk/return summary  5

 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................   None
   Redemption fee on shares of the Fund held for three months or less (as a % of amount redeemed). Effective for shares
    purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to
    90 days....................................................  2.00%(2)(3)
   Exchange fee................................................   None(3)

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                           Management    Other     Acquired Fund(5)    Total Annual Fund
                                             Fee(4)     Expenses   Fees and Expenses   Operating Expenses
  INTECH Risk-Managed Stock Fund(6)          0.50%       0.41%(7)        0.01%               0.92%

  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) For shares purchased through an intermediary, your financial intermediary may charge you a separate fee for purchases and sales of shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
 (3) An exchange of Fund shares held for three months or less may be subject to the Fund's 2.00% redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.
 (4) The "Management Fee" is the investment advisory fee paid by the Fund to Janus Capital.
 (5) "Acquired Fund" means any underlying fund in which the Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to the Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses.
 (6) The Fund pays an investment advisory fee rate that may adjust upward or downward based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to this fee rate commenced January 2007 and may increase or decrease the Management Fee rate shown in the table by a variable up to 0.15%, assuming constant assets. The Management Fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Refer to "Management Expenses" in this Prospectus for additional information with a further description in the Statement of Additional Information. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
 (7) Included in Other Expenses is an administrative services fee of 0.05% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.
 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  INTECH Risk-Managed Stock Fund(1)                       $ 94      $ 293     $ 509    $ 1,131

 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

 6  INTECH Risk-Managed Stock Fund prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   INTECH applies a mathematical investment process to construct an investment portfolio for the Fund. INTECH developed the formulas underlying this mathematical investment process.

   The mathematical investment process is designed to take advantage of market volatility (variation in stock prices), rather than using fundamental research or market/economic trends to predict the future returns of stocks. The process seeks to generate a return in excess of the Fund's benchmark over the long term, while controlling the risk relative to the benchmark. The mathematical investment process involves:

   - selecting stocks primarily from stocks within the Fund's benchmark;
   - periodically determining a target weighting of these stocks and rebalancing to the target weighting; and
   - monitoring the total risk and volatility of the Fund's holdings with respect to its benchmark index.

   INTECH seeks to outperform the Fund's benchmark index through its mathematical investment process. INTECH seeks to identify stocks for the Fund in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results.

   The Fund may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. To the extent that foreign securities may be included in the Fund's benchmark index, INTECH's mathematical investment process may select

                                    Principal investment strategies and risks  7
   foreign securities from within the benchmark index, regardless of where a company is located. There are no limitations on the countries in which the Fund may invest.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize investments in companies of any particular size.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Fund and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. To the extent that the Fund is an underlying fund in a Janus Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to the Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures

 8 INTECH Risk-Managed Stock Fund prospectus intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - currency risk

   - political and economic risk

   - regulatory risk

   - market risk

   - transaction costs

3. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund's subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

   The Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, it may use futures and options and may invest in exchange-traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of

                                    Principal investment strategies and risks  9
   derivative investments will work and their use could cause lower returns or even losses to the Fund.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Fund may use exchange-traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Fund.

   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Fund invests primarily in common stocks within its benchmark index. To a limited extent, the Fund may also invest in other types of domestic and foreign equity securities and use other investment strategies, as described in the "Glossary of Investment Terms". These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

 10  INTECH Risk-Managed Stock Fund prospectus

   ILLIQUID INVESTMENTS
   INTECH Risk-Managed Stock Fund does not intend to invest in illiquid investments.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, to the extent that foreign securities may be included in the Fund's benchmark index, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. The Fund may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs,
                                   Principal investment strategies and risks  11
   securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment. As a result of INTECH's mathematical investment process, the Fund may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Fund, and the nature of the Fund's investments. Portfolio turnover rates are not a factor in making buy and sell decisions.

   The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy. INTECH periodically rebalances the stocks in the portfolio to their target weighting versus the Fund's benchmark index, as determined by INTECH's mathematical investment process.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

 12  INTECH Risk-Managed Stock Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC ("Janus Capital" or "Janus"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Enhanced Investment Technologies, LLC ("INTECH") is responsible for the day-to-day management of the Fund's investment portfolio. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual

                                                      Management of the Fund  13
   funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay. Janus Capital pays INTECH a subadvisory fee from its investment advisory fee for managing the Fund.

   The Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for the Fund, as well as the actual investment advisory fee rate paid by the Fund to Janus Capital based on the Fund's average net assets.

                                                                            Actual Investment
                                                         Contractual        Advisory Fee (%)
                                  Average Daily      Investment Advisory     (for the fiscal
                                   Net Assets              Fee (%)             year ended
Fund Name                            of Fund            (annual rate)       October 31, 2006)
---------------------------------------------------------------------------------------------
   INTECH Risk-Managed Stock
     Fund(1)                     All Asset Levels           0.50                  0.50
---------------------------------------------------------------------------------------------

(1) Effective January 1, 2006, the Fund's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This change did not impact the investment advisory fee shown until one year after the effective date, which is when the performance adjustment took effect. Details discussing this performance fee are included below with a further description in the Statement of Additional Information.

   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement and subadvisory agreement is included in the Fund's annual and semiannual reports to shareholders. You can request the Fund's annual or semiannual reports, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The reports are also available, free of charge, on www.janus.com.

 14  INTECH Risk-Managed Stock Fund prospectus

   The Fund's investment advisory fee is determined by calculating a base fee and applying a performance adjustment (described in further detail below). The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the S&P 500(R) Index.

   Only the base fee rate applied until January 2007, at which time the calculation of the performance adjustment is applied as follows:

   Investment Advisory Fee = Base Fee +/- Performance Adjustment

   The investment advisory fee paid to Janus Capital by the Fund consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began January 2007.

   No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

                                                      Management of the Fund  15

   Should the Trustees subsequently decide to divide shares of the Fund into two or more separate classes, the oldest class of shares will be used for purposes of determining the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the oldest class of shares of the Fund against the investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

   The Fund's Statement of Additional Information contains additional information about performance-based fees.

   ADMINISTRATIVE SERVICES FEE

   Janus Capital receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of the Fund for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

SUBADVISER

   ENHANCED INVESTMENT TECHNOLOGIES, LLC serves as subadviser to INTECH Risk-Managed Stock Fund, and has served in such capacity since the Fund's inception. INTECH, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund. Janus Capital indirectly owns approximately 82.5% of the outstanding voting shares of INTECH.

 16  INTECH Risk-Managed Stock Fund prospectus

INVESTMENT PERSONNEL

INTECH INVESTMENT TEAM

     No one person of the investment team is primarily responsible for implementing the investment strategies of INTECH Risk-Managed Stock Fund. A team of investment professionals consisting of Dr. Robert Fernholz, David E. Hurley, Dr. Cary Maguire, and Joseph Runnels works together to implement the mathematical investment process.

     E. Robert Fernholz has been Chief Investment Officer ("CIO") of INTECH since January 1991. Dr. Fernholz joined INTECH in 1987. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. As CIO, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process. He has 25 years of investment experience. David E. Hurley, CFA, has been Executive Vice President and Chief Operating Officer of INTECH since March 2002. Mr. Hurley, previously INTECH's Chief Compliance Officer from January 1996 to February 2003, joined INTECH in 1988. He received his B.S. in Engineering from the United States Military Academy. Mr. Hurley is responsible for daily oversight of all aspects of the mathematical investment process from a portfolio management perspective. Mr. Hurley has oversight, supervisory, and support responsibility for the day-to-day implementation of the portfolio management and trading process. Mr. Hurley holds the Chartered Financial Analyst designation. Cary Maguire has been Senior Investment Officer of INTECH since August 2002. Dr. Maguire, previously Director of Research from January 1995 to July 2002, joined INTECH in 1991. He received his Ph.D. in Physics from Princeton University. He holds an M.B.A. from Southern Methodist University. Dr. Maguire is a Phi Beta Kappa graduate of Stanford with degrees in Chemistry and Music. Dr. Maguire implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the mathematical investment process and reviews and recommends improvements to the CIO. Joseph W. Runnels, CFA, has been Vice President of Portfolio Management at INTECH since March 2003. Mr. Runnels, previously Director of Trading and Operations from January 1999 to March 2003, joined INTECH in 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.

                                                      Management of the Fund  17

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Fund's investment personnel is included in the Fund's Statement of Additional Information.

 18  INTECH Risk-Managed Stock Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if Janus Capital and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, which currently offer the Fund as an investment option would be able to direct contributions to the Fund through their plan, regardless of whether they invested in such fund prior to its closing.

   In the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. New accounts may also be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

   Janus Capital encourages its employees to own shares of the Janus funds. Accordingly, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in a closed fund. Trustees of the Fund may also open new accounts in a closed fund. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund

                                                           Other information  19
   industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also

 20 INTECH Risk-Managed Stock Fund prospectus dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.

   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its

                                                           Other information  21
   view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 22  INTECH Risk-Managed Stock Fund prospectus

                         INTECH RISK-MANAGED STOCK FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange, and redeem shares,
                                       as well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       (JANUS LOGO)

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares, to the extent the Fund is invested in such markets.

   All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign

 24 INTECH Risk-Managed Stock Fund prospectus equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for purchases of shares.

   Purchase requests must be received in good order by the Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the

                                                         Shareholder's guide  25
   regular trading session of the NYSE in order to receive that day's NAV. The Fund reserves the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the NYSE closes early.

   The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

 26  INTECH Risk-Managed Stock Fund prospectus

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - Exchange requests between the Fund and other Janus funds must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.

   - You may generally exchange shares of the Fund for shares of another fund in the Trust only if that fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each fund.

   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")

   - An exchange of shares from the Fund held for three months or less may be subject to the Fund's redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

   - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more

                                                         Shareholder's guide  27
     information about the Fund's policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.

   Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days

 28 INTECH Risk-Managed Stock Fund prospectus you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

   Redemptions (and exchanges) of shares of the Fund held for three months or less may be subject to the Fund's redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

   Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
   (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) involuntary redemptions imposed by Janus Capital; and (vi) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

   In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that

                                                         Shareholder's guide  29
   imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges")

 30 INTECH Risk-Managed Stock Fund prospectus in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the

                                                         Shareholder's guide  31
   account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund

 32 INTECH Risk-Managed Stock Fund prospectus encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.

   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Fund shall be available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as

                                                         Shareholder's guide  33
   deemed necessary to protect the interests of the Fund. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's Statement of Additional Information.

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

 34  INTECH Risk-Managed Stock Fund prospectus

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

                                                         Shareholder's guide  35

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Dividends and capital gains distributions are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

 36  INTECH Risk-Managed Stock Fund prospectus

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under

                                                     Distributions and taxes  37

   Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.

 38  INTECH Risk-Managed Stock Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal year or period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

INTECH RISK-MANAGED STOCK FUND
-------------------------------------------------------------------------------------------------------
                                                                          Years or Period
                                                                         ended October 31
                                                             2006        2005        2004       2003(1)
 NET ASSET VALUE, BEGINNING OF PERIOD                       $15.28      $13.98      $12.44      $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                 0.12        0.12        0.08        0.01
 Net gain/(loss) on securities (both realized and
  unrealized)                                                 1.96        1.89        1.75        2.43
 Total from investment operations                             2.08        2.01        1.83        2.44
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)                     (0.13)      (0.08)      (0.03)          --
 Distributions (from capital gains)                         (0.77)      (0.63)      (0.26)          --
 Redemption fees                                                --(2)       --(2)       --(2)       --(2)
 Total distributions and other                              (0.90)      (0.71)      (0.29)          --
 NET ASSET VALUE, END OF PERIOD                             $16.46      $15.28      $13.98      $12.44
 Total return(3)                                            14.10%      14.79%      15.06%      24.40%
 Net assets, end of period (in millions)                      $499        $379        $182         $89
 Average net assets for the period (in millions)              $433        $308        $130         $51
 Ratio of gross expenses to average net assets(4)(5)         0.91%       0.89%       0.69%(6)    1.13%(6)
 Ratio of net expenses to average net assets(4)              0.90%       0.88%       0.69%       1.13%
 Ratio of net investment income/(loss) to average net
  assets(4)                                                  0.81%       0.92%       0.72%       0.24%
 Portfolio turnover rate(4)                                   108%         81%         71%         39%
-------------------------------------------------------------------------------------------------------

(1) Fiscal period from February 28, 2003 (inception) through October 31, 2003.
(2) Redemption fees aggregated less than $0.01 on a per share basis for the period or year end.
(3) Total return is not annualized for periods of less than one full year.
(4) Annualized for periods of less than one full year.
(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.
(6) The ratio was 1.07% in 2004 and 1.78% in 2003 before waiver of certain fees incurred by the Fund.

                                                        Financial highlights  39

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

 40  INTECH Risk-Managed Stock Fund prospectus

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

                                                Glossary of investment terms  41
   may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

 42  INTECH Risk-Managed Stock Fund prospectus

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

                                                Glossary of investment terms  43
   the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

 44  INTECH Risk-Managed Stock Fund prospectus

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

                                                Glossary of investment terms  45
   indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

 46  INTECH Risk-Managed Stock Fund prospectus

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

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                                  (JANUS LOGO)

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 28, 2007

                             JANUS INVESTMENT FUND
                              JANUS BALANCED FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Balanced Fund......................................    2
    FEES AND EXPENSES...........................................    5
    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    6
       Risks....................................................    8
       Frequently asked questions about certain risks...........    9
       General portfolio policies...............................   11
    MANAGEMENT OF THE FUND
       Investment adviser.......................................   15
       Management expenses......................................   16
       Investment personnel.....................................   17
    OTHER INFORMATION...........................................   18
    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   23
       Purchases................................................   24
       Tax-deferred accounts....................................   25
       Exchanges................................................   26
       Redemptions..............................................   27
       Excessive trading........................................   28
       Shareholder account policies.............................   32
    DISTRIBUTIONS AND TAXES.....................................   33
    FINANCIAL HIGHLIGHTS........................................   36
    GLOSSARY OF INVESTMENT TERMS................................   37

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS BALANCED FUND

   Janus Balanced Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Fund normally invests at least 25% of its assets in fixed-income senior securities.

   The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.

 2  Janus Balanced Fund prospectus

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The income component of the Fund's holdings includes fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   To the extent the Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

                                                          Risk/return summary  3

   JANUS BALANCED FUND

    Annual returns for periods ended 12/31
                21.81%  31.20%  23.51%  (2.16)%  (5.04)%  (6.56)%  13.74%  8.71%  7.75%  10.56%
                 1997    1998    1999    2000     2001     2002     2003   2004   2005   2006

    Best Quarter:  4th-1998 18.75%    Worst Quarter:  3rd-2001 (5.94)%

                                        Average annual total return for periods ended 12/31/06
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years      (9/1/92)
    Janus Balanced Fund
      Return Before Taxes                        10.56%     6.60%     9.70%        11.25%
      Return After Taxes on Distributions        10.02%     5.92%     8.36%         9.57%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                    7.00%     5.30%     7.73%         8.99%
    S&P 500(R) Index(2)                          15.80%     6.19%     8.42%        11.03%
      (reflects no deduction for expenses,
        fees, or taxes)
    Lehman Brothers Government/Credit Index(3)    3.78%     5.17%     6.26%         6.42%
      (reflects no deduction for expenses,
        fees, or taxes)
    Balanced Index(4)                            10.28%     6.00%     7.80%         9.21%
      (reflects no deduction for expenses,
        fees, or taxes)
                                                 -----------------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.
   (4) The Balanced Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Government/Credit Index (45%).

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Balanced Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................  None
   Redemption fee..............................................  None
   Exchange fee................................................  None

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                           Management    Other     Acquired Fund(3)    Total Annual Fund
                                             Fee(2)     Expenses   Fees and Expenses   Operating Expenses
  Janus Balanced Fund                        0.55%       0.27%           0.00%               0.82%

  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) For shares purchased through an intermediary, your financial intermediary may charge you a separate fee for purchases and sales of shares.
 (2) The "Management Fee" is the investment advisory fee paid by the Fund to Janus Capital.
 (3) "Acquired Fund" means any underlying fund in which the Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to the Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The amount is less than 0.01% and is included in Other Expenses.

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                       1 Year    3 Years   5 Years   10 Years
                                                       --------------------------------------
  Janus Balanced Fund                                   $ 84      $ 262     $ 455    $ 1,014

                                                          Risk/return summary  5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio managers believe that common stocks will appreciate in value. The Fund's portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   The Fund may emphasize some degree of income. The portfolio managers may consider dividend-paying characteristics to a greater degree in selecting common stocks.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

 6  Janus Balanced Fund prospectus

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize investments in companies of any particular size.

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF THE FUND'S PORTFOLIO?

   The Fund shifts assets between the growth and income components of its portfolio holdings based on the portfolio managers' analyses of relevant market, financial, and economic conditions. If the portfolio managers believe that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Fund will place a greater emphasis on the growth component. The Fund's growth component will normally be 50-60% of its net assets. In addition, the Fund's income component may consist of dividend-paying stocks which exhibit growth characteristics.

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF THE FUND'S
   PORTFOLIO?

   The growth component of the Fund's portfolio is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential.

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF THE FUND'S
   PORTFOLIO?

   The income component of the Fund's holdings will consist primarily of fixed-income securities.

7. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT IN THE FUND?

   Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. The income component of the Fund's holdings may include fixed-income securities.

8. WHAT ARE U.S. GOVERNMENT SECURITIES?

   The Fund may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the
                                    Principal investment strategies and risks  7

   U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

RISKS

   When substantially all of the Fund's investments are in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a fund with a small asset base. A fund may not experience similar performance as its assets grow.

   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Fund and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. To the extent that the Fund is an underlying fund in a Janus Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to the Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures

 8  Janus Balanced Fund prospectus
   intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable

                                    Principal investment strategies and risks  9
     to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Ratings Service ("Standard & Poor's"), Fitch, Inc. ("Fitch"), and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's) or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio

 10  Janus Balanced Fund prospectus
   from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

5. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in stocks or bonds. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

                                   Principal investment strategies and risks  11

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (35% or less of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" (uncovered) short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   - bank loans, which may be acquired through loan participations and assignments (no more than 20% of the Fund's total assets)

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

 12  Janus Balanced Fund prospectus

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. The Fund may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields

                                   Principal investment strategies and risks  13
   or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio managers. Changes are made in the Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

 14  Janus Balanced Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC ("Janus Capital" or "Janus"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services, and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual

                                                      Management of the Fund  15
   funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for the Fund, as well as the actual investment advisory fee rate paid by the Fund to Janus Capital based on the Fund's average net assets.

                                                                            Actual Investment
                                                         Contractual        Advisory Fee (%)
                                  Average Daily      Investment Advisory     (for the fiscal
                                   Net Assets              Fee (%)             year ended
Fund Name                            of Fund            (annual rate)       October 31, 2006)
---------------------------------------------------------------------------------------------
   Janus Balanced Fund           All Asset Levels           0.55                  0.55
---------------------------------------------------------------------------------------------

   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement is included in the Fund's annual and semiannual reports to shareholders. You can request the Fund's annual or semiannual reports, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The reports are also available, free of charge, on www.janus.com.

 16  Janus Balanced Fund prospectus

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

MARC PINTO, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Janus Balanced Fund, which he has co-managed since May 2005. Mr. Pinto is also
     Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. Mr. Pinto and Gibson Smith are jointly and primarily responsible for the day-to-day management of Janus Balanced Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Pinto focuses on the equity portion of the Fund. He holds the Chartered Financial Analyst designation.

GIBSON SMITH
--------------------------------------------------------------------------------
     is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Balanced Fund, which he has co-managed since May 2005. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado. Mr. Smith and Marc Pinto are jointly and primarily responsible for the day-to-day management of Janus Balanced Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Smith focuses on the fixed-income portion of the Fund.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Fund's portfolio managers is included in the Fund's Statement of Additional Information.

                                                      Management of the Fund  17

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if Janus Capital and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, which currently offer the Fund as an investment option would be able to direct contributions to the Fund through their plan, regardless of whether they invested in such fund prior to its closing.

   In the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. New accounts may also be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

   Janus Capital encourages its employees to own shares of the Janus funds. Accordingly, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in a closed fund. Trustees of the Fund may also open new accounts in a closed fund. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund

 18  Janus Balanced Fund prospectus
   industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also

                                                           Other information  19
   dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.

   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its

 20  Janus Balanced Fund prospectus
   view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  21

                              JANUS BALANCED FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange, and redeem shares,
                                       as well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       (JANUS LOGO)

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares, to the extent the Fund is invested in such markets.

   All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign

                                                         Shareholder's guide  23
   equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for purchases of shares.

   Purchase requests must be received in good order by the Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the

 24  Janus Balanced Fund prospectus
   regular trading session of the NYSE in order to receive that day's NAV. The Fund reserves the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the NYSE closes early.

   The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

                                                         Shareholder's guide  25

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - Exchange requests between the Fund and other Janus funds must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.

   - You may generally exchange shares of the Fund for shares of another fund in the Trust only if that fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each fund.

   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")

   - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

 26  Janus Balanced Fund prospectus

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.

   Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

                                                         Shareholder's guide  27

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior

 28  Janus Balanced Fund prospectus
   notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

                                                         Shareholder's guide  29

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

 30  Janus Balanced Fund prospectus

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.

   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Fund shall be available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Fund. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's Statement of Additional Information.

                                                         Shareholder's guide  31

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

 32  Janus Balanced Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Dividends are normally declared and distributed in March, June, September, and December. Capital gains are normally declared and distributed in December. The date you receive your dividend may vary depending on how your intermediary processes trades. Please contact your intermediary for details. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

                                                     Distributions and taxes  33

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under

 34  Janus Balanced Fund prospectus

   Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.

                                                     Distributions and taxes  35

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

JANUS BALANCED FUND
-------------------------------------------------------------------------------------------------------------
                                                                     Years ended October 31
                                                     2006         2005        2004        2003         2002
 NET ASSET VALUE, BEGINNING OF PERIOD                $21.62      $20.33      $19.34       $18.08       $19.27
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                          0.43        0.42        0.38         0.38         0.47
 Net gain/(loss) on securities (both realized and
  unrealized)                                          2.45        1.28        0.99         1.28       (1.20)
 Total from investment operations                      2.88        1.70        1.37         1.66       (0.73)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)              (0.43)      (0.41)      (0.38)       (0.40)       (0.46)
 Distributions (from capital gains)                      --          --          --           --           --
 Payment from affiliate                                  --(1)       --(1)       --(1)        --           --
 Total distributions and other                       (0.43)      (0.41)      (0.38)       (0.40)       (0.46)
 NET ASSET VALUE, END OF PERIOD                      $24.07      $21.62      $20.33       $19.34       $18.08
 Total return                                        13.41%(2)    8.43%(2)    7.11%(2)     9.34%      (3.85)%
 Net assets, end of period (in millions)             $2,478      $2,507      $2,849       $3,929       $3,936
 Average net assets for the period (in millions)     $2,499      $2,721      $3,235       $4,004       $4,278
 Ratio of gross expenses to average net assets(3)     0.82%       0.80%       0.87%        0.89%        0.86%
 Ratio of net expenses to average net assets          0.81%       0.79%       0.87%        0.88%        0.84%
 Ratio of net investment income/(loss) to average
  net assets                                          1.85%       1.93%       1.82%        2.00%        2.44%
 Portfolio turnover rate                                50%         47%         45%          73%          88%
-------------------------------------------------------------------------------------------------------------

(1) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.
(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.

 36  Janus Balanced Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

                                                Glossary of investment terms  37

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

 38  Janus Balanced Fund prospectus
   may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

                                                Glossary of investment terms  39

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

 40  Janus Balanced Fund prospectus
   the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

                                                Glossary of investment terms  41

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

 42  Janus Balanced Fund prospectus
   indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  43

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 44

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

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 28, 2007

                             JANUS INVESTMENT FUND
                             JANUS CONTRARIAN FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Contrarian Fund....................................    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    7
       Risks....................................................    9
       Frequently asked questions about certain risks...........   10
       General portfolio policies...............................   12

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   16
       Management expenses......................................   17
       Investment personnel.....................................   20

    OTHER INFORMATION...........................................   21

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   26
       Purchases................................................   27
       Tax-deferred accounts....................................   28
       Exchanges................................................   29
       Redemptions..............................................   30
       Excessive trading........................................   31
       Shareholder account policies.............................   35

    DISTRIBUTIONS AND TAXES.....................................   36

    FINANCIAL HIGHLIGHTS........................................   39

    GLOSSARY OF INVESTMENT TERMS................................   40

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS CONTRARIAN FUND

   Janus Contrarian Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS CONTRARIAN FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market

 2  Janus Contrarian Fund prospectus
   as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a Fund that is classified as diversified.

   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, approximately 22.8% of the Fund's investments were in emerging markets.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

                                                          Risk/return summary  3

   JANUS CONTRARIAN FUND

      Annual returns for periods ended 12/31
                                        (11.74)%  (23.70)%  53.26%  22.61%  16.02%  24.58%
                                          2001      2002     2003    2004    2005   2006

      Best Quarter:  2nd-2003 24.67%    Worst Quarter:  3rd-2001 (22.31)%

                                        Average annual total return for periods ended 12/31/06
                                        ------------------------------------------------------
                                                                               Since Inception
                                                            1 year   5 years      (2/29/00)
    Janus Contrarian Fund
      Return Before Taxes                                   24.58%   15.69%        10.43%
      Return After Taxes on Distributions                   22.45%   15.22%         9.93%
      Return After Taxes on Distributions and Sale of Fund
        Shares(1)                                           18.52%   13.78%         9.03%
    S&P 500(R) Index(2)                                     15.80%    6.19%         2.20%
      (reflects no deduction for expenses, fees, or taxes)
    Morgan Stanley Capital International All Country World
      Index(SM)(3)                                          20.95%   10.80%         3.51%
      (reflects no deduction for expenses, fees, or taxes)
                                                            ------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Morgan Stanley Capital International ("MSCI") All Country World Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Contrarian Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

                                                          Risk/return summary  5

 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................  None
   Redemption fee..............................................  None
   Exchange fee................................................  None

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                Management    Other     Acquired Fund(3)    Total Annual Fund
                                                  Fee(2)     Expenses   Fees and Expenses   Operating Expenses
  Janus Contrarian Fund(4)                        0.64%       0.31%           0.00%               0.95%

  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) For shares purchased through an intermediary, your financial intermediary may charge you a separate fee for purchases and sales of shares.
 (2) The "Management Fee" is the investment advisory fee paid by the Fund to Janus Capital.
 (3) "Acquired Fund" means any underlying fund in which the Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to the Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The amount is less than 0.01% and is included in Other Expenses.
 (4) The Fund pays an investment advisory fee rate that may adjust upward or downward based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the Management Fee rate shown in the table by a variable up to 0.15%, assuming constant assets. The Management Fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Refer to "Management Expenses" in this Prospectus for additional information with a further description in the Statement of Additional Information. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Contrarian Fund(1)                                $ 97      $ 303     $ 526    $ 1,166

 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

 6  Janus Contrarian Fund prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The Fund's portfolio manager generally takes a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   The Fund emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

   Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The portfolio manager seeks companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions,

                                    Principal investment strategies and risks  7
   the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

3. WHAT IS A "SPECIAL SITUATION"?

   The Fund may invest in special situations or turnarounds. A special situation arises when the portfolio manager believes that the securities of an issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize investments in companies of any particular size.

5. HOW DOES THE PORTFOLIO MANAGER FOR THE FUND DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

   A company may be undervalued when, in the opinion of the Fund's portfolio manager, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio manager believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

 8  Janus Contrarian Fund prospectus

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Fund and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. To the extent that the Fund is an underlying fund in a Janus Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to the Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information.

                                    Principal investment strategies and risks  9

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF THE FUND AFFECT THE FUND'S RISK PROFILE?

   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the Fund.

2. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

   If the portfolio manager's perception of a company's worth is not realized in the time frame he expects, the overall performance of the Fund may suffer. In general, the portfolio manager believes this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends, and/or assets.

4. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the

 10  Janus Contrarian Fund prospectus

     Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

5. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

   Within the parameters of its specific investment policies, the Fund may invest an unlimited amount of its assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index(SM). The Fund has, at times, invested a significant portion of its assets in emerging markets and may continue to do so.

   To the extent that the Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of the Fund's

                                   Principal investment strategies and risks  11
   investments by country is contained in the Fund's shareholder report and in the Fund's Form N-Q, which are filed with the SEC.

   In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. The Fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

6. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

7. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies

 12  Janus Contrarian Fund prospectus
   and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in stocks or bonds. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (20% or less of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

                                   Principal investment strategies and risks  13

   - short sales "against the box" and "naked" (uncovered) short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's portfolio manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. The Fund may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain

 14  Janus Contrarian Fund prospectus
   transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio manager. Changes are made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

                                   Principal investment strategies and risks  15

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC ("Janus Capital" or "Janus"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services, and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to

 16  Janus Contrarian Fund prospectus
   which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for the Fund, as well as the actual investment advisory fee rate paid by the Fund to Janus Capital based on the Fund's average net assets.

                                                                            Actual Investment
                                                         Contractual        Advisory Fee (%)
                                  Average Daily      Investment Advisory     (for the fiscal
                                   Net Assets              Fee (%)             year ended
Fund Name                            of Fund            (annual rate)       October 31, 2006)
---------------------------------------------------------------------------------------------
Janus Contrarian Fund(1)         All Asset Levels           0.64                  0.64
---------------------------------------------------------------------------------------------

(1) Effective February 1, 2006, the Fund's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This change did not impact the investment advisory fee shown until one year after the effective date, which is when the performance adjustment took effect. Details discussing this performance fee are included below with a further description in the Statement of Additional Information.

   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement is included in the Fund's annual and semiannual reports to shareholders. You can request the Fund's annual or semiannual reports, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The reports are also available, free of charge, on www.janus.com.

                                                      Management of the Fund  17

   The Fund's investment advisory fee is determined by calculating a base fee and applying a performance adjustment (described in further detail below). The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the S&P 500(R) Index.

   Only the base fee rate applied until February 2007, at which time the calculation of the performance adjustment is applied as follows:

   Investment Advisory Fee = Base Fee +/- Performance Adjustment

   The investment advisory fee paid to Janus Capital by the Fund consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began February 2007.

   No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

 18  Janus Contrarian Fund prospectus

   Should the Trustees subsequently decide to divide shares of the Fund into two or more separate classes, the oldest class of shares will be used for purposes of determining the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the oldest class of shares of the Fund against the investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

   The Fund's Statement of Additional Information contains additional information about performance-based fees.

                                                      Management of the Fund  19

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

DAVID C. DECKER, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Contrarian
     Fund, which he has managed since its inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Fund's portfolio manager is included in the Fund's Statement of Additional Information.

 20  Janus Contrarian Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if Janus Capital and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, which currently offer the Fund as an investment option would be able to direct contributions to the Fund through their plan, regardless of whether they invested in such fund prior to its closing.

   In the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. New accounts may also be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

   Janus Capital encourages its employees to own shares of the Janus funds. Accordingly, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in a closed fund. Trustees of the Fund may also open new accounts in a closed fund. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final

                                                           Other information  21
   settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend

 22  Janus Contrarian Fund prospectus

   (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.

   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ

                                                           Other information  23
   of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 24  Janus Contrarian Fund prospectus

                             JANUS CONTRARIAN FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange, and redeem shares,
                                       as well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       [JANUS LOGO]

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares, to the extent the Fund is invested in such markets.

   All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign

 26  Janus Contrarian Fund prospectus
   equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for purchases of shares.

   Purchase requests must be received in good order by the Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the

                                                         Shareholder's guide  27
   regular trading session of the NYSE in order to receive that day's NAV. The Fund reserves the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the NYSE closes early.

   The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

 28  Janus Contrarian Fund prospectus

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - Exchange requests between the Fund and other Janus funds must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.

   - You may generally exchange shares of the Fund for shares of another fund in the Trust only if that fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each fund.

   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")

   - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

                                                         Shareholder's guide  29

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.

   Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

 30  Janus Contrarian Fund prospectus

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior

                                                         Shareholder's guide  31
   notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

 32  Janus Contrarian Fund prospectus

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

                                                         Shareholder's guide  33

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.

   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Fund shall be available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Fund. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's Statement of Additional Information.

 34  Janus Contrarian Fund prospectus

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

                                                         Shareholder's guide  35

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Dividends and capital gains distributions are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

 36  Janus Contrarian Fund prospectus

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under

                                                     Distributions and taxes  37

   Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.

 38  Janus Contrarian Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

JANUS CONTRARIAN FUND
-----------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                  2006        2005        2004         2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD            $14.20      $11.74       $9.97         $6.95         $8.42
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.21        0.05        0.01            --(1)         --(1)
 Net gain/(loss) on securities (both realized
  and unrealized)                                  3.25        2.44        1.76          3.03        (1.45)
 Total from investment operations                  3.46        2.49        1.77          3.03        (1.45)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)          (0.04)      (0.03)          --        (0.01)(2)     (0.02)
 Distributions (from capital gains)              (0.18)          --          --            --            --
 Payment from affiliate                              --(3)       --(3)       --(3)         --            --
 Total distributions and other                   (0.22)      (0.03)          --        (0.01)        (0.02)
 NET ASSET VALUE, END OF PERIOD                  $17.44      $14.20      $11.74         $9.97         $6.95
 Total return                                    24.60%(4)   21.19%(4)   17.75%(4)     43.57%      (17.23)%
 Net assets, end of period (in millions)         $4,003      $2,906      $2,384        $2,499        $1,287
 Average net assets for the period (in
  millions)                                      $3,512      $2,716      $2,497        $1,863        $1,808
 Ratio of gross expenses to average net
  assets(5)                                       0.95%       0.93%       0.98%         1.02%         1.01%
 Ratio of net expenses to average net assets      0.94%       0.93%       0.98%         1.01%         0.98%
 Ratio of net investment income to average net
  assets                                          1.41%       0.45%       0.07%       (0.17)%         0.03%
 Portfolio turnover rate                            39%         42%         30%           44%           60%
-----------------------------------------------------------------------------------------------------------

(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.
(3) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.
(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.

                                                        Financial highlights  39

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

 40  Janus Contrarian Fund prospectus

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

                                                Glossary of investment terms  41
   may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

 42  Janus Contrarian Fund prospectus

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

                                                Glossary of investment terms  43
   the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

 44  Janus Contrarian Fund prospectus

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

                                                Glossary of investment terms  45
   indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

 46  Janus Contrarian Fund prospectus

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

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 28, 2007

                             JANUS INVESTMENT FUND
                             JANUS ENTERPRISE FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Enterprise Fund....................................    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    6
       Risks....................................................    7
       Frequently asked questions about certain risks...........    8
       General portfolio policies...............................    9

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   13
       Management expenses......................................   14
       Investment personnel.....................................   15

    OTHER INFORMATION...........................................   16

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   21
       Purchases................................................   22
       Tax-deferred accounts....................................   23
       Exchanges................................................   24
       Redemptions..............................................   25
       Excessive trading........................................   26
       Shareholder account policies.............................   30

    DISTRIBUTIONS AND TAXES.....................................   31

    FINANCIAL HIGHLIGHTS........................................   34

    GLOSSARY OF INVESTMENT TERMS................................   35

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS ENTERPRISE FUND

   Janus Enterprise Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS ENTERPRISE FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of December 31, 2006, they ranged from approximately $1.2 billion to $21.4 billion.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

 2  Janus Enterprise Fund prospectus

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund normally invests at least 50% of its equity assets in securities issued by medium-sized companies. The Fund may also invest in securities issued by small-sized companies. Medium-sized and small-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, the Fund's returns may be more volatile than those of a fund holding securities of larger, more established companies.

   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

                                                          Risk/return summary  3

   JANUS ENTERPRISE FUND

    Annual returns for periods ended 12/31
           10.82%  33.75%  121.90%  (30.52)%  (39.93)%  (28.28)%  35.82%  20.69%  11.40%  13.22%
            1997    1998    1999      2000      2001      2002     2003    2004    2005   2006

    Best Quarter:  4th-1999 57.93%    Worst Quarter:  1st-2001 (32.66)%

                                        Average annual total return for periods ended 12/31/06
                                        ------------------------------------------------------
                                                                               Since Inception
                                                1 year   5 years    10 years      (9/1/92)
    Janus Enterprise Fund
      Return Before Taxes                       13.22%      8.20%     7.37%        11.44%
      Return After Taxes on Distributions       13.22%      8.20%     6.82%        10.59%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                   8.59%      7.12%     6.25%         9.89%
    Russell Midcap(R) Growth Index(2)           10.66%      8.22%     8.62%        11.00%
      (reflects no deduction for expenses,
        fees, or taxes)
    S&P MidCap 400 Index(3)                     10.32%     10.89%    13.47%        14.40%
      (reflects no deduction for expenses,
        fees, or taxes)
                                                ------------------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values.
   (3) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Enterprise Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................  None
   Redemption fee..............................................  None
   Exchange fee................................................  None

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                           Management    Other     Acquired Fund(3)    Total Annual Fund
                                             Fee(2)     Expenses   Fees and Expenses   Operating Expenses
  Janus Enterprise Fund                      0.64%       0.36%           0.00%               1.00%

  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) For shares purchased through an intermediary, your financial intermediary may charge you a separate fee for purchases and sales of shares.
 (2) The "Management Fee" is the investment advisory fee paid by the Fund to Janus Capital.
 (3) "Acquired Fund" means any underlying fund in which the Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to the Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The amount is less than 0.01% and is included in Other Expenses.

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                        1 Year    3 Years    5 Years    10 Years
                                                       -----------------------------------------
  Janus Enterprise Fund                                  $102      $ 318      $ 552     $ 1,225

                                                          Risk/return summary  5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The Fund's portfolio manager generally takes a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The portfolio manager seeks companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

 6  Janus Enterprise Fund prospectus

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Fund.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Fund and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. To the extent that the Fund is an underlying fund in a Janus Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to the Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information.

                                    Principal investment strategies and risks  7

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

 8  Janus Enterprise Fund prospectus

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

4. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of

                                    Principal investment strategies and risks  9
   a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in stocks or bonds. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (35% or less of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

 10  Janus Enterprise Fund prospectus

   - short sales "against the box" and "naked" (uncovered) short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's portfolio manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

                                   Principal investment strategies and risks  11

   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. The Fund may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio manager. Changes are made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

 12  Janus Enterprise Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC ("Janus Capital" or "Janus"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services, and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual

                                                      Management of the Fund  13
   funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for the Fund, as well as the actual investment advisory fee rate paid by the Fund to Janus Capital based on the Fund's average net assets.

                                                                            Actual Investment
                                                         Contractual        Advisory Fee (%)
                                  Average Daily      Investment Advisory     (for the fiscal
                                   Net Assets              Fee (%)             year ended
Fund Name                            of Fund            (annual rate)       October 31, 2006)
---------------------------------------------------------------------------------------------
Janus Enterprise Fund            All Asset Levels           0.64                  0.64
---------------------------------------------------------------------------------------------

   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement is included in the Fund's annual and semiannual reports to shareholders. You can request the Fund's annual or semiannual reports, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The reports are also available, free of charge, on www.janus.com.

 14  Janus Enterprise Fund prospectus

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

JONATHAN D. COLEMAN, CFA
--------------------------------------------------------------------------------
     is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Portfolio Manager of Janus Enterprise Fund, which he has managed since February 2002. Mr. Coleman is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa.
     As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Fund's portfolio manager is included in the Fund's Statement of Additional Information.

                                                      Management of the Fund  15

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if Janus Capital and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, which currently offer the Fund as an investment option would be able to direct contributions to the Fund through their plan, regardless of whether they invested in such fund prior to its closing.

   In the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. New accounts may also be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

   Janus Capital encourages its employees to own shares of the Janus funds. Accordingly, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in a closed fund. Trustees of the Fund may also open new accounts in a closed fund. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final

 16  Janus Enterprise Fund prospectus
   settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend

                                                           Other information  17

   (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.

   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ

 18  Janus Enterprise Fund prospectus
   of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  19

                             JANUS ENTERPRISE FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange, and redeem shares,
                                       as well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       (JANUS LOGO)

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares, to the extent the Fund is invested in such markets.

   All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign

                                                         Shareholder's guide  21
   equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for purchases of shares.

   Purchase requests must be received in good order by the Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the

 22  Janus Enterprise Fund prospectus
   regular trading session of the NYSE in order to receive that day's NAV. The Fund reserves the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the NYSE closes early.

   The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

                                                         Shareholder's guide  23

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - Exchange requests between the Fund and other Janus funds must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.

   - You may generally exchange shares of the Fund for shares of another fund in the Trust only if that fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each fund.

   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")

   - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

 24  Janus Enterprise Fund prospectus

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.

   Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

                                                         Shareholder's guide  25

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior

 26  Janus Enterprise Fund prospectus
   notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

                                                         Shareholder's guide  27

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

 28  Janus Enterprise Fund prospectus

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.

   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Fund shall be available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Fund. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's Statement of Additional Information.

                                                         Shareholder's guide  29

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

 30  Janus Enterprise Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Dividends and capital gains distributions are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

                                                     Distributions and taxes  31

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under

 32  Janus Enterprise Fund prospectus

   Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.

                                                     Distributions and taxes  33

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

JANUS ENTERPRISE FUND
--------------------------------------------------------------------------------------------------------------
                                                                     Years ended October 31
                                                   2006         2005         2004         2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD              $39.48       $33.73       $30.02       $22.93        $29.67
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      (0.04)           --(1)        --(1)        --(1)         --(1)
 Net gain/(loss) on securities (both realized
  and unrealized)                                    6.21         5.75         3.71         7.09        (6.74)
 Total from investment operations                    6.17         5.75         3.71         7.09        (6.74)
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                --           --           --           --            --
 Distributions (from capital gains)                    --           --           --           --            --
 Total distributions                                   --           --           --           --            --
 NET ASSET VALUE, END OF PERIOD                    $45.65       $39.48       $33.73       $30.02        $22.93
 Total return                                      15.63%       17.05%       12.36%       30.92%      (22.72)%
 Net assets, end of period (in millions)           $1,744       $1,704       $1,680       $1,917        $1,854
 Average net assets for the period (in millions)   $1,779       $1,729       $1,796       $1,742        $2,518
 Ratio of gross expenses to average net
  assets(2)                                         1.00%        0.96%        1.04%        1.02%         0.93%
 Ratio of net expenses to average net assets        0.99%        0.95%        1.03%        1.02%         0.90%
 Ratio of net investment income/(loss) to
  average net assets                              (0.24)%      (0.30)%      (0.46)%      (0.46)%       (0.43)%
 Portfolio turnover rate                              40%          28%          27%          32%           64%
--------------------------------------------------------------------------------------------------------------

(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.

 34  Janus Enterprise Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

                                                Glossary of investment terms  35

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

 36  Janus Enterprise Fund prospectus
   may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

                                                Glossary of investment terms  37

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

 38  Janus Enterprise Fund prospectus
   the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

                                                Glossary of investment terms  39

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

 40  Janus Enterprise Fund prospectus
   indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  41
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 42

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                                                                              43

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 44

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

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 28, 2007

                             JANUS INVESTMENT FUND
                            JANUS FLEXIBLE BOND FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Flexible Bond Fund.................................    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    7
       Risks....................................................    8
       Frequently asked questions about certain risks...........    9
       General portfolio policies...............................   11

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   15
       Management expenses......................................   16
       Investment personnel.....................................   17

    OTHER INFORMATION...........................................   18

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   23
       Purchases................................................   24
       Tax-deferred accounts....................................   25
       Exchanges................................................   26
       Redemptions..............................................   27
       Excessive trading........................................   28
       Shareholder account policies.............................   32

    DISTRIBUTIONS AND TAXES.....................................   33

    FINANCIAL HIGHLIGHTS........................................   36

    GLOSSARY OF INVESTMENT TERMS................................   37

    EXPLANATION OF RATING CATEGORIES............................   44


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS FLEXIBLE BOND FUND

   Janus Flexible Bond Fund (the "Fund") is designed for long-term investors who primarily seek total return.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/ high-risk bonds to 35% or less of its net assets. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

   For the Fund's 80% investment policy, assets are measured at the time of purchase.

   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

 2  Janus Flexible Bond Fund prospectus

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

   The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is unmanaged and is not available for direct investment. All figures assume reinvestment of dividends and distributions.

                                                          Risk/return summary  3

   JANUS FLEXIBLE BOND FUND(1)

    Annual returns for periods ended 12/31
                         11.43%  8.84%  0.46%  4.89%  7.23%  9.93%  6.37%  3.82%  1.79%  4.12%
                          1997   1998   1999   2000   2001   2002   2003   2004   2005   2006

    Best Quarter:  3rd-2002 5.37%    Worst Quarter:  2nd-2004 (2.99)%

                                           Average annual total return for periods ended 12/31/06
                                           ------------------------------------------------------
                                                                                  Since Inception
                                                  1 year   5 years    10 years       (7/7/87)
    Janus Flexible Bond Fund
      Return Before Taxes                         4.12%     5.17%       5.83%          7.48%
      Return After Taxes on Distributions         2.43%     3.44%       3.48%          4.67%
      Return After Taxes on Distributions and
        Sale of Fund Shares(2)                    2.64%     3.39%       3.52%          4.69%
    Lehman Brothers Aggregate Bond Index(3)       4.33%     5.06%       6.24%          7.55%(4)
      (reflects no deduction for expenses, fees,
        or taxes)
                                                  ----------------------------------------

   (1) The Fund's performance reflects the effect of expense waivers in 1987, 1988, 1989, 1990, 1991, 1992, and 1993. Without the effect of these expense waivers, the performance shown would have been lower.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.
   (4) The average annual total return was calculated based on historical information from June 30, 1987 to December 31, 2006 for Lehman Brothers Aggregate Bond Index.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   Call Janus XpressLine(TM) at 1-888-979-7737 to obtain the Fund's current yield.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Flexible Bond Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses."

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

                                                          Risk/return summary  5

 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................  None
   Redemption fee..............................................  None
   Exchange fee................................................  None

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                         Acquired    Total Annual             Net Annual
                                                         Fund(3)         Fund                    Fund
                              Management     Other       Fees and     Operating     Expense    Operating
                                Fee(2)      Expenses     Expenses    Expenses(4)    Waivers   Expenses(4)
  Janus Flexible Bond Fund      0.52%        0.31%        0.00%         0.83%        0.00%       0.83%

  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

 (1) For shares purchased through an intermediary, your financial intermediary may charge you a separate fee for purchases and sales of shares.

 (2) The "Management Fee" is the investment advisory fee paid by the Fund to Janus Capital.

 (3) "Acquired Fund" means any underlying fund in which the Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to the Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The amount is less than 0.01% and is included in Other Expenses.

 (4) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least March 1, 2008. The expense waiver shown reflects the application of such limit. The expense waiver is detailed in the Statement of Additional Information.

 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Flexible Bond Fund                                 $85      $265      $460      $1,025

 6  Janus Flexible Bond Fund prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

   Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DOES THE FUND MANAGE INTEREST RATE RISK?

   The portfolio manager may vary the average-weighted effective maturity of a portfolio to reflect his analysis of interest rate trends and other factors. The Fund's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Fund may also use futures, options, and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY THE FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

   The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds in a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE FUND'S "DURATION"?

   A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to
                                    Principal investment strategies and risks  7
   the percentage of net assets that it represents. Because duration accounts for interest payments, the Fund's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

   A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

6. WHAT ARE U.S. GOVERNMENT SECURITIES?

   The Fund may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

RISKS

   Because the Fund invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Fund's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Fund and the Janus Smart Portfolios, a series of "funds of funds," which

 8  Janus Flexible Bond Fund prospectus
   invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. To the extent that the Fund is an underlying fund in a Janus Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to the Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

   Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?

   Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's, Fitch, and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and

                                    Principal investment strategies and risks  9

   Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements (including, but not limited to, credit default swaps), and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

5. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - currency risk

   - political and economic risk

   - regulatory risk

 10  Janus Flexible Bond Fund prospectus

   - market risk

   - transaction costs

6. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in bonds or other fixed-income securities. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in bonds or other fixed-income securities.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment

                                   Principal investment strategies and risks  11
   strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - equity securities

   - high-yield/high-risk bonds (35% or less of the Fund's assets)

   - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls (without limit)

   - zero coupon, pay-in-kind, and step coupon securities (without limit)

   - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps with values not to exceed 10% of the net assets of the
     Fund), participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   - bank loans, which may be acquired through loan participations and assignments (no more than 20% of the Fund's total assets)

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign debt and equity securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

 12  Janus Flexible Bond Fund prospectus

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's portfolio manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. The Fund may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio manager. Changes are made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

                                   Principal investment strategies and risks  13

   Due to the nature of the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other Funds. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

 14  Janus Flexible Bond Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC ("Janus Capital" or "Janus"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services, and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual

                                                      Management of the Fund  15
   funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for the Fund, as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (net of fee waivers) based on the Fund's average net assets.

                                                                            Actual Investment
                                                         Contractual        Advisory Fee (%)
                                  Average Daily      Investment Advisory     (for the fiscal
                                   Net Assets            Fee (%)(1)            year ended
Fund Name                            of Fund            (annual rate)       October 31, 2006)
---------------------------------------------------------------------------------------------
   Janus Flexible Bond Fund     First $300 Million          0.58                  0.52
                                Over $300 Million           0.48
---------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain level until March 1, 2008. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included in the Statement of Additional Information. The waiver is not reflected in the fee rate shown above.

   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement is included in the Fund's annual and semiannual reports to shareholders. You can request the Fund's annual or semiannual reports, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The reports are also available, free of charge, on www.janus.com.

 16  Janus Flexible Bond Fund prospectus

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

RONALD V. SPEAKER, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Flexible Bond Fund, which he has managed or co-managed since December 1991. He is also Portfolio Manager of other Janus accounts. Mr. Speaker joined Janus
     Capital in 1986. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker holds the Chartered Financial
     Analyst designation.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Fund's portfolio manager is included in the Fund's Statement of Additional Information.

                                                      Management of the Fund  17

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if Janus Capital and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, which currently offer the Fund as an investment option would be able to direct contributions to the Fund through their plan, regardless of whether they invested in such fund prior to its closing.

   In the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. New accounts may also be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

   Janus Capital encourages its employees to own shares of the Janus funds. Accordingly, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in a closed fund. Trustees of the Fund may also open new accounts in a closed fund. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final

 18  Janus Flexible Bond Fund prospectus
   settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend

                                                           Other information  19

   (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.

   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ

 20  Janus Flexible Bond Fund prospectus
   of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  21

                            JANUS FLEXIBLE BOND FUND


                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange, and redeem shares,
                                       as well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       (JANUS LOGO)

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares, to the extent the Fund is invested in such markets.

   All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign

                                                         Shareholder's guide  23
   equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for purchases of shares.

   Purchase requests must be received in good order by the Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the

 24  Janus Flexible Bond Fund prospectus
   regular trading session of the bond market or the NYSE in order to receive that day's NAV. The Fund reserves the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the bond market or NYSE close early.

   The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

                                                         Shareholder's guide  25

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - Exchange requests between the Fund and other Janus funds must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.

   - You may generally exchange shares of the Fund for shares of another fund in the Trust only if that fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each fund.

   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")

   - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

 26  Janus Flexible Bond Fund prospectus

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.

   Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

                                                         Shareholder's guide  27

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior

 28  Janus Flexible Bond Fund prospectus
   notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

                                                         Shareholder's guide  29

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

 30  Janus Flexible Bond Fund prospectus

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.

   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Fund shall be available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Fund. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's Statement of Additional Information.

                                                         Shareholder's guide  31

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

 32  Janus Flexible Bond Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund.

   Income dividends for the Fund are declared daily, Saturdays, Sundays, and holidays included, and are generally distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are distributed at the end of the preceding month. You will begin accruing income dividends the day after your purchase is processed by the Fund or its agent. If shares are redeemed, you will receive all dividends accrued through the day your redemption is processed by the Fund or its agent. The date you receive your dividend may vary depending on how your intermediary processes trades. Please contact your intermediary for details. Capital gains, if any, are declared and distributed in December. If necessary, net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have

                                                     Distributions and taxes  33
   participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

 34  Janus Flexible Bond Fund prospectus

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.

                                                     Distributions and taxes  35

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

JANUS FLEXIBLE BOND FUND
-------------------------------------------------------------------------------------------------------------
                                                                       Years ended October 31
                                                        2006        2005        2004        2003        2002
 NET ASSET VALUE, BEGINNING OF PERIOD                   $9.41       $9.76       $9.74       $9.51       $9.49
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                            0.42        0.40        0.46        0.46        0.49
 Net gain/(loss) on securities (both realized and
  unrealized)                                            0.02      (0.34)        0.01        0.21        0.02
 Total from investment operations                        0.44        0.06        0.47        0.67        0.51
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)                (0.43)      (0.41)      (0.45)      (0.44)      (0.49)
 Distributions (from capital gains)                        --          --          --          --          --
 Payment from affiliate                                    --(1)       --(1)       --(1)       --          --
 Total distributions and other                         (0.43)      (0.41)      (0.45)      (0.44)      (0.49)
 NET ASSET VALUE, END OF PERIOD                         $9.42       $9.41       $9.76       $9.74       $9.51
 Total return                                           4.80%(2)    0.60%(2)    4.97%(2)    7.12%       5.63%
 Net assets, end of period (in millions)                 $767        $935      $1,160      $1,534      $1,585
 Average net assets for the period (in millions)         $827      $1,037      $1,289      $1,732      $1,347
 Ratio of gross expenses to average net assets(3)       0.83%       0.78%       0.85%       0.83%       0.81%
 Ratio of net expenses to average net assets            0.82%       0.77%       0.85%       0.83%       0.81%
 Ratio of net investment income/(loss) to average net
  assets                                                4.37%       4.01%       4.27%       4.47%       5.24%
 Portfolio turnover rate                                 144%(4)     174%(4)     149%        163%        243%
-------------------------------------------------------------------------------------------------------------

(1) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.
(4) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 147% in 2006 and 180% in 2005.

 36  Janus Flexible Bond Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

                                                Glossary of investment terms  37

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

 38  Janus Flexible Bond Fund prospectus
   may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

                                                Glossary of investment terms  39

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

 40  Janus Flexible Bond Fund prospectus
   the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

                                                Glossary of investment terms  41

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

 42  Janus Flexible Bond Fund prospectus
   indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  43

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

   The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
    AA....................... High quality; very strong capacity to pay principal and interest.
    A........................ Strong capacity to pay principal and interest;
                              somewhat more susceptible to the adverse effects of
                              changing circumstances and economic conditions.
    BBB-..................... Adequate capacity to pay principal and interest;
                              normally exhibit adequate protection parameters,
                              but adverse economic conditions or changing
                              circumstances more likely to lead to a weakened
                              capacity to pay principal and interest than for
                              higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                              principal payments. BB - lowest degree of
                              speculation; C - the highest degree of speculation.
                              Quality and protective characteristics outweighed
                              by large uncertainties or major risk exposure to
                              adverse conditions.
    D........................ In default.

 44  Janus Flexible Bond Fund prospectus

FITCH, INC.

    LONG-TERM BOND RATING     EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
    AA....................... High quality; very strong capacity to pay principal and interest.
    A........................ Strong capacity to pay principal and interest;
                              somewhat more susceptible to the adverse effects of
                              changing circumstances and economic conditions.
    BBB-..................... Adequate capacity to pay principal and interest;
                              normally exhibit adequate protection parameters,
                              but adverse economic conditions or changing
                              circumstances more likely to lead to a weakened
                              capacity to pay principal and interest than for
                              higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                              principal payments. BB - lowest degree of
                              speculation; C - the highest degree of speculation.
                              Quality and protective characteristics outweighed
                              by large uncertainties or major risk exposure to
                              adverse conditions.
    D........................ In default.

                                            Explanation of rating categories  45

MOODY'S INVESTORS
SERVICE, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    Aaa...................... Highest quality, smallest degree of investment risk.
    Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond group.
    A........................ Upper to medium-grade obligations; many favorable investment attributes.
    Baa...................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear
                              adequate for the present but certain protective
                              elements may be lacking or may be unreliable over
                              any great length of time.

    Non-Investment Grade
    Ba....................... More uncertain, with speculative elements.
                              Protection of interest and principal payments not
                              well safeguarded during good and bad times.
    B........................ Lack characteristics of desirable investment;
                              potentially low assurance of timely interest and
                              principal payments or maintenance of other contract
                              terms over time.
    Caa...................... Poor standing, may be in default; elements of danger with respect to principal or interest
                              payments.
    Ca....................... Speculative in a high degree; could be in default or have other marked shortcomings.
    C........................ Lowest rated; extremely poor prospects of ever attaining investment standing.

   Unrated securities will be treated as non-investment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
   (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

 46  Janus Flexible Bond Fund prospectus

SECURITIES HOLDINGS BY RATING CATEGORY

   During the fiscal year ended October 31, 2006, the percentage of securities holdings for the Fund by rating category based upon a weighted monthly average was:

    JANUS FLEXIBLE BOND FUND
    --------------------------------------------------------------------

     BONDS-S&P RATING:
     AAA                                                           69.2%
     AA                                                             3.0%
     A                                                              3.0%
     BBB                                                           13.3%
     BB                                                             4.7%
     B                                                              4.0%
     CCC                                                            0.3%
     CC                                                             0.0%
     C                                                              0.0%
     Not Rated                                                      0.6%
     Preferred Stock                                                0.9%
     Cash                                                           1.0%
     TOTAL                                                        100.0%
    --------------------------------------------------------------------

                                            Explanation of rating categories  47

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

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

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

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

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 52

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

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 28, 2007

                             JANUS INVESTMENT FUND
                                   JANUS FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Fund...............................................    2
    FEES AND EXPENSES...........................................    5
    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    6
       Risks....................................................    7
       Frequently asked questions about certain risks...........    8
       General portfolio policies...............................    9
    MANAGEMENT OF THE FUND
       Investment adviser.......................................   13
       Management expenses......................................   14
       Investment personnel.....................................   15
    OTHER INFORMATION...........................................   16
    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   21
       Purchases................................................   22
       Tax-deferred accounts....................................   23
       Exchanges................................................   24
       Redemptions..............................................   24
       Excessive trading........................................   26
       Shareholder account policies.............................   30
    DISTRIBUTIONS AND TAXES.....................................   31
    FINANCIAL HIGHLIGHTS........................................   34
    GLOSSARY OF INVESTMENT TERMS................................   35

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS FUND

   Janus Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Fund may invest in companies of any size, it generally invests in larger, more established companies. As of December 31, 2006, the Fund's weighted average market capitalization was $74.6 billion.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of

 2  Janus Fund prospectus
   how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

                                                          Risk/return summary  3

   JANUS FUND

    Annual returns for periods ended 12/31
             22.72%  38.89%  47.13%  (14.91)%  (26.10)%  (27.56)%  31.71%  4.69%  3.98%  10.59%
              1997    1998    1999     2000      2001      2002     2003   2004   2005   2006

    Best Quarter:  4th-1998 28.44%    Worst Quarter:  3rd-2001 (25.82)%

                                        Average annual total return for periods ended 12/31/06
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years      (2/5/70)
    Janus Fund
      Return Before Taxes                        10.59%     2.81%     6.12%        13.73%
      Return After Taxes on Distributions        10.54%     2.80%     5.02%        10.81%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                    6.96%     2.41%     4.95%        10.64%
    Russell 1000(R) Growth Index(2)               9.07%     2.69%     5.44%          N/A
      (reflects no deduction for expenses,
        fees, or taxes)
    S&P 500(R) Index(3)                          15.80%     6.19%     8.42%        11.47%
      (reflects no deduction for expenses,
        fees, or taxes)
                                                 -----------------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................  None
   Redemption fee..............................................  None
   Exchange fee................................................  None

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                           Management    Other     Acquired Fund(3)    Total Annual Fund
                                             Fee(2)     Expenses   Fees and Expenses   Operating Expenses
  Janus Fund                                 0.64%       0.26%           0.01%               0.91%

  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

 (1) For shares purchased through an intermediary, your financial intermediary may charge you a separate fee for purchases and sales of shares.

 (2) The "Management Fee" is the investment advisory fee paid by the Fund to Janus Capital.

 (3) "Acquired Fund" means any underlying fund in which the Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to the Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses.

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Fund                                              $ 93      $ 290     $ 504    $ 1,120

                                                          Risk/return summary  5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The Fund's portfolio manager generally takes a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The portfolio manager seeks companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

 6  Janus Fund prospectus

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Although the Fund does not emphasize investments in companies of any particular size, a fund with a larger asset base is more likely to invest in larger, more established issuers.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Fund and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. To the extent that the Fund is an underlying fund in a Janus Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to the Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information.

                                    Principal investment strategies and risks  7

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

 8  Janus Fund prospectus

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

4. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of

                                    Principal investment strategies and risks  9
   a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in stocks or bonds. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (35% or less of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

 10  Janus Fund prospectus

   - short sales "against the box" and "naked" (uncovered) short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's portfolio manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

                                   Principal investment strategies and risks  11

   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. The Fund may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio manager. Changes are made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

 12  Janus Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC ("Janus Capital" or "Janus"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services, and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual

                                                      Management of the Fund  13
   funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for the Fund, as well as the actual investment advisory fee rate paid by the Fund to Janus Capital based on the Fund's average net assets.

                                                                            Actual Investment
                                                         Contractual        Advisory Fee (%)
                                  Average Daily      Investment Advisory     (for the fiscal
                                   Net Assets              Fee (%)             year ended
Fund Name                            of Fund            (annual rate)       October 31, 2006)
---------------------------------------------------------------------------------------------
   Janus Fund                    All Asset Levels           0.64                  0.64
---------------------------------------------------------------------------------------------

   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement is included in the Fund's annual and semiannual reports to shareholders. You can request the Fund's annual or semiannual reports, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The reports are also available, free of charge, on www.janus.com.

 14  Janus Fund prospectus

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

DAVID J. CORKINS
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Fund, which he has managed since February 2006. He was Portfolio Manager of Janus Research Fund from February 2003 to January 2006 and Portfolio Manager of Janus Growth and Income Fund from August 1997 to December 2003. Mr. Corkins is also Portfolio Manager of other Janus accounts. He joined
     Janus Capital in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master's degree in Business Administration from Columbia University.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Fund's portfolio manager is included in the Fund's Statement of Additional Information.

                                                      Management of the Fund  15

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if Janus Capital and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, which currently offer the Fund as an investment option would be able to direct contributions to the Fund through their plan, regardless of whether they invested in such fund prior to its closing.

   In the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. New accounts may also be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

   Janus Capital encourages its employees to own shares of the Janus funds. Accordingly, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in a closed fund. Trustees of the Fund may also open new accounts in a closed fund. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund

 16  Janus Fund prospectus
   industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also

                                                           Other information  17
   dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.

   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its

 18  Janus Fund prospectus
   view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  19

                                   JANUS FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange, and redeem shares,
                                       as well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       (JANUS LOGO)

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares, to the extent the Fund is invested in such markets.

   All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign

                                                         Shareholder's guide  21
   equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for purchases of shares.

   Purchase requests must be received in good order by the Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the

 22  Janus Fund prospectus
   regular trading session of the NYSE in order to receive that day's NAV. The Fund reserves the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the NYSE closes early.

   The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

                                                         Shareholder's guide  23

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - Exchange requests between the Fund and other Janus funds must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.

   - You may generally exchange shares of the Fund for shares of another fund in the Trust only if that fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each fund.

   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")

   - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and

 24  Janus Fund prospectus
   delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.

   Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

                                                         Shareholder's guide  25

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior

 26  Janus Fund prospectus
   notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

                                                         Shareholder's guide  27

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

 28  Janus Fund prospectus

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.

   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Fund shall be available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Fund. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's Statement of Additional Information.

                                                         Shareholder's guide  29

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

 30  Janus Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Dividends and capital gains distributions are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

                                                     Distributions and taxes  31

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under

 32  Janus Fund prospectus

   Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.

                                                     Distributions and taxes  33

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

JANUS FUND
-------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                  2006         2005         2004         2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD             $24.44       $22.69       $22.52       $18.39        $22.11
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.09         0.02           --(1)        --(1)         --(1)
 Net gain/(loss) on securities (both realized
  and unrealized)                                   2.92         1.73         0.17         4.13        (3.72)
 Total from investment operations                   3.01         1.75         0.17         4.13        (3.72)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)           (0.02)           --           --           --            --
 Distributions (from capital gains)                   --           --           --           --            --
 Payment from affiliate                               --(2)        --(2)        --(2)        --            --
 Total distributions and other                    (0.02)           --           --           --            --
 NET ASSET VALUE, END OF PERIOD                   $27.43       $24.44       $22.69       $22.52        $18.39
 Total return                                     12.31%(3)     7.71%(3)     0.75%(3)    22.46%      (16.82)%
 Net assets, end of period (in millions)         $11,209      $11,143      $13,277      $17,426       $16,320
 Average net assets for the period (in
  millions)                                      $11,232      $12,310      $15,433      $16,207       $21,651
 Ratio of gross expenses to average net
  assets(4)                                        0.90%        0.88%        0.90%        0.89%         0.85%
 Ratio of net expenses to average net assets       0.90%        0.87%        0.90%        0.89%         0.84%
 Ratio of net investment income/(loss) to
  average net assets                               0.34%        0.07%      (0.17)%      (0.17)%       (0.24)%
 Portfolio turnover rate                             69%          78%          21%          22%           27%
-------------------------------------------------------------------------------------------------------------

(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.

 34  Janus Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

                                                Glossary of investment terms  35

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

 36  Janus Fund prospectus
   may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

                                                Glossary of investment terms  37

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

 38  Janus Fund prospectus
   the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

                                                Glossary of investment terms  39

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

 40  Janus Fund prospectus
   indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  41
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

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

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 44

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

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                                  (JANUS LOGO)

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 28, 2007

                             JANUS INVESTMENT FUND
                         JANUS FUNDAMENTAL EQUITY FUND
                    (FORMERLY NAMED JANUS CORE EQUITY FUND)

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Fundamental Equity Fund............................    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    7
       Risks....................................................    8
       Frequently asked questions about certain risks...........    9
       General portfolio policies...............................   10

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   14
       Management expenses......................................   15
       Investment personnel.....................................   16

    OTHER INFORMATION...........................................   17

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   22
       Purchases................................................   23
       Tax-deferred accounts....................................   24
       Exchanges................................................   25
       Redemptions..............................................   26
       Excessive trading........................................   27
       Shareholder account policies.............................   31

    DISTRIBUTIONS AND TAXES.....................................   33

    FINANCIAL HIGHLIGHTS........................................   36

    GLOSSARY OF INVESTMENT TERMS................................   38

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS FUNDAMENTAL EQUITY FUND

   Janus Fundamental Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS FUNDAMENTAL EQUITY FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities selected for their growth potential. Eligible equity securities in which the Fund may invest include:

   - domestic and foreign common stocks;
   - preferred stocks;
   - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and
   - other securities with equity characteristics.

   The Fund may invest in companies of any size.

   For the Fund's 80% investment policy, assets are measured at the time of purchase.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

 2  Janus Fundamental Equity Fund prospectus

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

                                                          Risk/return summary  3

   JANUS FUNDAMENTAL EQUITY FUND(1)

    Annual returns for periods ended 12/31
            31.08%  40.05%  38.50%  (7.15)%  (12.11)%  (18.02)%  23.27%  13.77%  16.36%  10.28%
             1997    1998    1999    2000      2001      2002     2003    2004    2005   2006

    Best Quarter:  4th-1998 26.34%    Worst Quarter:  2nd-2002 (15.25)%

                                            Average annual total return for periods ended 12/31/06
                                            ------------------------------------------------------
                                                                                   Since Inception
                                                     1 year   5 years   10 years      (6/28/96)
    Janus Fundamental Equity Fund(1)
      Return Before Taxes                            10.28%    8.09%     11.84%        12.78%
      Return After Taxes on Distributions            10.19%    7.97%     10.97%        11.77%
      Return After Taxes on Distributions and Sale
        of Fund Shares(2)                             6.80%    6.96%     10.07%        10.85%
    S&P 500(R) Index(3)                              15.80%    6.19%      8.42%         9.14%
      (reflects no deduction for expenses, fees, or
        taxes)
    Russell 1000(R) Growth Index(4)                   9.07%    2.69%      5.44%         6.12%
      (reflects no deduction for expenses, fees, or
        taxes)
                                                     -------------------------------------

   (1) Formerly named Janus Core Equity Fund.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (4) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Fundamental Equity Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

                                                          Risk/return summary  5

  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................  None
   Redemption fee..............................................  None
   Exchange fee................................................  None

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                           Management    Other     Acquired Fund(3)    Total Annual Fund
                                             Fee(2)     Expenses   Fees and Expenses   Operating Expenses
  Janus Fundamental Equity Fund(4)           0.60%       0.32%           0.00%               0.92%

  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) For shares purchased through an intermediary, your financial intermediary may charge you a separate fee for purchases and sales of shares.
 (2) The "Management Fee" is the investment advisory fee paid by the Fund to Janus Capital.
 (3) "Acquired Fund" means any underlying fund in which the Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to the Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The amount is less than 0.01% and is included in Other Expenses.
 (4) Formerly named Janus Core Equity Fund.

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                      1 Year    3 Years   5 Years   10 Years
                                                      --------------------------------------
  Janus Fundamental Equity Fund(1)                     $ 94      $ 293     $ 509    $ 1,131

 (1) Formerly named Janus Core Equity Fund.

 6  Janus Fundamental Equity Fund prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The Fund's portfolio manager generally takes a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The portfolio manager seeks companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

                                    Principal investment strategies and risks  7

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize investments in companies of any particular size.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Fund and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. To the extent that the Fund is an underlying fund in a Janus Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to the Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information.

 8  Janus Fundamental Equity Fund prospectus

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

                                    Principal investment strategies and risks  9

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

4. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of

 10 Janus Fundamental Equity Fund prospectus a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in stocks or bonds. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (20% or less of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

                                   Principal investment strategies and risks  11

   - short sales "against the box" and "naked" (uncovered) short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's portfolio manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

 12  Janus Fundamental Equity Fund prospectus

   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. The Fund may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio manager. Changes are made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

                                   Principal investment strategies and risks  13

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC ("Janus Capital" or "Janus"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services, and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with

 14 Janus Fundamental Equity Fund prospectus an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for the Fund, as well as the actual investment advisory fee rate paid by the Fund to Janus Capital based on the Fund's average net assets.

                                                                            Actual Investment
                                                         Contractual        Advisory Fee (%)
                                  Average Daily      Investment Advisory     (for the fiscal
                                   Net Assets              Fee (%)             year ended
Fund Name                            of Fund            (annual rate)       October 31, 2006)
---------------------------------------------------------------------------------------------
   Janus Fundamental Equity
     Fund(1)                     All Asset Levels           0.60                  0.60
---------------------------------------------------------------------------------------------

 (1) Formerly named Janus Core Equity Fund.

   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement is included in the Fund's annual and semiannual reports to shareholders. You can request the Fund's annual or semiannual reports, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The reports are also available, free of charge, on www.janus.com.

                                                      Management of the Fund  15

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

MINYOUNG SOHN, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Fundamental Equity Fund, which he has managed since May 2005. Mr. Sohn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1998 as a research analyst. Mr. Sohn holds a Bachelor of Arts degree
     (cum laude) in Government and Economics from Dartmouth College. Mr. Sohn holds the Chartered Financial Analyst designation.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Fund's portfolio manager is included in the Fund's Statement of Additional Information.

 16 Janus Fundamental Equity Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if Janus Capital and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, which currently offer the Fund as an investment option would be able to direct contributions to the Fund through their plan, regardless of whether they invested in such fund prior to its closing.

   In the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. New accounts may also be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

   Janus Capital encourages its employees to own shares of the Janus funds. Accordingly, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in a closed fund. Trustees of the Fund may also open new accounts in a closed fund. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund

                                                           Other information  17
   industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also

 18 Janus Fundamental Equity Fund prospectus dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.

   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its

                                                           Other information  19
   view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 20  Janus Fundamental Equity Fund prospectus

                             JANUS CORE EQUITY FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange, and redeem shares,
                                       as well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       (JANUS LOGO)

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares, to the extent the Fund is invested in such markets.

   All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of

 22 Janus Fundamental Equity Fund prospectus the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for purchases of shares.

                                                         Shareholder's guide  23

   Purchase requests must be received in good order by the Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the regular trading session of the NYSE in order to receive that day's NAV. The Fund reserves the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the NYSE closes early.

   The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax

 24 Janus Fundamental Equity Fund prospectus deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - Exchange requests between the Fund and other Janus funds must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.

   - You may generally exchange shares of the Fund for shares of another fund in the Trust only if that fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each fund.

   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")

   - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

                                                         Shareholder's guide  25

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.

   Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

 26 Janus Fundamental Equity Fund prospectus

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior

                                                         Shareholder's guide  27
   notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment

 28 Janus Fundamental Equity Fund prospectus policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and

                                                         Shareholder's guide  29
   accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.

   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Fund shall be available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Fund. A summary of the Fund's

 30 Janus Fundamental Equity Fund prospectus portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's Statement of Additional Information.

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

                                                         Shareholder's guide  31

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

 32 Janus Fundamental Equity Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Dividends and capital gains distributions are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

                                                     Distributions and taxes  33

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under

 34  Janus Fundamental Equity Fund prospectus

   Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.

                                                     Distributions and taxes  35

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

 36  Janus Fundamental Equity Fund prospectus

JANUS FUNDAMENTAL EQUITY FUND(1)
-----------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                  2006        2005        2004         2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD            $22.15      $18.78      $17.04        $14.99        $16.78
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.11        0.11        0.05          0.07          0.11
 Net gain/(loss) on securities (both realized
  and unrealized)                                  3.24        3.34        1.75          2.09        (1.81)
 Total from investment operations                  3.35        3.45        1.80          2.16        (1.70)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)          (0.07)      (0.08)      (0.06)        (0.11)        (0.09)
 Distributions (from capital gains)                  --          --          --            --            --
 Payment from affiliate                              --(2)       --(2)       --            --            --
 Total distributions and other                   (0.07)      (0.08)      (0.06)        (0.11)        (0.09)
 NET ASSET VALUE, END OF PERIOD                  $25.43      $22.15      $18.78        $17.04        $14.99
 Total return                                    15.15%(3)   18.44%(4)   10.61%        14.54%      (10.26)%
 Net assets, end of period (in millions)         $1,018        $721        $613          $708          $707
 Average net assets for the period (in
  millions)                                        $956        $653        $654          $708          $802
 Ratio of gross expenses to average net
  assets(5)                                       0.92%       0.90%       0.97%         0.97%         0.92%
 Ratio of net expenses to average net assets      0.91%       0.89%       0.97%         0.96%         0.89%
 Ratio of net investment income/(loss) to
  average net assets                              0.49%       0.50%       0.24%         0.40%         0.66%
 Portfolio turnover rate                            46%         74%         58%           77%           98%
-----------------------------------------------------------------------------------------------------------

(1) Formerly named Janus Core Equity Fund.
(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.
(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.

                                                        Financial highlights  37

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

 38  Janus Fundamental Equity Fund prospectus

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

                                                Glossary of investment terms  39
   may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

 40  Janus Fundamental Equity Fund prospectus

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

                                                Glossary of investment terms  41
   the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

 42  Janus Fundamental Equity Fund prospectus

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

                                                Glossary of investment terms  43
   indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

 44  Janus Fundamental Equity Fund prospectus

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 28, 2007

                             JANUS INVESTMENT FUND
                        JANUS GLOBAL LIFE SCIENCES FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Global Life Sciences Fund..........................    2

    FEES AND EXPENSES...........................................    6

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    8
       Risks....................................................    9
       Frequently asked questions about certain risks...........   10
       General portfolio policies...............................   12

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   16
       Management expenses......................................   17
       Investment personnel.....................................   18

    OTHER INFORMATION...........................................   19

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   24
       Purchases................................................   25
       Tax-deferred accounts....................................   26
       Exchanges................................................   27
       Redemptions..............................................   28
       Redemption fee...........................................   29
       Excessive trading........................................   30
       Shareholder account policies.............................   34

    DISTRIBUTIONS AND TAXES.....................................   36

    FINANCIAL HIGHLIGHTS........................................   39

    GLOSSARY OF INVESTMENT TERMS................................   41


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS GLOBAL LIFE SCIENCES FUND

   Janus Global Life Sciences Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

   Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the Fund normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The Fund may have significant exposure to emerging markets.

   For the Fund's 80% investment policy, assets are measured at the time of purchase.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to

 2 Janus Global Life Sciences Fund prospectus determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund normally has significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, approximately 1.0% of the Fund's investments were in emerging markets.

   The Fund focuses its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund's NAV. The Fund's returns may be more volatile than those of a less concentrated portfolio.

                                                          Risk/return summary  3

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

 4  Janus Global Life Sciences Fund prospectus

   JANUS GLOBAL LIFE SCIENCES FUND

      Annual returns for periods ended 12/31
                            61.00%  33.34%  (18.09)%  (30.11)%  27.44%  14.95%  11.45%  (1.95)%
                             1999    2000     2001      2002     2003    2004    2005   2006

      Best Quarter:  4th-1999 31.32%    Worst Quarter:  1st-2001 (26.25)%

                                       Average annual total return for periods ended 12/31/06
                                       ------------------------------------------------------
                                                                              Since Inception
                                                          1 year    5 years     (12/31/98)
    Janus Global Life Sciences Fund
      Return Before Taxes                                 (1.95)%    2.27%         8.83%
      Return After Taxes on Distributions                 (1.95)%    2.27%         8.82%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                    (1.26)%    1.95%         7.79%
    S&P 500(R) Index(2)                                    15.80%    6.19%         3.42%
      (reflects no deduction for expenses, fees, or
        taxes)
    Morgan Stanley Capital International World Health
      Care Index(3)                                        10.47%    4.58%         2.65%
      (reflects no deduction for expenses, fees, or
        taxes)
                                                          --------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Morgan Stanley Capital International ("MSCI") World Health Care Index is a capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  5

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund. However, if you sell shares of the Fund that you have held for three months or less, you may pay a redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

 6  Janus Global Life Sciences Fund prospectus

 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................   None
   Redemption fee on shares of the Fund held for three months or less (as a % of amount redeemed). Effective for shares
    purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to
    90 days....................................................  2.00%(2)(3)
   Exchange fee................................................   None(3)

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                           Management    Other     Acquired Fund(5)    Total Annual Fund
                                             Fee(4)     Expenses   Fees and Expenses   Operating Expenses
  Janus Global Life Sciences Fund            0.64%       0.38%           0.00%               1.02%

  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) For shares purchased through an intermediary, your financial intermediary may charge you a separate fee for purchases and sales of shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
 (3) An exchange of Fund shares held for three months or less may be subject to the Fund's 2.00% redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.
 (4) The "Management Fee" is the investment advisory fee paid by the Fund to Janus Capital.
 (5) "Acquired Fund" means any underlying fund in which the Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to the Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The amount is less than 0.01% and is included in Other Expenses.

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                        1 Year    3 Years    5 Years    10 Years
                                                       -----------------------------------------
  Janus Global Life Sciences Fund                        $104      $ 325      $ 563     $ 1,248

                                                          Risk/return summary  7

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The Fund's portfolio manager generally takes a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The portfolio manager seeks companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

 8  Janus Global Life Sciences Fund prospectus

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize investments in companies of any particular size.

4. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO THE FUND?

   Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. Life science oriented companies also include companies that the portfolio manager believes to have growth potential primarily as a result of particular products, technology, patents, or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care, nutrition, agriculture, medical diagnostics, nuclear and biochemical research and development, and health care facilities ownership and operation.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow. The Fund's performance may also be affected by industry risk to a greater extent than the other Janus funds.

   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Fund and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. To the extent that the Fund is an underlying fund in a Janus

                                    Principal investment strategies and risks  9

   Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to the Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments.

   The Fund invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, the Fund may be more volatile than a less concentrated portfolio.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in

 10  Janus Global Life Sciences Fund prospectus

     U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

   Within the parameters of its specific investment policies, the Fund may invest an unlimited amount of its assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM).

   To the extent that the Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of the Fund's investments by country is contained in the Fund's shareholder report and in the Fund's Form N-Q, which are filed with the SEC.

                                   Principal investment strategies and risks  11

   In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. The Fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

5. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market

 12 Janus Global Life Sciences Fund prospectus fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in stocks or bonds. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (35% or less of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" (uncovered) short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

                                   Principal investment strategies and risks  13

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's portfolio manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. The Fund may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or

 14 Janus Global Life Sciences Fund prospectus completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio manager. Changes are made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

                                   Principal investment strategies and risks  15

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC ("Janus Capital" or "Janus"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services, and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual

 16 Janus Global Life Sciences Fund prospectus funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for the Fund, as well as the actual investment advisory fee rate paid by the Fund to Janus Capital based on the Fund's average net assets.

                                                                            Actual Investment
                                                         Contractual        Advisory Fee (%)
                                  Average Daily      Investment Advisory     (for the fiscal
                                   Net Assets              Fee (%)             year ended
Fund Name                            of Fund            (annual rate)       October 31, 2006)
---------------------------------------------------------------------------------------------
   Janus Global Life Sciences
     Fund                        All Asset Levels           0.64                  0.64
---------------------------------------------------------------------------------------------

   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement is included in the Fund's annual and semiannual reports to shareholders. You can request the Fund's annual or semiannual reports, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The reports are also available, free of charge, on www.janus.com.

                                                      Management of the Fund  17

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

THOMAS R. MALLEY, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Global Life Sciences Fund, which he has managed since its inception. Mr. Malley is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Malley holds a Bachelor of Science degree in Biology from Stanford University. Mr. Malley holds the Chartered Financial Analyst designation.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Fund's portfolio manager is included in the Fund's Statement of Additional Information.

 18  Janus Global Life Sciences Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if Janus Capital and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, which currently offer the Fund as an investment option would be able to direct contributions to the Fund through their plan, regardless of whether they invested in such fund prior to its closing.

   In the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. New accounts may also be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

   Janus Capital encourages its employees to own shares of the Janus funds. Accordingly, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in a closed fund. Trustees of the Fund may also open new accounts in a closed fund. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final

                                                           Other information  19
   settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend

 20  Janus Global Life Sciences Fund prospectus

   (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.

   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ

                                                           Other information  21
   of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 22  Janus Global Life Sciences Fund prospectus

                        JANUS GLOBAL LIFE SCIENCES FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange, and redeem shares,
                                       as well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       (JANUS LOGO)

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares, to the extent the Fund is invested in such markets.

   All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign

 24 Janus Global Life Sciences Fund prospectus equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for purchases of shares.

   Purchase requests must be received in good order by the Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the

                                                         Shareholder's guide  25
   regular trading session of the NYSE in order to receive that day's NAV. The Fund reserves the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the NYSE closes early.

   The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

 26  Janus Global Life Sciences Fund prospectus

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - Exchange requests between the Fund and other Janus funds must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.

   - You may generally exchange shares of the Fund for shares of another fund in the Trust only if that fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each fund.

   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")

   - An exchange of shares from the Fund held for three months or less may be subject to the Fund's redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

   - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more

                                                         Shareholder's guide  27
     information about the Fund's policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.

   Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days

 28 Janus Global Life Sciences Fund prospectus you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

   Redemptions (and exchanges) of shares of the Fund held for three months or less may be subject to the Fund's redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

   Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
   (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) involuntary redemptions imposed by Janus Capital; and (vi) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

   In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that

                                                         Shareholder's guide  29
   imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges")

 30 Janus Global Life Sciences Fund prospectus in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the

                                                         Shareholder's guide  31
   account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund

 32 Janus Global Life Sciences Fund prospectus encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.

   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top five portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Fund shall be available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as

                                                         Shareholder's guide  33
   deemed necessary to protect the interests of the Fund. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's Statement of Additional Information.

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

 34  Janus Global Life Sciences Fund prospectus

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

                                                         Shareholder's guide  35

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Dividends and capital gains distributions are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

 36  Janus Global Life Sciences Fund prospectus

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under

                                                     Distributions and taxes  37

   Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.

 38  Janus Global Life Sciences Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

                                                        Financial highlights  39

JANUS GLOBAL LIFE SCIENCES FUND
--------------------------------------------------------------------------------------------------------------
                                                                     Years ended October 31
                                                   2006         2005         2004         2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD              $19.37       $16.08       $14.61       $12.82        $16.96
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                          --(1)        --(1)        --(1)        --(1)         --(1)
 Net gain/(loss) on securities (both realized
  and unrealized)                                    0.88         3.29         1.47         1.79        (4.14)
 Total from investment operations                    0.88         3.29         1.47         1.79        (4.14)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)                --           --           --           --            --
 Distributions (from capital gains)                    --           --           --           --            --
 Redemption fees                                       --(2)        --(2)        --(2)        --(2)        N/A
 Payment from affiliate                                --           --           --(3)        --            --
 Total distributions and other                         --           --           --           --            --
 NET ASSET VALUE, END OF PERIOD                    $20.25       $19.37       $16.08       $14.61        $12.82
 Total return                                       4.54%       20.46%       10.06%(4)    13.87%      (24.35)%
 Net assets, end of period (in millions)             $982       $1,150       $1,183       $1,264        $1,390
 Average net assets for the period (in millions)   $1,102       $1,182       $1,288       $1,296        $1,928
 Ratio of gross expenses to average net
  assets(5)                                         1.02%        0.97%        1.02%        0.99%         0.89%
 Ratio of net expenses to average net assets        1.01%        0.96%        1.01%        0.98%         0.88%
 Ratio of net investment income/(loss) to
  average net assets                              (0.39)%      (0.49)%      (0.52)%      (0.28)%       (0.42)%
 Portfolio turnover rate                              87%          77%          78%         135%           73%
--------------------------------------------------------------------------------------------------------------

(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.

 40  Janus Global Life Sciences Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

                                                Glossary of investment terms  41

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

 42 Janus Global Life Sciences Fund prospectus may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

                                                Glossary of investment terms  43

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

 44 Janus Global Life Sciences Fund prospectus the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

                                                Glossary of investment terms  45

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

 46 Janus Global Life Sciences Fund prospectus indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  47
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                  You can make inquiries and request other
                  information, including a Statement of Additional
                  Information, Annual Report, or Semiannual Report, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The Fund's
                  Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com.
                  Additional information about the Fund's
                  investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and
                  Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 28, 2007

                             JANUS INVESTMENT FUND
                        JANUS GLOBAL OPPORTUNITIES FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Global Opportunities Fund..........................    2
    FEES AND EXPENSES...........................................    5
    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    7
       Risks....................................................    9
       Frequently asked questions about certain risks...........   10
       General portfolio policies...............................   12
    MANAGEMENT OF THE FUND
       Investment adviser.......................................   16
       Management expenses......................................   17
       Investment personnel.....................................   18
    OTHER INFORMATION...........................................   19
    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   24
       Purchases................................................   25
       Tax-deferred accounts....................................   26
       Exchanges................................................   27
       Redemptions..............................................   28
       Redemption fee...........................................   29
       Excessive trading........................................   30
       Shareholder account policies.............................   34
    DISTRIBUTIONS AND TAXES.....................................   36
    FINANCIAL HIGHLIGHTS........................................   39
    GLOSSARY OF INVESTMENT TERMS................................   41

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS GLOBAL OPPORTUNITIES FUND

   Janus Global Opportunities Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets.

   The portfolio managers emphasize investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio managers will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

   The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

 2  Janus Global Opportunities Fund prospectus

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio managers more flexibility to hold larger positions in a smaller number of securities than a Fund that is classified as diversified.

   The Fund normally has significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, the Fund did not hold investments in emerging markets.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is unmanaged and

                                                          Risk/return summary  3
   is not available for direct investment. All figures assume reinvestment of dividends and distributions.

   JANUS GLOBAL OPPORTUNITIES FUND

      Annual returns for periods ended 12/31
                                                 (15.91)%  38.41%  15.33%  4.07%  11.19%
                                                   2002     2003    2004   2005   2006

      Best Quarter:  2nd-2003 22.21%    Worst Quarter:  3rd-2002 (21.31)%

                                        Average annual total return for periods ended 12/31/06
                                        ------------------------------------------------------
                                                                               Since Inception
                                                            1 year   5 years      (6/29/01)
    Janus Global Opportunities Fund
      Return Before Taxes                                   11.19%    9.21%         9.72%
      Return After Taxes on Distributions                    8.86%    8.73%         9.26%
      Return After Taxes on Distributions and Sale of Fund
        Shares(1)                                           10.43%    8.04%         8.51%
    Morgan Stanley Capital International World
      Index(SM)(2)                                          20.07%    9.97%         7.58%
      (reflects no deduction for expenses, fees, or taxes)
                                                            ------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Morgan Stanley Capital International ("MSCI") World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Global Opportunities Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund. However, if you sell shares of the Fund that you have held for three months or less, you may pay a redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

                                                          Risk/return summary  5

 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................   None
   Redemption fee on shares of the Fund held for three months or less (as a % of amount redeemed). Effective for shares
    purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to
    90 days....................................................  2.00%(2)(3)
   Exchange fee................................................   None(3)

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                           Management    Other     Acquired Fund(5)    Total Annual Fund
                                             Fee(4)     Expenses   Fees and Expenses   Operating Expenses
  Janus Global Opportunities Fund            0.64%       0.53%           0.00%               1.17%

  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) For shares purchased through an intermediary, your financial intermediary may charge you a separate fee for purchases and sales of shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
 (3) An exchange of Fund shares held for three months or less may be subject to the Fund's 2.00% redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.
 (4) The "Management Fee" is the investment advisory fee paid by the Fund to Janus Capital.
 (5) "Acquired Fund" means any underlying fund in which the Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to the Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The amount is less than 0.01% and is included in Other Expenses.

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                       1 Year    3 Years   5 Years   10 Years
                                                       --------------------------------------
  Janus Global Opportunities Fund                       $ 119     $ 372     $ 644    $ 1,420

 6  Janus Global Opportunities Fund prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio managers believe that common stocks will appreciate in value. The Fund's portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   The Fund emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio managers will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

   Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions,

                                    Principal investment strategies and risks  7
   the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

3. WHAT IS A "SPECIAL SITUATION"?

   The Fund may invest in special situations or turnarounds. A special situation arises when the portfolio managers believe that the securities of an issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize investments in companies of any particular size.

5. HOW DO THE PORTFOLIO MANAGERS FOR THE FUND DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

   A company may be undervalued when, in the opinion of the Fund's portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

 8  Janus Global Opportunities Fund prospectus

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Fund and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. To the extent that the Fund is an underlying fund in a Janus Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to the Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information.

                                    Principal investment strategies and risks  9

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF THE FUND AFFECT THE FUND'S RISK PROFILE?

   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in the most attractive companies identified by the portfolio managers. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the Fund.

2. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

   If the portfolio managers' perception of a company's worth is not realized in the time frame they expect, the overall performance of the Fund may suffer. In general, the portfolio managers believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends, and/or assets.

4. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the

 10  Janus Global Opportunities Fund prospectus

     Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

5. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

   Within the parameters of its specific investment policies, the Fund may invest an unlimited amount of its assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM).

   To the extent that the Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of the Fund's investments by country is contained in the Fund's shareholder report and in the Fund's Form N-Q, which are filed with the SEC.

                                   Principal investment strategies and risks  11

   In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. The Fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

6. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

7. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market

 12 Janus Global Opportunities Fund prospectus fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in stocks or bonds. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (35% or less of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" (uncovered) short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

                                   Principal investment strategies and risks  13

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. The Fund may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or

 14 Janus Global Opportunities Fund prospectus completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio managers. Changes are made in the Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

                                   Principal investment strategies and risks  15

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC ("Janus Capital" or "Janus"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services, and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual

 16 Janus Global Opportunities Fund prospectus funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for the Fund, as well as the actual investment advisory fee rate paid by the Fund to Janus Capital based on the Fund's average net assets.

                                                                            Actual Investment
                                                         Contractual        Advisory Fee (%)
                                  Average Daily      Investment Advisory     (for the fiscal
                                   Net Assets              Fee (%)             year ended
Fund Name                            of Fund            (annual rate)       October 31, 2006)
---------------------------------------------------------------------------------------------
   Janus Global Opportunities
     Fund                        All Asset Levels           0.64                  0.64
---------------------------------------------------------------------------------------------

   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement is included in the Fund's annual and semiannual reports to shareholders. You can request the Fund's annual or semiannual reports, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The reports are also available, free of charge, on www.janus.com.

                                                      Management of the Fund  17

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

GREGORY R. KOLB, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Janus Global Opportunities Fund, which he has co-managed since May 2005. He joined
     Janus Capital in 2001 as an equity research analyst. He holds a Bachelor's degree in Business Administration from Miami University (of
     Ohio) where he graduated magna cum laude with honors. Mr. Kolb and Jason Yee are jointly and primarily responsible for the day-to-day management of Janus Global Opportunities Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Kolb holds the Chartered Financial Analyst designation.

JASON P. YEE, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Janus Global Opportunities Fund, which he has managed or co-managed since its inception. Mr. Yee is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992, working as a research analyst until 1996.
     He re-joined Janus Capital in 2000 as a research analyst. He holds a Bachelor of Science in Mechanical Engineering from Stanford University.
     Mr. Yee and Gregory Kolb are jointly and primarily responsible for the day-to-day management of Janus Global Opportunities Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Yee holds the Chartered Financial Analyst designation.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Fund's portfolio managers is included in the Fund's Statement of Additional Information.

 18 Janus Global Opportunities Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if Janus Capital and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, which currently offer the Fund as an investment option would be able to direct contributions to the Fund through their plan, regardless of whether they invested in such fund prior to its closing.

   In the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. New accounts may also be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

   Janus Capital encourages its employees to own shares of the Janus funds. Accordingly, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in a closed fund. Trustees of the Fund may also open new accounts in a closed fund. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund

                                                           Other information  19
   industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also

 20 Janus Global Opportunities Fund prospectus dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.

   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its

                                                           Other information  21
   view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 22  Janus Global Opportunities Fund prospectus

                        JANUS GLOBAL OPPORTUNITIES FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange, and redeem shares,
                                       as well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       [JANUS LOGO]

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares, to the extent the Fund is invested in such markets.

   All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign

 24 Janus Global Opportunities Fund prospectus equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for purchases of shares.

   Purchase requests must be received in good order by the Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the

                                                         Shareholder's guide  25
   regular trading session of the NYSE in order to receive that day's NAV. The Fund reserves the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the NYSE closes early.

   The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

 26 Janus Global Opportunities Fund prospectus

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - Exchange requests between the Fund and other Janus funds must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.

   - You may generally exchange shares of the Fund for shares of another fund in the Trust only if that fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each fund.

   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")

   - An exchange of shares from the Fund held for three months or less may be subject to the Fund's redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

   - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more

                                                         Shareholder's guide  27
     information about the Fund's policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.

   Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days

 28 Janus Global Opportunities Fund prospectus you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

   Redemptions (and exchanges) of shares of the Fund held for three months or less may be subject to the Fund's redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

   Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
   (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) involuntary redemptions imposed by Janus Capital; and (vi) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

   In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that

                                                         Shareholder's guide  29
   imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges")

 30 Janus Global Opportunities Fund prospectus in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the

                                                         Shareholder's guide  31
   account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund

 32 Janus Global Opportunities Fund prospectus encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.

   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Fund shall be available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as

                                                         Shareholder's guide  33
   deemed necessary to protect the interests of the Fund. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's Statement of Additional Information.

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you

 34 Janus Global Opportunities Fund prospectus have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

                                                         Shareholder's guide  35

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Dividends and capital gains distributions are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

 36  Janus Global Opportunities Fund prospectus

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under

                                                     Distributions and taxes  37

   Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.

 38  Janus Global Opportunities Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

                                                        Financial highlights  39

JANUS GLOBAL OPPORTUNITIES FUND
------------------------------------------------------------------------------------------------------
                                                           Years ended October 31
                                        2006          2005         2004          2003           2002
 NET ASSET VALUE, BEGINNING OF
   PERIOD                               $13.91       $12.93       $11.66          $8.64          $9.68
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)             0.10         0.10         0.03           0.03           0.03
 Net gain/(loss) on securities
   (both realized and unrealized)         1.42         0.91         1.27           3.02         (1.04)
 Total from investment operations         1.52         1.01         1.30           3.05         (1.01)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                              (0.11)       (0.03)       (0.03)         (0.04)         (0.02)
 Distributions (from capital gains)         --           --           --             --         (0.01)
 Redemption fees                            --(1)        --(1)        --(1)        0.01            N/A
 Payment from affiliate                     --           --(2)        --             --             --
 Total distributions and other          (0.11)       (0.03)       (0.03)         (0.03)         (0.03)
 NET ASSET VALUE, END OF PERIOD         $15.32       $13.91       $12.93         $11.66          $8.64
 Total return                           10.96%(3)     7.78%(3)    11.18%         35.51%       (10.59)%
 Net assets, end of period (in
   millions)                              $146         $178         $207           $144           $149
 Average net assets for the period
   (in millions)                          $161         $219         $175           $133           $155
 Ratio of gross expenses to average
   net assets                            1.17%(4)     1.03%(5)     1.09%(5)       1.17%          1.19%
 Ratio of net expenses to average
   net assets                            1.15%        1.02%        1.09%          1.16%          1.16%
 Ratio of net investment
   income/(loss) to average net
   assets                                0.57%        0.62%        0.24%          0.27%          0.40%
 Portfolio turnover rate                   38%          36%          37%            31%            84%
------------------------------------------------------------------------------------------------------

(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and increased the ratio by 0.02%.
(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2005 and 2004.

 40 Janus Global Opportunities Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

                                                Glossary of investment terms  41

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

 42 Janus Global Opportunities Fund prospectus may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

                                                Glossary of investment terms  43

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

 44 Janus Global Opportunities Fund prospectus the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

                                                Glossary of investment terms  45

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

 46 Janus Global Opportunities Fund prospectus indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  47
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

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 28, 2007

                             JANUS INVESTMENT FUND
                           JANUS GLOBAL RESEARCH FUND
                      (FORMERLY NAMED JANUS RESEARCH FUND)

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Global Research Fund...............................    2
    FEES AND EXPENSES...........................................    6
    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    9
       Risks....................................................   10
       Frequently asked questions about certain risks...........   11
       General portfolio policies...............................   13
    MANAGEMENT OF THE FUND
       Investment adviser.......................................   17
       Management expenses......................................   18
       Investment personnel.....................................   21
    OTHER INFORMATION...........................................   22
    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   27
       Purchases................................................   28
       Tax-deferred accounts....................................   29
       Exchanges................................................   30
       Redemptions..............................................   31
       Redemption fee...........................................   32
       Excessive trading........................................   33
       Shareholder account policies.............................   37
    DISTRIBUTIONS AND TAXES.....................................   39
    FINANCIAL HIGHLIGHTS........................................   42
    GLOSSARY OF INVESTMENT TERMS................................   43

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS GLOBAL RESEARCH FUND

   Janus Global Research Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size and located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The Fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The Fund may have significant exposure to emerging markets.

   Janus Capital's equity research analysts (the "Research Team") select investments for the Fund which represent their high conviction investment ideas in all market capitalizations, styles and geographies. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom-up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high conviction ideas to their respective sector teams. Sector teams compare the appreciation potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities.

   Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk/reward opportunity or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

 2  Janus Global Research Fund prospectus

   Janus Capital's Director of Research oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, if the Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund normally has significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, approximately 7.6% of the Fund's investments were in emerging markets.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk/return summary  3

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the Fund's performance during its first calendar year of operations. The Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

 4  Janus Global Research Fund prospectus

JANUS GLOBAL RESEARCH FUND(1)(2)

      Annual returns for period ended 12/31
                                                                          18.40%
                                                                          2006

      Best Quarter:  1st-2006 9.06%    Worst Quarter:  2nd-2006 (3.32)%

                                    Average annual total return for periods ended 12/31/06
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                  1 year      (2/25/05)
    Janus Global Research Fund(1)
      Return Before Taxes                                         18.40%       20.18%
      Return After Taxes on Distributions                         16.57%       18.70%
      Return After Taxes on Distributions and Sale of Fund
        Shares(3)                                                 12.56%       16.62%
    Morgan Stanley Capital International World Growth Index(4)    15.15%       13.38%
      (reflects no deduction for expenses, fees, or taxes)
    Russell 1000(R) Index(5)                                      15.46%       11.52%
      (reflects no deduction for expenses, fees, or taxes)
                                                                  ----------------------

   (1) Formerly named Janus Research Fund.
   (2) The Fund's performance reflects the effect of expense waivers in 2005. Without the effect of these expense waivers, the performance shown would have been lower.
   (3) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (4) Effective January 1, 2007, the Fund changed its primary benchmark from the Russell 1000(R) Index to the Morgan Stanley Capital International ("MSCI") World Growth Index. The new primary benchmark provides a more appropriate representation of the Fund's investments. The MSCI World Growth Index measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.
   (5) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  5

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses."

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund. However, if you sell shares of the Fund that you have held for three months or less, you may pay a redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

 6  Janus Global Research Fund prospectus

 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................   None
   Redemption fee on shares of the Fund held for three months or less (as a % of amount redeemed). Effective for shares
    purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to
    90 days....................................................  2.00%(2)(3)
   Exchange fee................................................   None(3)

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                        Acquired   Total Annual             Net Annual
                                                        Fund(5)        Fund                    Fund
                                Management    Other     Fees and    Operating     Expense    Operating
                                  Fee(4)     Expenses   Expenses   Expenses(6)    Waivers   Expenses(6)
  Janus Global Research
    Fund(7)(8)                    0.64%       0.52%      0.00%        1.16%        0.00%       1.16%

  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) For shares purchased through an intermediary, your financial intermediary may charge you a separate fee for purchases and sales of shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
 (3) An exchange of Fund shares held for three months or less may be subject to the Fund's 2.00% redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.
 (4) The "Management Fee" is the investment advisory fee paid by the Fund to Janus Capital.
 (5) "Acquired Fund" means any underlying fund in which the Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to the Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The amount is less than 0.01% and is included in Other Expenses.
 (6) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least March 1, 2008. The expense waiver shown reflects the application of such limit. The expense waiver is detailed in the Statement of Additional Information.
 (7) Formerly named Janus Research Fund.
 (8) The Fund pays an investment advisory fee rate that may adjust upward or downward based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to this fee rate commenced January 2007 and may increase or decrease the Management Fee rate shown in the table by a variable up to 0.15%, assuming constant assets. The Management Fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Refer to "Management Expenses" in this Prospectus for additional information with a further description in the Statement of Additional Information. Janus Global Research Fund has entered into an agreement with Janus Capital to limit certain expenses (see footnote to the Total Annual Fund Operating Expenses above). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

                                                          Risk/return summary  7

 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Global Research Fund(1)(2)                        $ 118     $ 368     $ 638    $ 1,409

 (1) Formerly named Janus Research Fund.
 (2) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

 8  Janus Global Research Fund prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The Fund's investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

                                    Principal investment strategies and risks  9

3. WHAT IS A "SPECIAL SITUATION"?

   The Fund may invest in special situations or turnarounds. A special situation arises when the investment personnel believe that the securities of an issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize investments in companies of any particular size.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or

 10 Janus Global Research Fund prospectus more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Fund and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. To the extent that the Fund is an underlying fund in a Janus Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to the Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country.

                                   Principal investment strategies and risks  11

     U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

   Within the parameters of its specific investment policies, the Fund may invest an unlimited amount of its assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM).

   To the extent that the Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of the Fund's investments by country is contained in the Fund's shareholder report and in the Fund's Form N-Q, which are filed with the SEC.

 12  Janus Global Research Fund prospectus

   In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. The Fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

5. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market

                                   Principal investment strategies and risks  13
   fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   WAITING PERIOD
   The Fund may be subject to a waiting period prior to purchases or sales of securities in order to attempt to provide equitable dissemination of Janus analyst ideas among other accounts. A waiting period may not be applicable when, among other things, the idea is already disseminated to other Janus fund portfolio managers and/or investment personnel. Any waiting period may adversely affect the purchase or sale price of a security, due to the time delay. This may, in turn, affect the return on your investment in the Fund.

   CASH POSITION
   The Fund may not always stay fully invested in stocks or bonds. For example, when the investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

 14  Janus Global Research Fund prospectus

   - high-yield/high-risk bonds (35% or less of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" (uncovered) short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or

                                   Principal investment strategies and risks  15
   differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. The Fund may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

 16  Janus Global Research Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC ("Janus Capital" or "Janus"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services, and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual

                                                      Management of the Fund  17
   funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for the Fund, as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (net of fee waivers) based on the Fund's average net assets.

                                                                            Actual Investment
                                                         Contractual        Advisory Fee (%)
                                  Average Daily      Investment Advisory     (for the fiscal
                                   Net Assets              Fee (%)             year ended
Fund Name                            of Fund            (annual rate)       October 31, 2006)
---------------------------------------------------------------------------------------------
   Janus Global Research
     Fund(1)(2)                  All Asset Levels           0.64(3)               0.64
---------------------------------------------------------------------------------------------

(1) Formerly named Janus Research Fund.
(2) Effective January 1, 2006, the Fund's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This change did not impact the investment advisory fee shown until one year after the effective date, which is when the performance adjustment took effect. Details discussing this performance fee are included below with a further description in the Statement of Additional Information.
(3) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain level until at least March 1, 2008. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included in the Statement of Additional Information. The waiver is not reflected in the fee rate shown.

 18  Janus Global Research Fund prospectus

   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement is included in the Fund's annual and semiannual reports to shareholders. You can request the Fund's annual or semiannual reports, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The reports are also available, free of charge, on www.janus.com.

   The Fund's investment advisory fee is determined by calculating a base fee and applying a performance adjustment (described in further detail below). The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the MSCI World Growth Index. Effective January 1, 2007, the Fund's benchmark changed from the Russell 1000(R) Index to the MSCI World Growth Index for purposes of measuring the Fund's performance and calculating the performance adjustment. Details regarding the implementation of the new benchmark are contained in the Statement of Additional Information.

   Only the base fee rate applied until January 2007, at which time the calculation of the performance adjustment is applied as follows:

   Investment Advisory Fee = Base Fee +/- Performance Adjustment

   The investment advisory fee paid to Janus Capital by the Fund consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began January 2007.

   No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period

                                                      Management of the Fund  19
   and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

   Should the Trustees subsequently decide to divide shares of the Fund into two or more separate classes, the oldest class of shares will be used for purposes of determining the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the oldest class of shares of the Fund against the investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

   The Fund's Statement of Additional Information contains additional information about performance-based fees.

 20  Janus Global Research Fund prospectus

INVESTMENT PERSONNEL

RESEARCH TEAM
--------------------------------------------------------------------------------
     The Research Team selects investments for Janus Global Research Fund, and has done so since its inception. James P. Goff, CFA, is Janus
     Capital's Director of Research and Executive Vice President of the Fund. Mr. Goff leads the team and is responsible for the day-to-day operations of the Fund. He was Portfolio Manager of Janus Enterprise Fund from its inception in September 1992 through January 2002. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Fund's investment personnel is included in the Fund's Statement of Additional Information.

                                                      Management of the Fund  21

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if Janus Capital and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, which currently offer the Fund as an investment option would be able to direct contributions to the Fund through their plan, regardless of whether they invested in such fund prior to its closing.

   In the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. New accounts may also be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

   Janus Capital encourages its employees to own shares of the Janus funds. Accordingly, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in a closed fund. Trustees of the Fund may also open new accounts in a closed fund. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final

 22 Janus Global Research Fund prospectus settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend

                                                           Other information  23

   (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.

   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ

 24 Janus Global Research Fund prospectus of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  25

                           JANUS GLOBAL RESEARCH FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange, and redeem shares,
                                       as well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       (JANUS LOGO)

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares, to the extent the Fund is invested in such markets.

   All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign

                                                         Shareholder's guide  27
   equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for purchases of shares.

   Purchase requests must be received in good order by the Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the

 28 Janus Global Research Fund prospectus regular trading session of the NYSE in order to receive that day's NAV. The Fund reserves the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the NYSE closes early.

   The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

                                                         Shareholder's guide  29

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - Exchange requests between the Fund and other Janus funds must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.

   - You may generally exchange shares of the Fund for shares of another fund in the Trust only if that fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each fund.

   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")

   - An exchange of shares from the Fund held for three months or less may be subject to the Fund's redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

   - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more

 30  Janus Global Research Fund prospectus
     information about the Fund's policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.

   Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days

                                                         Shareholder's guide  31
   you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

   Redemptions (and exchanges) of shares of the Fund held for three months or less may be subject to the Fund's redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

   Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
   (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) involuntary redemptions imposed by Janus Capital; and (vi) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

   In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that

 32 Janus Global Research Fund prospectus imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges")

                                                         Shareholder's guide  33
   in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the

 34 Janus Global Research Fund prospectus account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund

                                                         Shareholder's guide  35
   encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.

   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Fund shall be available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as

 36 Janus Global Research Fund prospectus deemed necessary to protect the interests of the Fund. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's Statement of Additional Information.

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

                                                         Shareholder's guide  37

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

 38  Janus Global Research Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Dividends and capital gains distributions are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

                                                     Distributions and taxes  39

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under

 40  Janus Global Research Fund prospectus

   Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.

                                                     Distributions and taxes  41

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal year or period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

JANUS GLOBAL RESEARCH FUND(1)
----------------------------------------------------------------------------------
                                                                 Year or Period
                                                                ended October 31
                                                               2006        2005(2)
 NET ASSET VALUE, BEGINNING OF PERIOD                          $11.11       $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.10       (0.01)
 Net gain/(loss) on securities (both realized and
  unrealized)                                                    2.22         1.12
 Total from investment operations                                2.32         1.11
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)                        (0.04)           --
 Distributions (from capital gains)                            (0.23)           --
 Payment from affiliate                                            --           --(3)
 Total distributions and other                                 (0.27)           --
 NET ASSET VALUE, END OF PERIOD                                $13.16       $11.11
 Total return(4)                                               21.21%       11.10%(5)
 Net assets, end of period (in millions)                         $113          $47
 Average net assets for the period (in millions)                  $80          $30
 Ratio of gross expenses to average net assets(6)               1.16%        1.27%(7)
 Ratio of net expenses to average net assets(6)                 1.14%        1.25%
 Ratio of net investment income/(loss) to average net
  assets(6)                                                     0.48%      (0.24)%
 Portfolio turnover rate(6)                                      118%          86%
----------------------------------------------------------------------------------

(1) Formerly named Janus Research Fund.
(2) Fiscal period from February 25, 2005 (inception) through October 31, 2005.
(3) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal period end.
(4) Total return is not annualized for periods of less than one full year.
(5) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(6) Annualized for periods of less than one full year.
(7) The ratio was 1.61% before waiver of certain fees incurred by the Fund.

 42  Janus Global Research Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

                                                Glossary of investment terms  43

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

 44 Janus Global Research Fund prospectus may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

                                                Glossary of investment terms  45

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

 46 Janus Global Research Fund prospectus the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

                                                Glossary of investment terms  47

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

 48 Janus Global Research Fund prospectus indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  49

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 50

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                                                                              51

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 52

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

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                                  (JANUS LOGO)

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 28, 2007




                             JANUS INVESTMENT FUND
                          JANUS GLOBAL TECHNOLOGY FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Global Technology Fund.............................    2

    FEES AND EXPENSES...........................................    6

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    8
       Risks....................................................    9
       Frequently asked questions about certain risks...........   10
       General portfolio policies...............................   12

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   16
       Management expenses......................................   17
       Investment personnel.....................................   18

    OTHER INFORMATION...........................................   19

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   24
       Purchases................................................   25
       Tax-deferred accounts....................................   26
       Exchanges................................................   27
       Redemptions..............................................   28
       Redemption fee...........................................   29
       Excessive trading........................................   30
       Shareholder account policies.............................   34

    DISTRIBUTIONS AND TAXES.....................................   36

    FINANCIAL HIGHLIGHTS........................................   39

    GLOSSARY OF INVESTMENT TERMS................................   41

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS GLOBAL TECHNOLOGY FUND

   Janus Global Technology Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the portfolio managers believe will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

   a. companies that the portfolio managers believe have or will develop products, processes, or services that will provide significant technological advancements or improvements; and

   b. companies that the portfolio managers believe rely extensively on technology in connection with their operations or services.

   The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets.

   For the Fund's 80% investment policy, assets are measured at the time of purchase.

   The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are

 2 Janus Global Technology Fund prospectus unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund normally has significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, approximately 9.5% of the Fund's investments were in emerging markets.

   Although the Fund does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

                                                          Risk/return summary  3

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

 4  Janus Global Technology Fund prospectus

   JANUS GLOBAL TECHNOLOGY FUND

      Annual returns for periods ended 12/31
                          211.55%  (33.67)%  (39.96)%  (40.94)%  47.14%  1.23%  11.50%  7.98%
                           1999      2000      2001      2002     2003   2004    2005   2006

      Best Quarter:  4th-1999 73.95%    Worst Quarter:  3rd-2001 (36.20)%

                                       Average annual total return for periods ended 12/31/06
                                       ------------------------------------------------------
                                                                              Since Inception
                                                           1 year   5 years     (12/31/98)
    Janus Global Technology Fund
      Return Before Taxes                                   7.98%    1.16%          3.47%
      Return After Taxes on Distributions                   7.98%    1.15%          3.36%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                      5.19%    0.99%          2.95%
    S&P 500(R) Index(2)                                    15.80%    6.19%          3.42%
      (reflects no deduction for expenses, fees, or
        taxes)
    Morgan Stanley Capital International World
      Information Technology Index(3)                       9.31%    1.33%        (1.62)%
      (reflects no deduction for expenses, fees, or
        taxes)
                                                           -------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Morgan Stanley Capital International ("MSCI") World Information Technology Index is a capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  5

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund. However, if you sell shares of the Fund that you have held for three months or less, you may pay a redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

 6  Janus Global Technology Fund prospectus

 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................   None
   Redemption fee on shares of the Fund held for three months or less (as a % of amount redeemed). Effective for shares
    purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to
    90 days....................................................  2.00%(2)(3)
   Exchange fee................................................   None(3)

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                           Management    Other     Acquired Fund(5)    Total Annual Fund
                                             Fee(4)     Expenses   Fees and Expenses   Operating Expenses
  Janus Global Technology Fund               0.64%       0.49%           0.00%               1.13%

  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) For shares purchased through an intermediary, your financial intermediary may charge you a separate fee for purchases and sales of shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
 (3) An exchange of Fund shares held for three months or less may be subject to the Fund's 2.00% redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.
 (4) The "Management Fee" is the investment advisory fee paid by the Fund to Janus Capital.
 (5) "Acquired Fund" means any underlying fund in which the Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to the Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The amount is less than 0.01% and is included in Other Expenses.
 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Global Technology Fund                            $ 115     $ 359     $ 622    $ 1,375

                                                          Risk/return summary  7

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio managers believe that common stocks will appreciate in value. The Fund's portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

 8  Janus Global Technology Fund prospectus

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize investments in companies of any particular size.

4. WHAT IS THE FUND'S INDUSTRY POLICY?

   The Fund will not concentrate its investments in any particular industry or group of related industries. As a result, the portfolio managers may have more flexibility to find companies that they believe will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Fund may hold a significant portion of its assets in industries such as: aerospace/ defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow. The Fund's performance may also be affected by industry risk to a greater extent than the other Janus funds.

   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Fund and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. To the extent that the Fund is an underlying fund in a Janus Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to the Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result

                                    Principal investment strategies and risks  9
   in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. In technology-related industries, competitive pressures may have a significant effect on the performance of companies in which the Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national

 10  Janus Global Technology Fund prospectus
     policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

   Within the parameters of its specific investment policies, the Fund may invest an unlimited amount of its assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM).

   To the extent that the Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of the Fund's investments by country is contained in the Fund's shareholder report and in the Fund's Form N-Q, which are filed with the SEC.

   In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such

                                   Principal investment strategies and risks  11
   securities. The Fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

5. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in stocks or bonds. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive

 12 Janus Global Technology Fund prospectus investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (35% or less of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" (uncovered) short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of

                                   Principal investment strategies and risks  13
   quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. The Fund may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of

 14 Janus Global Technology Fund prospectus relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio managers. Changes are made in the Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

                                   Principal investment strategies and risks  15

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC ("Janus Capital" or "Janus"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services, and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual

 16 Janus Global Technology Fund prospectus funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for the Fund, as well as the actual investment advisory fee rate paid by the Fund to Janus Capital based on the Fund's average net assets.

                                                                           Actual Investment
                                                        Contractual        Advisory Fee (%)
                                 Average Daily      Investment Advisory     (for the fiscal
                                   Net Assets             Fee (%)             year ended
Fund Name                           of Fund            (annual rate)       October 31, 2006)
--------------------------------------------------------------------------------------------
   Janus Global Technology
     Fund                       All Asset Levels           0.64                  0.64
--------------------------------------------------------------------------------------------

   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement is included in the Fund's annual and semiannual reports to shareholders. You can request the Fund's annual or semiannual reports, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The reports are also available, free of charge, on www.janus.com.

                                                      Management of the Fund  17

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

J. BRADLEY SLINGERLEND, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Janus Global Technology Fund, which he has co-managed since February 2006. In addition, Mr. Slingerlend performs duties as an equity research analyst, focusing primarily on technology companies. He is also Portfolio Manager of other Janus accounts. Mr. Slingerlend joined Janus Capital in 2000 as a research analyst. He holds a Bachelor's degree in Economics and Astrophysics from Williams College. Mr. Slingerlend and Burton H. Wilson are jointly and primarily responsible for the day-to-day management of Janus Global Technology Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. He holds the Chartered Financial Analyst designation.

BURTON H. WILSON
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Janus Global Technology Fund, which he has co-managed since February 2006. In addition, Mr. Wilson performs duties as an equity research analyst, focusing primarily on technology companies. He is also Portfolio Manager of other Janus accounts. Mr. Wilson joined Janus Capital in 2005 as a research analyst. Prior to joining Janus Capital, Mr. Wilson was a research analyst at Lincoln Equity Management from 2000 to 2004. He holds a Bachelor of Arts degree in Mathematics from the University of Virginia, a Law degree from the University of Virginia School of Law, and a Master's degree in Business Administration from the University of California at Berkeley's Haas School of Business. Mr. Wilson and J.
     Bradley Slingerlend are jointly and primarily responsible for the day-to-day management of Janus Global Technology Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Fund's portfolio managers is included in the Fund's Statement of Additional Information.

 18 Janus Global Technology Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if Janus Capital and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, which currently offer the Fund as an investment option would be able to direct contributions to the Fund through their plan, regardless of whether they invested in such fund prior to its closing.

   In the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. New accounts may also be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

   Janus Capital encourages its employees to own shares of the Janus funds. Accordingly, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in a closed fund. Trustees of the Fund may also open new accounts in a closed fund. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund

                                                           Other information  19
   industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also

 20 Janus Global Technology Fund prospectus dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.

   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its

                                                           Other information  21
   view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 22  Janus Global Technology Fund prospectus

                          JANUS GLOBAL TECHNOLOGY FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange, and redeem shares,
                                       as well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       [JANUS LOGO]

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares, to the extent the Fund is invested in such markets.

   All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign

 24 Janus Global Technology Fund prospectus equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for purchases of shares.

   Purchase requests must be received in good order by the Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the

                                                         Shareholder's guide  25
   regular trading session of the NYSE in order to receive that day's NAV. The Fund reserves the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the NYSE closes early.

   The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

 26 Janus Global Technology Fund prospectus

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - Exchange requests between the Fund and other Janus funds must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.

   - You may generally exchange shares of the Fund for shares of another fund in the Trust only if that fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each fund.

   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")

   - An exchange of shares from the Fund held for three months or less may be subject to the Fund's redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

   - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more

                                                         Shareholder's guide  27
     information about the Fund's policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.

   Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days

 28 Janus Global Technology Fund prospectus you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

   Redemptions (and exchanges) of shares of the Fund held for three months or less may be subject to the Fund's redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

   Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
   (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) involuntary redemptions imposed by Janus Capital; and (vi) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

   In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that

                                                         Shareholder's guide  29
   imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges")

 30 Janus Global Technology Fund prospectus in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the

                                                         Shareholder's guide  31
   account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund

 32 Janus Global Technology Fund prospectus encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.

   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top five portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Fund shall be available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as

                                                         Shareholder's guide  33
   deemed necessary to protect the interests of the Fund. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's Statement of Additional Information.

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

 34 Janus Global Technology Fund prospectus

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

                                                         Shareholder's guide  35

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Dividends and capital gains distributions are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

 36  Janus Global Technology Fund prospectus

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under

                                                     Distributions and taxes  37

   Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.

 38  Janus Global Technology Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

                                                        Financial highlights  39

JANUS GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                  2006         2005         2004          2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD             $10.88        $9.70       $10.44         $7.41        $10.83
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         --(1)      0.01         0.02            --(1)     (0.01)
 Net gain/(loss) on securities (both realized
  and unrealized)                                   1.36         1.17       (0.76)          3.03        (3.41)
 Total from investment operations                   1.36         1.18       (0.74)          3.03        (3.42)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)           (0.01)           --           --            --            --
 Distributions (from capital gains)                   --           --           --            --            --
 Redemption fees                                      --(2)        --(2)        --(2)         --(2)        N/A
 Payment from affiliate                               --(3)        --           --(3)         --            --
 Total distributions and other                    (0.01)           --           --            --            --
 NET ASSET VALUE, END OF PERIOD                   $12.23       $10.88        $9.70        $10.44         $7.41
 Total return                                     12.48%(4)    12.16%      (7.09)%(4)     41.08%      (31.67)%
 Net assets, end of period (in millions)            $914         $994       $1,255        $1,656        $1,250
 Average net assets for the period (in
  millions)                                         $999       $1,110       $1,481        $1,333        $1,907
 Ratio of gross expenses to average net
  assets(5)                                        1.13%        1.04%        1.07%         1.07%         0.96%
 Ratio of net expenses to average net assets       1.11%        1.03%        1.07%         1.06%         0.94%
 Ratio of net investment income/(loss) to
  average net assets                             (0.30)%        0.07%      (0.37)%       (0.27)%       (0.14)%
 Portfolio turnover rate                             85%          31%          24%           48%           66%
--------------------------------------------------------------------------------------------------------------

(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.

 40  Janus Global Technology Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

                                                Glossary of investment terms  41

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

 42 Janus Global Technology Fund prospectus may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

                                                Glossary of investment terms  43

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

 44 Janus Global Technology Fund prospectus the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

                                                Glossary of investment terms  45

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

 46 Janus Global Technology Fund prospectus indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  47
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

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 28, 2007

                             JANUS INVESTMENT FUND
                          JANUS GROWTH AND INCOME FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Growth and Income Fund.............................    2

    FEES AND EXPENSES...........................................    6

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    7
       Risks....................................................    9
       Frequently asked questions about certain risks...........   10
       General portfolio policies...............................   12

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   16
       Management expenses......................................   17
       Investment personnel.....................................   18

    OTHER INFORMATION...........................................   19

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   24
       Purchases................................................   25
       Tax-deferred accounts....................................   26
       Exchanges................................................   27
       Redemptions..............................................   28
       Excessive trading........................................   29
       Shareholder account policies.............................   33

    DISTRIBUTIONS AND TAXES.....................................   34

    FINANCIAL HIGHLIGHTS........................................   37

    GLOSSARY OF INVESTMENT TERMS................................   38

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS GROWTH AND INCOME FUND

   Janus Growth and Income Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its investment objective by normally emphasizing investments in common stocks. The Fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part or all of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. All or part of the Fund's income component may consist of structured securities such as equity-linked structured notes. The Fund is not designed for investors who need consistent income, and the Fund's investment strategies could result in significant fluctuations of income.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

 2  Janus Growth and Income Fund prospectus

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The income component of the Fund's holdings may include fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due. Equity-linked structured notes may be more volatile and less liquid than other types of fixed-income securities. Such securities may have no guaranteed return of principal and may exhibit price behavior that does not correlate with other fixed-income securities.

   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, approximately 6.8% of the Fund's investments were in emerging markets.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk/return summary  3

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

   JANUS GROWTH AND INCOME FUND

    Annual returns for periods ended 12/31
           34.66%  34.87%  51.18%  (11.41)%  (14.36)%  (21.51)%  24.65%  11.89%  12.48%  7.82%
            1997    1998    1999     2000      2001      2002     2003    2004    2005   2006

    Best Quarter:  4th-1999 29.20%    Worst Quarter:  3rd-2002 (16.37)%

                                         Average annual total return for periods ended 12/31/06
                                         ------------------------------------------------------
                                                                                Since Inception
                                                  1 year   5 years   10 years      (5/15/91)
    Janus Growth and Income Fund
      Return Before Taxes                          7.82%     5.83%    10.71%        13.23%
      Return After Taxes on Distributions          7.46%     5.63%     9.86%        12.00%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                     5.26%     4.94%     9.11%        11.32%
    S&P 500(R) Index(2)                           15.80%     6.19%     8.42%        11.21%
      (reflects no deduction for expenses, fees,
        or taxes)
    Russell 1000(R) Growth Index(3)                9.07%     2.69%     5.44%         9.04%
      (reflects no deduction for expenses, fees,
        or taxes)
                                                  -----------------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

 4  Janus Growth and Income Fund prospectus

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  5

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................  None
   Redemption fee..............................................  None
   Exchange fee................................................  None

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                           Management    Other     Acquired Fund(3)    Total Annual Fund
                                             Fee(2)     Expenses   Fees and Expenses   Operating Expenses
  Janus Growth and Income Fund               0.62%       0.27%           0.00%               0.89%

  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) For shares purchased through an intermediary, your financial intermediary may charge you a separate fee for purchases and sales of shares.
 (2) The "Management Fee" is the investment advisory fee paid by the Fund to Janus Capital.
 (3) "Acquired Fund" means any underlying fund in which the Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to the Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The amount is less than 0.01% and is included in Other Expenses.

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                       1 Year    3 Years   5 Years   10 Years
                                                       --------------------------------------
  Janus Growth and Income Fund                          $ 91      $ 284     $ 493    $ 1,096

 6  Janus Growth and Income Fund prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The Fund's portfolio manager generally takes a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   The Fund may emphasize some degree of income. The portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The portfolio manager seeks companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

                                    Principal investment strategies and risks  7

3. WHAT IS A "SPECIAL SITUATION"?

   The Fund may invest in special situations or turnarounds. A special situation arises when the portfolio manager believes that the securities of an issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize investments in companies of any particular size.

5. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF THE FUND'S PORTFOLIO?

   The Fund shifts assets between the growth and income components of its portfolio holdings based on the portfolio manager's analyses of relevant market, financial, and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Fund will place a greater emphasis on the growth component. The Fund's growth component will normally be up to 75% of its net assets. In addition, the Fund's income component may consist of dividend-paying stocks which exhibit growth characteristics.

6. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF THE FUND'S
   PORTFOLIO?

   The growth component of the Fund's portfolio is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential.

 8  Janus Growth and Income Fund prospectus

7. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF THE FUND'S
   PORTFOLIO?

   The income component of the Fund's holdings will consist largely of equities and other securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities, equity derivatives, and all types of debt securities.

   Equity securities may be included in the income component of the Fund if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Accordingly, the Fund's income component may also exhibit growth characteristics. The Fund's income component may consist of structured securities such as equity-linked structured notes. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. Equity-linked structured notes are further described in the "Glossary of Investment Terms."

8. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT IN THE FUND?

   Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. The income component of the Fund's holdings may include fixed-income securities.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a

                                    Principal investment strategies and risks  9

   Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Fund and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. To the extent that the Fund is an underlying fund in a Janus Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to the Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than

 10 Janus Growth and Income Fund prospectus investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that

                                   Principal investment strategies and risks  11
   derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

4. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in stocks or bonds. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The

 12  Janus Growth and Income Fund prospectus

   Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (35% or less of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" (uncovered) short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly

                                   Principal investment strategies and risks  13
   traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's portfolio manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. The Fund may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER

   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio manager. Changes are made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable.

 14  Janus Growth and Income Fund prospectus

   Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

                                   Principal investment strategies and risks  15

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC ("Janus Capital" or "Janus"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services, and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual

 16 Janus Growth and Income Fund prospectus funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for the Fund, as well as the actual investment advisory fee rate paid by the Fund to Janus Capital based on the Fund's average net assets.

                                                                            Actual Investment
                                                         Contractual        Advisory Fee (%)
                                  Average Daily      Investment Advisory     (for the fiscal
                                   Net Assets              Fee (%)             year ended
Fund Name                            of Fund            (annual rate)       October 31, 2006)
---------------------------------------------------------------------------------------------
   Janus Growth and Income
     Fund                        All Asset Levels           0.62                  0.62
---------------------------------------------------------------------------------------------

   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement is included in the Fund's annual and semiannual reports to shareholders. You can request the Fund's annual or semiannual reports, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The reports are also available, free of charge, on www.janus.com.

                                                      Management of the Fund  17

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

MINYOUNG SOHN, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Growth and Income Fund, which he has managed since January 2004. He is also
     Portfolio Manager of other Janus accounts. Mr. Sohn joined Janus Capital in 1998 as a research analyst. He holds a Bachelor of Arts degree (cum laude) in Government and Economics from Dartmouth College. Mr. Sohn holds the Chartered Financial Analyst designation.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Fund's portfolio manager is included in the Fund's Statement of Additional Information.

 18  Janus Growth and Income Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if Janus Capital and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, which currently offer the Fund as an investment option would be able to direct contributions to the Fund through their plan, regardless of whether they invested in such fund prior to its closing.

   In the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. New accounts may also be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

   Janus Capital encourages its employees to own shares of the Janus funds. Accordingly, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in a closed fund. Trustees of the Fund may also open new accounts in a closed fund. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund

                                                           Other information  19
   industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also

 20 Janus Growth and Income Fund prospectus dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.

   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its

                                                           Other information  21
   view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 22  Janus Growth and Income Fund prospectus

                          JANUS GROWTH AND INCOME FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange, and redeem shares,
                                       as well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       [JANUS LOGO]

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares, to the extent the Fund is invested in such markets.

   All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign

 24 Janus Growth and Income Fund prospectus equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for purchases of shares.

   Purchase requests must be received in good order by the Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the

                                                         Shareholder's guide  25
   regular trading session of the NYSE in order to receive that day's NAV. The Fund reserves the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the NYSE closes early.

   The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

 26  Janus Growth and Income Fund prospectus

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - Exchange requests between the Fund and other Janus funds must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.

   - You may generally exchange shares of the Fund for shares of another fund in the Trust only if that fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each fund.

   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")

   - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

                                                         Shareholder's guide  27

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.

   Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

 28  Janus Growth and Income Fund prospectus

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior

                                                         Shareholder's guide  29
   notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

 30  Janus Growth and Income Fund prospectus

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

                                                         Shareholder's guide  31

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.

   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Fund shall be available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Fund. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's Statement of Additional Information.

 32  Janus Growth and Income Fund prospectus

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

                                                         Shareholder's guide  33

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Dividends are normally declared and distributed in March, June, September, and December. Capital gains are normally declared and distributed in December. The date you receive your dividend may vary depending on how your intermediary processes trades. Please contact your intermediary for details. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

 34  Janus Growth and Income Fund prospectus

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under

                                                     Distributions and taxes  35

   Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.

 36  Janus Growth and Income Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

JANUS GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                  2006        2005        2004         2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD            $33.97      $29.29      $27.12        $23.70        $27.99
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.61        0.24        0.07          0.17          0.20
 Net gain/(loss) on securities (both realized
  and unrealized)                                  3.30        4.66        2.17          3.43        (4.28)
 Total from investment operations                  3.91        4.90        2.24          3.60        (4.08)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)          (0.52)      (0.22)      (0.07)        (0.18)        (0.21)
 Distributions (from capital gains)                  --          --          --            --            --
 Payment from affiliate                              --(1)       --(1)       --(1)         --            --
 Total distributions and other                   (0.52)      (0.22)      (0.07)        (0.18)        (0.21)
 NET ASSET VALUE, END OF PERIOD                  $37.36      $33.97      $29.29        $27.12        $23.70
 Total return                                    11.56%(2)   16.79%(2)    8.28%(2)     15.20%      (14.62)%
 Net assets, end of period (in millions)         $6,781      $5,735      $5,177        $6,003        $5,328
 Average net assets for the period (in
  millions)                                      $6,677      $5,455      $5,568        $5,715        $6,480
 Ratio of gross expenses to average net
  assets(3)                                       0.89%       0.88%       0.92%         0.91%         0.90%
 Ratio of net expenses to average net assets      0.88%       0.87%       0.92%         0.91%         0.88%
 Ratio of net investment income/(loss) to
  average net assets                              1.90%       0.68%       0.24%         0.67%         0.73%
 Portfolio turnover rate                            50%         38%         41%           50%           49%
-----------------------------------------------------------------------------------------------------------

(1) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.

                                                        Financial highlights  37

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

 38  Janus Growth and Income Fund prospectus

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

                                                Glossary of investment terms  39
   may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

 40  Janus Growth and Income Fund prospectus

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

                                                Glossary of investment terms  41
   the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

 42  Janus Growth and Income Fund prospectus

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

                                                Glossary of investment terms  43
   indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

 44  Janus Growth and Income Fund prospectus

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020
            The Trust's Investment Company Act File No. is 811-1879.

                                      February 28, 2007




                             JANUS INVESTMENT FUND
                             JANUS HIGH-YIELD FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus High-Yield Fund....................................    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
          strategies............................................    7
       Risks....................................................    8
       Frequently asked questions about certain risks...........    9
       General portfolio policies...............................   11

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   15
       Management expenses......................................   16
       Investment personnel.....................................   17

    OTHER INFORMATION...........................................   18

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   23
       Purchases................................................   24
       Tax-deferred accounts....................................   25
       Exchanges................................................   26
       Redemptions..............................................   27
       Redemption fee...........................................   28
       Excessive trading........................................   29
       Shareholder account policies.............................   33

    DISTRIBUTIONS AND TAXES.....................................   35

    FINANCIAL HIGHLIGHTS........................................   38

    GLOSSARY OF INVESTMENT TERMS................................   40

    EXPLANATION OF RATING CATEGORIES............................   47


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS HIGH-YIELD FUND

   Janus High-Yield Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVES

--------------------------------------------------------------------------------
   JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.

   The Fund's Trustees may change these objectives or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio manager believes offer attractive risk/return characteristics. The Fund may at times invest all of its assets in such securities.

   For the Fund's 80% investment policy, assets are measured at the time of purchase.

   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt and equity securities, which may include investments in emerging markets.

 2  Janus High-Yield Fund prospectus

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

   The Fund may invest without limit in higher-yielding/higher-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is unmanaged and is not available for direct investment. All figures assume reinvestment of dividends and distributions.

                                                          Risk/return summary  3

   JANUS HIGH-YIELD FUND(1)

    Annual returns for periods ended 12/31
                        15.47%  0.97%  5.54%  2.50%  4.59%  2.56%  16.04%  9.42%  2.77%  11.10%
                         1997   1998   1999   2000   2001   2002    2003   2004   2005   2006

    Best Quarter:  3rd-1997 6.33%    Worst Quarter:  3rd-1998 (5.76)%

                                        Average annual total return for periods ended 12/31/06
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years     (12/29/95)
    Janus High-Yield Fund
      Return Before Taxes                        11.10%    8.26%     6.96%          8.40%
      Return After Taxes on Distributions         8.25%    5.60%     3.76%          5.08%
      Return After Taxes on Distributions and
        Sale of Fund Shares(2)                    7.11%    5.45%     3.91%          5.11%
    Lehman Brothers High-Yield Bond Index(3)     11.85%   10.18%     6.59%          7.01%
      (reflects no deduction for expenses,
        fees, or taxes)
                                                 -----------------------------------------

   (1) The Fund's performance reflects the effect of expense waivers in 1996, 1997, 1999, 2000, and 2006. Without the effect of these expense waivers, the performance shown would have been lower.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   Call Janus XpressLine(TM) at 1-888-979-7737 to obtain the Fund's current yield.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus High-Yield Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses."

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund. However, if you sell shares of the Fund that you have held for three months or less, you may pay a redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

                                                          Risk/return summary  5

  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................   None
   Redemption fee on shares of the Fund held for three months or less (as a % of amount redeemed). Effective for shares
    purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to
    90 days....................................................  2.00%(2)(3)
   Exchange fee................................................   None(3)

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                         Acquired    Total Annual             Net Annual
                                                         Fund(5)         Fund                    Fund
                              Management     Other       Fees and     Operating     Expense    Operating
                                Fee(4)      Expenses     Expenses    Expenses(6)    Waivers   Expenses(6)
  Janus High-Yield Fund         0.61%        0.32%        0.01%         0.94%        0.02%       0.92%

  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) For shares purchased through an intermediary, your financial intermediary may charge you a separate fee for purchases and sales of shares.
  (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
  (3) An exchange of Fund shares held for three months or less may be subject to the Fund's 2.00% redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.
  (4) The "Management Fee" is the investment advisory fee paid by the Fund to Janus Capital.
  (5) "Acquired Fund" means any underlying fund in which the Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to the Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses.
  (6) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least March 1, 2008. The expense waiver shown reflects the application of such limit. The expense waiver is detailed in the Statement of Additional Information.

  EXAMPLE:
  THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus High-Yield Fund                                   $ 96      $ 300     $ 520    $ 1,155

 6  Janus High-Yield Fund prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

   Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DOES THE FUND MANAGE INTEREST RATE RISK?

   The portfolio manager may vary the average-weighted effective maturity of a portfolio to reflect his analysis of interest rate trends and other factors. The Fund's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Fund may also use futures, options, and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY THE FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

   The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds in a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE FUND'S "DURATION"?

   A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to
                                    Principal investment strategies and risks  7
   the percentage of net assets that it represents. Because duration accounts for interest payments, the Fund's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

   A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

6. WHAT ARE U.S. GOVERNMENT SECURITIES?

   The Fund may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

RISKS

   Because the Fund invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Fund's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Fund and the Janus Smart Portfolios, a series of "funds of funds," which

 8  Janus High-Yield Fund prospectus
   invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. To the extent that the Fund is an underlying fund in a Janus Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to the Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

   Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?

   Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's, Fitch, and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and

                                    Principal investment strategies and risks  9

   Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Because the Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

   Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements (including, but not limited to, credit default swaps), and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

5. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the

 10  Janus High-Yield Fund prospectus

     Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

6. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid

                                   Principal investment strategies and risks  11
   securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in bonds or other fixed-income securities. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in bonds or other fixed-income securities.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - equity securities

   - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls (without limit)

   - zero coupon, pay-in-kind, and step coupon securities (without limit)

   - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps with values not to exceed 10% of the net assets of the
     Fund), participatory notes, exchange-traded funds, and other types of

 12  Janus High-Yield Fund prospectus
     derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   - bank loans, which may be acquired through loan participations and assignments (no more than 20% of the Fund's total assets)

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign debt and equity securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's portfolio manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's

                                   Principal investment strategies and risks  13
   performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. The Fund may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio manager. Changes are made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Due to the nature of the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other Funds. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

 14  Janus High-Yield Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC ("Janus Capital" or "Janus"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services, and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual

                                                      Management of the Fund  15
   funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for the Fund, as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (net of fee waivers) based on the Fund's average net assets.

                                                                            Actual Investment
                                                         Contractual        Advisory Fee (%)
                                  Average Daily      Investment Advisory     (for the fiscal
                                   Net Assets            Fee (%)(1)            year ended
Fund Name                            of Fund            (annual rate)       October 31, 2006)
---------------------------------------------------------------------------------------------
   Janus High-Yield Fund        First $300 Million          0.65                  0.58
                                Over $300 Million           0.55
---------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain level until March 1, 2008. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included in the Statement of Additional Information. The waiver is not reflected in the fee rate shown above.

   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement is included in the Fund's annual and semiannual reports to shareholders. You can request the Fund's annual or semiannual reports, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The reports are also available, free of charge, on www.janus.com.

 16  Janus High-Yield Fund prospectus

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

GIBSON SMITH
--------------------------------------------------------------------------------
     is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Portfolio Manager of Janus High-Yield Fund, which he has managed since 2003. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Fund's portfolio manager is included in the Fund's Statement of Additional Information.

                                                      Management of the Fund  17

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if Janus Capital and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objectives. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, which currently offer the Fund as an investment option would be able to direct contributions to the Fund through their plan, regardless of whether they invested in such fund prior to its closing.

   In the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. New accounts may also be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

   Janus Capital encourages its employees to own shares of the Janus funds. Accordingly, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in a closed fund. Trustees of the Fund may also open new accounts in a closed fund. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund

 18  Janus High-Yield Fund prospectus
   industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also

                                                           Other information  19
   dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.

   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its

 20  Janus High-Yield Fund prospectus
   view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  21

                             JANUS HIGH-YIELD FUND
                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange, and redeem shares,
                                       as well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       (JANUS LOGO)

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares, to the extent the Fund is invested in such markets.

   All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign

                                                         Shareholder's guide  23
   equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for purchases of shares.

   Purchase requests must be received in good order by the Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the

 24  Janus High-Yield Fund prospectus
   regular trading session of the bond market or the NYSE in order to receive that day's NAV. The Fund reserves the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the bond market or NYSE close early.

   The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

                                                         Shareholder's guide  25

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - Exchange requests between the Fund and other Janus funds must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.

   - You may generally exchange shares of the Fund for shares of another fund in the Trust only if that fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each fund.

   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")

   - An exchange of shares from the Fund held for three months or less may be subject to the Fund's redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

   - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more

 26  Janus High-Yield Fund prospectus
     information about the Fund's policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.

   Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days

                                                         Shareholder's guide  27
   you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

   Redemptions (and exchanges) of shares of the Fund held for three months or less may be subject to the Fund's redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

   Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
   (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) involuntary redemptions imposed by Janus Capital; and (vi) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

   In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that

 28  Janus High-Yield Fund prospectus
   imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges")

                                                         Shareholder's guide  29
   in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the

 30  Janus High-Yield Fund prospectus
   account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund

                                                         Shareholder's guide  31
   encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.

   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Fund shall be available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as

 32  Janus High-Yield Fund prospectus
   deemed necessary to protect the interests of the Fund. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's Statement of Additional Information.

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

                                                         Shareholder's guide  33

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

 34  Janus High-Yield Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund.

   Income dividends for the Fund are declared daily, Saturdays, Sundays, and holidays included, and are generally distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are distributed at the end of the preceding month. You will begin accruing income dividends the day after your purchase is processed by the Fund or its agent. If shares are redeemed, you will receive all dividends accrued through the day your redemption is processed by the Fund or its agent. The date you receive your dividend may vary depending on how your intermediary processes trades. Please contact your intermediary for details. Capital gains, if any, are declared and distributed in December. If necessary, net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have

                                                     Distributions and taxes  35
   participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

 36  Janus High-Yield Fund prospectus

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.

                                                     Distributions and taxes  37

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

 38  Janus High-Yield Fund prospectus

JANUS HIGH-YIELD FUND
---------------------------------------------------------------------------------------------------
                                                               Years ended October 31
                                                   2006      2005      2004      2003       2002
 NET ASSET VALUE, BEGINNING OF PERIOD              $9.48     $9.86     $9.55     $8.82      $9.28
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.71      0.65      0.67      0.64       0.65
 Net gain/(loss) on securities (both realized
  and unrealized)                                   0.20    (0.38)      0.31      0.72     (0.46)
 Total from investment operations                   0.91      0.27      0.98      1.36       0.19
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)           (0.70)    (0.65)    (0.67)    (0.64)     (0.65)
 Distributions (from capital gains)                   --        --        --        --         --
 Redemption fees                                      --(1)     --(1)     --(1)   0.01         --(1)
 Payment from affiliate                               --(2)     --(2)     --        --         --
 Total distributions and other                    (0.70)    (0.65)    (0.67)    (0.63)     (0.65)
 NET ASSET VALUE, END OF PERIOD                    $9.69     $9.48     $9.86     $9.55      $8.82
 Total return                                     10.00%(3)  2.76%(3) 10.62%    16.00%      1.97%
 Net assets, end of period (in millions)            $512      $523      $558      $768       $573
 Average net assets for the period (in millions)    $491      $549      $583      $842       $491
 Ratio of gross expenses to average net
  assets(4)                                        0.91%(5)  0.88%     0.96%     0.95%      0.96%
 Ratio of net expenses to average net assets       0.90%     0.87%     0.96%     0.95%      0.96%
 Ratio of net investment income/(loss) to
  average net assets                               7.37%     6.65%     6.96%     6.90%      7.02%
 Portfolio turnover rate                            119%      102%      133%      203%       161%
---------------------------------------------------------------------------------------------------

(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.
(5) The ratio was 0.93% before waiver of certain fees incurred by the Fund.

                                                        Financial highlights  39

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

 40  Janus High-Yield Fund prospectus

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

                                                Glossary of investment terms  41
   may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

 42  Janus High-Yield Fund prospectus

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

                                                Glossary of investment terms  43
   the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

 44  Janus High-Yield Fund prospectus

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

                                                Glossary of investment terms  45
   indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

 46  Janus High-Yield Fund prospectus

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

   The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
    AA....................... High quality; very strong capacity to pay principal and interest.
    A........................ Strong capacity to pay principal and interest;
                              somewhat more susceptible to the adverse effects of
                              changing circumstances and economic conditions.
    BBB-..................... Adequate capacity to pay principal and interest;
                              normally exhibit adequate protection parameters,
                              but adverse economic conditions or changing
                              circumstances more likely to lead to a weakened
                              capacity to pay principal and interest than for
                              higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                              principal payments. BB - lowest degree of
                              speculation; C - the highest degree of speculation.
                              Quality and protective characteristics outweighed
                              by large uncertainties or major risk exposure to
                              adverse conditions.
    D........................ In default.

                                            Explanation of rating categories  47

FITCH, INC.

    LONG-TERM BOND RATING     EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
    AA....................... High quality; very strong capacity to pay principal and interest.
    A........................ Strong capacity to pay principal and interest;
                              somewhat more susceptible to the adverse effects of
                              changing circumstances and economic conditions.
    BBB-..................... Adequate capacity to pay principal and interest;
                              normally exhibit adequate protection parameters,
                              but adverse economic conditions or changing
                              circumstances more likely to lead to a weakened
                              capacity to pay principal and interest than for
                              higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                              principal payments. BB - lowest degree of
                              speculation; C - the highest degree of speculation.
                              Quality and protective characteristics outweighed
                              by large uncertainties or major risk exposure to
                              adverse conditions.
    D........................ In default.

 48  Janus High-Yield Fund prospectus

MOODY'S INVESTORS
SERVICE, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    Aaa...................... Highest quality, smallest degree of investment risk.
    Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond group.
    A........................ Upper to medium-grade obligations; many favorable investment attributes.
    Baa...................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear
                              adequate for the present but certain protective
                              elements may be lacking or may be unreliable over
                              any great length of time.

    Non-Investment Grade
    Ba....................... More uncertain, with speculative elements.
                              Protection of interest and principal payments not
                              well safeguarded during good and bad times.
    B........................ Lack characteristics of desirable investment;
                              potentially low assurance of timely interest and
                              principal payments or maintenance of other contract
                              terms over time.
    Caa...................... Poor standing, may be in default; elements of danger with respect to principal or interest
                              payments.
    Ca....................... Speculative in a high degree; could be in default or have other marked shortcomings.
    C........................ Lowest rated; extremely poor prospects of ever attaining investment standing.

   Unrated securities will be treated as non-investment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
   (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

                                            Explanation of rating categories  49

SECURITIES HOLDINGS BY RATING CATEGORY

   During the fiscal year ended October 31, 2006, the percentage of securities holdings for the Fund by rating category based upon a weighted monthly average was:

          JANUS HIGH-YIELD FUND
          --------------------------------------------------------------------

           BONDS-S&P RATING:
           AAA                                                            0.1%
           AA                                                             0.0%
           A                                                              0.3%
           BBB                                                            0.0%
           BB                                                            22.5%
           B                                                             59.3%
           CCC                                                           11.4%
           CC                                                             0.0%
           C                                                              0.0%
           Not Rated                                                      0.8%
           Preferred Stock                                                0.7%
           Cash                                                           4.9%
           TOTAL                                                        100.0%
          --------------------------------------------------------------------

 50  Janus High-Yield Fund prospectus

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 28, 2007

                             JANUS INVESTMENT FUND
                            JANUS MID CAP VALUE FUND
                                INVESTOR SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

(JANUS LOGO)

                        This Prospectus describes Janus Mid Cap Value Fund (the "Fund") a series of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to the Fund. The Fund is subadvised by Perkins, Wolf, McDonnell and Company, LLC ("Perkins").

                        The Fund currently offers two classes of shares, with the Investor Shares being offered by this Prospectus.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Mid Cap Value Fund - Investor Shares...............    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    7
       Risks....................................................    8
       Frequently asked questions about certain risks...........    9
       General portfolio policies...............................   10

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   14
       Management expenses......................................   15
       Subadviser...............................................   17
       Investment personnel.....................................   18

    OTHER INFORMATION...........................................   19

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   24
       Purchases................................................   25
       Tax-deferred accounts....................................   26
       Exchanges................................................   27
       Redemptions..............................................   28
       Excessive trading........................................   29
       Shareholder account policies.............................   33

    DISTRIBUTIONS AND TAXES.....................................   34

    FINANCIAL HIGHLIGHTS........................................   37

    GLOSSARY OF INVESTMENT TERMS................................   39

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS MID CAP VALUE FUND - INVESTOR SHARES

   Janus Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS MID CAP VALUE FUND seeks capital appreciation.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2006, they ranged from approximately $1.3 billion to $19.2 billion.

   For the Fund's 80% investment policy, assets are measured at the time of purchase.

   The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

   - a low price relative to their assets, earnings, cash flow, or business franchise
   - products and services that give them a competitive advantage
   - quality balance sheets and strong management

 2  Janus Mid Cap Value Fund prospectus

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks. The Fund's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Pursuant to a tax-free reorganization on April 21, 2003, all of the assets of Berger Mid Cap Value Fund - Investor Shares were transferred to Janus Mid Cap Value Fund - Investor Shares. The performance information provided for periods prior to April 21, 2003 is for Berger Mid Cap Value Fund - Investor Shares, the predecessor to Janus Mid Cap Value Fund - Investor Shares.

   The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is unmanaged and is not available for direct investment. All figures assume reinvestment of dividends and distributions.

                                                          Risk/return summary  3

   JANUS MID CAP VALUE FUND - INVESTOR SHARES

      Annual returns for periods ended 12/31
                              21.56%  27.34%  20.52%  (13.09)%  39.33%  18.36%  10.36%  15.25%
                               1999    2000    2001     2002     2003    2004    2005   2006

      Best Quarter:  4th-2001 21.28%    Worst Quarter:  3rd-2002 (17.66)%

                                       Average annual total return for periods ended 12/31/06
                                       ------------------------------------------------------
                                                                              Since Inception
                                                           1 year   5 years      (8/12/98)
    Janus Mid Cap Value Fund - Investor Shares
      Return Before Taxes                                  15.25%   12.76%        17.58%
      Return After Taxes on Distributions                  13.59%   11.57%        15.83%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                     11.28%   10.74%        14.84%
    Russell Midcap(R) Value Index(2)                       20.22%   15.88%        12.55%
      (reflects no deduction for expenses, fees, or
        taxes)
                                                           -------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values.

   After-tax returns are calculated using distributions for Janus Mid Cap Value Fund - Investor Shares for the period April 21, 2003 to December 31, 2006 and for Berger Mid Cap Value Fund - Investor Shares for the periods prior to April 21, 2003. If Janus Mid Cap Value Fund - Investor Shares had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Mid Cap Value Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Investor Shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

                                                          Risk/return summary  5

   SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................  None
   Redemption fee..............................................  None
   Exchange fee................................................  None

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                           Management    Other     Acquired Fund(3)    Total Annual Fund
                                             Fee(2)     Expenses   Fees and Expenses   Operating Expenses
  Janus Mid Cap Value Fund - Investor
    Shares(4)                                0.64%       0.30%(5)        0.03%               0.97%

  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) For shares purchased through an intermediary, your financial intermediary may charge you a separate fee for purchases and sales of shares.
 (2) The "Management Fee" is the investment advisory fee paid by the Fund to Janus Capital.
 (3) "Acquired Fund" means any underlying fund in which the Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to the Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses.
 (4) The Fund pays an investment advisory fee rate that may adjust upward or downward based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the Management Fee rate shown in the table by a variable up to 0.15%, assuming constant assets. The Management Fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Refer to "Management Expenses" in this Prospectus for additional information with a further description in the Statement of Additional Information. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
 (5) Included in Other Expenses is an administrative services fee of 0.05% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.
 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Mid Cap Value Fund(1) - Investor Shares           $ 99      $ 309     $ 536    $ 1,190

 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

 6  Janus Mid Cap Value Fund prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   The Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers of the Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

3. WHAT IS A "SPECIAL SITUATION"?

   The Fund may invest in special situations or turnarounds. A special situation arises when the portfolio managers believe that the securities of an issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure

                                    Principal investment strategies and risks  7
   through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Fund.

5. HOW DO THE PORTFOLIO MANAGERS FOR THE FUND DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

   A company may be undervalued when, in the opinion of the Fund's portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in

 8 Janus Mid Cap Value Fund prospectus
   an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Fund and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. To the extent that the Fund is an underlying fund in a Janus Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to the Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

2. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

   If the portfolio managers perception of a company's worth is not realized in the time frame they expect, the overall performance of the Fund may suffer. In general, the portfolio managers believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends, and/or assets.

3. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than

                                    Principal investment strategies and risks  9
   investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - currency risk

   - political and economic risk

   - regulatory risk

   - market risk

   - transaction costs

4. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

5. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market

 10 Janus Mid Cap Value Fund prospectus
   fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in stocks or bonds. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (20% or less of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

                                   Principal investment strategies and risks  11

   - short sales "against the box" and "naked" (uncovered) short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

 12 Janus Mid Cap Value Fund prospectus

   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. The Fund may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio managers. Changes are made in the Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

                                   Principal investment strategies and risks  13

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC ("Janus Capital" or "Janus"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Perkins, Wolf, McDonnell and Company, LLC ("Perkins") is responsible for the day-to-day management of the Fund's investment portfolio. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual

 14  Janus Mid Cap Value Fund prospectus
   funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay. The Fund pays Perkins a subadvisory fee directly for managing the Fund.

   The Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for the Fund, as well as the actual investment advisory fee rate paid by the Fund to Janus Capital based on the Fund's average net assets. Under the advisory agreement with Janus Capital and the subadvisory agreement with Perkins, the Fund paid management fees to Janus Capital and Perkins. The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees paid by the Fund.

                                                                            Actual Investment
                                                         Contractual        Advisory Fee (%)
                                  Average Daily      Investment Advisory     (for the fiscal
                                   Net Assets              Fee (%)             year ended
Fund Name                            of Fund            (annual rate)       October 31, 2006)
---------------------------------------------------------------------------------------------
   Janus Mid Cap Value Fund(1)   All Asset Levels           0.64                  0.63
---------------------------------------------------------------------------------------------

(1) Effective February 1, 2006, the Fund's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This change did not impact the investment advisory fee shown until one year after the effective date, which is when the performance adjustment took effect. Details discussing this performance fee are included below with a further description in the Statement of Additional Information.

                                                      Management of the Fund  15

   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement and subadvisory agreement is included in the Fund's annual and semiannual reports to shareholders. You can request the Fund's annual or semiannual reports, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The reports are also available, free of charge, on www.janus.com.

   The Fund's investment advisory fee is determined by calculating a base fee and applying a performance adjustment (described in further detail below). The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the Russell Midcap(R) Value Index.

   Only the base fee rate applied until February 2007, at which time the calculation of the performance adjustment is applied as follows:

   Investment Advisory Fee = Base Fee +/- Performance Adjustment

   The investment advisory fee paid to Janus Capital by the Fund consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began February 2007.

   No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base

 16  Janus Mid Cap Value Fund prospectus

   Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

   The investment performance of the Fund's Investor Shares ("Investor Shares") for the performance measurement period is used to calculate the Fund's Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index, by comparing the investment performance of the Fund's Investor Shares against the investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

   The Fund's Statement of Additional Information contains additional information about performance-based fees.

   ADMINISTRATIVE SERVICES FEE

   Janus Capital receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of the Fund for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

SUBADVISER

   PERKINS, WOLF, MCDONNELL AND COMPANY, LLC serves as subadviser to the Fund, and has served in such capacity since the Fund's inception. Perkins, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.

                                                      Management of the Fund  17

INVESTMENT PERSONNEL

PERKINS PORTFOLIO MANAGERS

JEFFREY R. KAUTZ, CFA
--------------------------------------------------------------------------------
     is Co-Manager of Janus Mid Cap Value Fund, and he co-managed the Fund's predecessor since February 2002. He is also Portfolio Manager of other Janus accounts. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. He holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Kautz holds the Chartered
     Financial Analyst designation.

THOMAS M. PERKINS
--------------------------------------------------------------------------------
     is lead Co-Manager of Janus Mid Cap Value Fund, and was lead Co-Manager of the Fund's predecessor since 1998. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since
     1974 and joined Perkins as a portfolio manager in 1998. He holds a Bachelor of Arts degree in History from Harvard University. Mr. Perkins is jointly and primarily responsible for the day-to-day management of the Fund, and as lead Co-Manager, exercises final decision-making authority over the Fund as necessary.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Fund's portfolio managers is included in the Fund's Statement of Additional Information.

 18  Janus Mid Cap Value Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   Janus Mid Cap Value Fund currently offers two classes of shares. This Prospectus only describes the Investor Shares of Janus Mid Cap Value Fund, which are available to the general public. Institutional Shares of Janus Mid Cap Value Fund are closed to new investors, although current investors of Institutional Shares may continue to invest in the Fund, as outlined in the Shareholder's Guide to the Fund's Institutional Shares prospectus. The Institutional Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000. Because the expenses of each class may differ, the performance of each class is expected to differ. Certain financial intermediaries may offer only one class of shares. If you would like additional information about Institutional Shares, please call 1-800-525-0020.

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if Janus Capital and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, which currently offer the Fund as an investment option would be able to direct contributions to the Fund through their plan, regardless of whether they invested in such fund prior to its closing.

   In the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. New accounts may also be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed fund. Requests will be

                                                           Other information  19
   reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

   Janus Capital encourages its employees to own shares of the Janus funds. Accordingly, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in a closed fund. Trustees of the Fund may also open new accounts in a closed fund. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially

 20 Janus Mid Cap Value Fund prospectus
   named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.

   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and

                                                           Other information  21
   injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 22 Janus Mid Cap Value Fund prospectus

                            JANUS MID CAP VALUE FUND
                                INVESTOR SHARES

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange, and redeem shares,
                                       as well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       (JANUS LOGO)

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. The NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares, to the extent the Fund is invested in such markets.

   All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent

 24  Janus Mid Cap Value Fund prospectus
   pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your

                                                         Shareholder's guide  25
   financial intermediary or plan sponsor may charge you a separate or additional fee for purchases of shares.

   Purchase requests must be received in good order by the Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the regular trading session of the NYSE in order to receive that day's NAV. The Fund reserves the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the NYSE closes early.

   The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from

 26  Janus Mid Cap Value Fund prospectus
   current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - Exchange requests between the Fund and other Janus funds must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.

   - You may generally exchange shares of the Fund for shares of another fund in the Trust only if that fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each fund.

   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")

   - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

                                                         Shareholder's guide  27

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.

   Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

 28  Janus Mid Cap Value Fund prospectus

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior

                                                         Shareholder's guide  29
   notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

 30  Janus Mid Cap Value Fund prospectus

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

                                                         Shareholder's guide  31

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.

   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Fund shall be available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Fund. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's Statement of Additional Information.

 32  Janus Mid Cap Value Fund prospectus

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

                                                         Shareholder's guide  33

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Dividends and capital gains distributions are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

 34  Janus Mid Cap Value Fund prospectus

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under

                                                     Distributions and taxes  35

   Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.

 36  Janus Mid Cap Value Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

   The information for Janus Mid Cap Value Fund has been derived from the financial statements of Berger Mid Cap Value Fund, which was reorganized into the Fund on April 21, 2003. Berger Mid Cap Value Fund had a fiscal year end of September 30. Following the reorganization, Janus Mid Cap Value Fund changed its fiscal year end to October 31.

                                                        Financial highlights  37

JANUS MID CAP VALUE FUND - INVESTOR SHARES(1)
----------------------------------------------------------------------------------------------------------------
                                                       Years or Periods                              Year ended
                                                       ended October 31                             September 30
                                    2006        2005        2004       2003(2)      2003(3)             2002
 NET ASSET VALUE, BEGINNING OF
  PERIOD                           $23.24      $22.22      $18.94      $15.15        $13.71             $14.30
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/(loss)        0.37        0.14        0.10        0.03          0.03               0.02
 Net gain/(loss) on securities
  (both realized and unrealized)     3.33        2.89        3.28        3.76          1.44             (0.23)
 Total from investment operations    3.70        3.03        3.38        3.79          1.47             (0.21)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
  income)                          (0.24)      (0.08)      (0.10)          --        (0.03)             (0.03)
 Distributions (from capital
  gains)                           (1.83)      (1.93)          --          --            --             (0.35)
 Payment from affiliate                --(4)       --(4)       --(4)       --            --                 --
 Total distributions and other     (2.07)      (2.01)      (0.10)          --        (0.03)             (0.38)
 NET ASSET VALUE, END OF PERIOD    $24.87      $23.24      $22.22      $18.94        $15.15             $13.71
 Total return(5)                   16.88%(6)   14.26%(7)   17.92%(6)   25.02%        10.73%            (1.96)%
 Net assets, end of period (in
  millions)                        $5,181      $4,188      $2,979      $1,494        $1,034               $782
 Average net assets for the
  period (in millions)             $4,807      $3,797      $2,245      $1,262          $962                N/A
 Ratio of gross expenses to
  average net assets(8)(9)          0.93%       0.93%       0.94%       1.08%         1.14%(10)(11)      1.17%
 Ratio of net expenses to average
  net assets(8)                     0.93%       0.92%       0.94%       1.08%         1.14%(10)(11)        N/A
 Ratio of net investment
  income/(loss) to average net
  assets(8)                         1.69%       0.67%       0.56%       0.45%         0.44%              0.28%
 Portfolio turnover rate(8)           95%         86%         91%         97%           94%                65%
----------------------------------------------------------------------------------------------------------------

 (1) Berger Mid Cap Value Fund prior to reorganization.
 (2) Fiscal period May 1, 2003 through October 31, 2003.
 (3) Fiscal period October 1, 2002 through April 30, 2003.
 (4) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
 (5) Total return is not annualized for periods of less than one full year.
 (6) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
 (7) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.
 (8) Annualized for periods of less than one full year.
 (9) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.
(10) Certain prior year amounts have been reclassified to conform to current year presentation.
(11) The ratio was 1.17% in 2003 before waiver of certain fees incurred by the Fund.

 38 Janus Mid Cap Value Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

                                                Glossary of investment terms  39

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

 40  Janus Mid Cap Value Fund prospectus
   may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

                                                Glossary of investment terms  41

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

 42  Janus Mid Cap Value Fund prospectus
   the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

                                                Glossary of investment terms  43

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

 44  Janus Mid Cap Value Fund prospectus
   indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  45

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 28, 2007

                             JANUS INVESTMENT FUND
                                JANUS ORION FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Orion Fund.........................................    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    6
       Risks....................................................    7
       Frequently asked questions about certain risks...........    8
       General portfolio policies...............................   10

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   14
       Management expenses......................................   15
       Investment personnel.....................................   16

    OTHER INFORMATION...........................................   17

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   22
       Purchases................................................   23
       Tax-deferred accounts....................................   24
       Exchanges................................................   25
       Redemptions..............................................   25
       Excessive trading........................................   27
       Shareholder account policies.............................   31

    DISTRIBUTIONS AND TAXES.....................................   32

    FINANCIAL HIGHLIGHTS........................................   35

    GLOSSARY OF INVESTMENT TERMS................................   37


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS ORION FUND

   Janus Orion Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS ORION FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of January 31, 2007, the Fund held stocks of 49 companies. Of these holdings, 30 comprised approximately 82.3% of the Fund's holdings. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the

 2  Janus Orion Fund prospectus

   Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a Fund that is classified as diversified.

   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, approximately 10.4% of the Fund's investments were in emerging markets.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

                                                          Risk/return summary  3

   JANUS ORION FUND

      Annual returns for periods ended 12/31
                                        (14.69)%  (29.77)%  43.81%  14.90%  20.93%  18.64%
                                          2001      2002     2003    2004    2005   2006

      Best Quarter:  2nd-2003 23.59%    Worst Quarter:  1st-2001 (22.54)%

                                       Average annual total return for periods ended 12/31/06
                                       ------------------------------------------------------
                                                                              Since Inception
                                                           1 year   5 years      (6/30/00)
    Janus Orion Fund
      Return Before Taxes                                  18.64%   10.74%        (0.02)%
      Return After Taxes on Distributions                  18.56%   10.68%        (0.08)%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                     12.14%    9.35%        (0.05)%
    Russell 3000(R) Growth Index(2)                         9.46%    3.02%        (5.43)%
      (reflects no deduction for expenses, fees, or
        taxes)
    S&P 500(R) Index(3)                                    15.80%    6.19%          1.28%
      (reflects no deduction for expenses, fees, or
        taxes)
                                                           -------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell 3000(R) Growth Index are also members of either the Russell 1000(R) Growth Index or the Russell 2000(R) Growth Index.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Orion Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................  None
   Redemption fee..............................................  None
   Exchange fee................................................  None

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                           Management    Other     Acquired Fund(3)    Total Annual Fund
                                             Fee(2)     Expenses   Fees and Expenses   Operating Expenses
  Janus Orion Fund                           0.64%       0.36%           0.01%               1.01%

  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) For shares purchased through an intermediary, your financial intermediary may charge you a separate fee for purchases and sales of shares.
 (2) The "Management Fee" is the investment advisory fee paid by the Fund to Janus Capital.
 (3) "Acquired Fund" means any underlying fund in which the Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to the Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses.

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                      1 Year    3 Years   5 Years   10 Years
                                                      --------------------------------------
  Janus Orion Fund                                     $ 103     $ 322     $ 558    $ 1,236

                                                          Risk/return summary  5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The Fund's portfolio manager generally takes a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The portfolio manager seeks companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

 6  Janus Orion Fund prospectus

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize investments in companies of any particular size.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Fund and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. To the extent that the Fund is an underlying fund in a Janus Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to the Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information.

                                    Principal investment strategies and risks  7

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF THE FUND AFFECT THE FUND'S RISK PROFILE?

   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the Fund. Since the Fund normally invests primarily in a core portfolio of 20-30 common stocks, this risk may be increased.

2. WHAT IS "INDUSTRY RISK?"

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

3. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

 8  Janus Orion Fund prospectus

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

   Within the parameters of its specific investment policies, the Fund may invest an unlimited amount of its assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index(SM). The Fund has, at times, invested a significant portion of its assets in emerging markets and may continue to do so.

   To the extent that the Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of the Fund's investments by country is contained in the Fund's shareholder report and in the Fund's Form N-Q, which are filed with the SEC.

   In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed

                                    Principal investment strategies and risks  9
   companies than in more developed markets. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. The Fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

5. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

6. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

 10  Janus Orion Fund prospectus

   CASH POSITION
   The Fund may not always stay fully invested in stocks or bonds. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (35% or less of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" (uncovered) short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

                                   Principal investment strategies and risks  11

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's portfolio manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. The Fund may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

 12  Janus Orion Fund prospectus

   PORTFOLIO TURNOVER
   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio manager. Changes are made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

                                   Principal investment strategies and risks  13

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC ("Janus Capital" or "Janus"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services, and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual

 14  Janus Orion Fund prospectus
   funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for the Fund, as well as the actual investment advisory fee rate paid by the Fund to Janus Capital based on the Fund's average net assets.

                                                                            Actual Investment
                                                         Contractual        Advisory Fee (%)
                                  Average Daily      Investment Advisory     (for the fiscal
                                   Net Assets              Fee (%)             year ended
Fund Name                            of Fund            (annual rate)       October 31, 2006)
---------------------------------------------------------------------------------------------
   Janus Orion Fund              All Asset Levels           0.64                  0.64
---------------------------------------------------------------------------------------------

   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement is included in the Fund's annual and semiannual reports to shareholders. You can request the Fund's annual or semiannual reports, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The reports are also available, free of charge, on www.janus.com.

                                                      Management of the Fund  15

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

RON SACHS
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Orion Fund, which he has managed since its inception. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. Mr. Sachs holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Fund's portfolio manager is included in the Fund's Statement of Additional Information.

 16  Janus Orion Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if Janus Capital and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, which currently offer the Fund as an investment option would be able to direct contributions to the Fund through their plan, regardless of whether they invested in such fund prior to its closing.

   In the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. New accounts may also be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

   Janus Capital encourages its employees to own shares of the Janus funds. Accordingly, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in a closed fund. Trustees of the Fund may also open new accounts in a closed fund. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund

                                                           Other information  17
   industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also

 18  Janus Orion Fund prospectus
   dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.

   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its

                                                           Other information  19
   view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 20  Janus Orion Fund prospectus

                                JANUS ORION FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange, and redeem shares,
                                       as well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       (JANUS LOGO)

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares, to the extent the Fund is invested in such markets.

   All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign

 22  Janus Orion Fund prospectus
   equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for purchases of shares.

   Purchase requests must be received in good order by the Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the

                                                         Shareholder's guide  23
   regular trading session of the NYSE in order to receive that day's NAV. The Fund reserves the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the NYSE closes early.

   The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

 24  Janus Orion Fund prospectus

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - Exchange requests between the Fund and other Janus funds must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.

   - You may generally exchange shares of the Fund for shares of another fund in the Trust only if that fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each fund.

   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")

   - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and

                                                         Shareholder's guide  25
   delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.

   Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

 26  Janus Orion Fund prospectus

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior

                                                         Shareholder's guide  27
   notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

 28  Janus Orion Fund prospectus

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

                                                         Shareholder's guide  29

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.

   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top five portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Fund shall be available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Fund. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's Statement of Additional Information.

 30  Janus Orion Fund prospectus

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

                                                         Shareholder's guide  31

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Dividends and capital gains distributions are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

 32  Janus Orion Fund prospectus

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under

                                                     Distributions and taxes  33

   Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.

 34  Janus Orion Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

                                                     Distributions and taxes  35

JANUS ORION FUND(1)
------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                   2006        2005        2004         2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD              $7.80       $6.25        $5.64        $4.33         $5.21
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.04        0.03           --(2)        --(2)         --(2)
 Net gain/(loss) on securities (both realized
  and unrealized)                                   1.71        1.52         0.61         1.31        (0.88)
 Total from investment operations                   1.75        1.55         0.61         1.31        (0.88)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)           (0.06)          --           --           --            --
 Distributions (from capital gains)                   --          --           --           --            --
 Payment from affiliate                               --          --           --(3)        --            --
 Total distributions and other                    (0.06)          --           --           --            --
 NET ASSET VALUE, END OF PERIOD                    $9.49       $7.80        $6.25        $5.64         $4.33
 Total return                                     22.58%      24.80%       10.82%(4)    29.95%      (16.70)%
 Net assets, end of period (in millions)          $3,243        $691         $530         $514          $421
 Average net assets for the period (in millions)    $966        $590         $540         $431          $562
 Ratio of gross expenses to average net
  assets(5)                                        1.00%       1.02%        1.09%        1.10%         1.09%
 Ratio of net expenses to average net assets       0.99%       1.01%        1.08%        1.08%         1.04%
 Ratio of net investment income/(loss) to
  average net assets                               0.80%       0.52%      (0.05)%      (0.43)%       (0.30)%
 Portfolio turnover rate                             63%         68%          69%          72%          161%
------------------------------------------------------------------------------------------------------------

(1) Effective October 31, 2006, Janus Olympus Fund merged into Janus Orion Fund.
(2) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.

 36  Janus Orion Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

                                                Glossary of investment terms  37

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

 38  Janus Orion Fund prospectus
   may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

                                                Glossary of investment terms  39

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

 40  Janus Orion Fund prospectus
   the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

                                                Glossary of investment terms  41

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

 42  Janus Orion Fund prospectus
   indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  43

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 44

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

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 28, 2007

                             JANUS INVESTMENT FUND
                              JANUS OVERSEAS FUND
                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Overseas Fund......................................    2

    FEES AND EXPENSES...........................................    6

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    8
       Risks....................................................    9
       Frequently asked questions about certain risks...........   10
       General portfolio policies...............................   12

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   16
       Management expenses......................................   17
       Investment personnel.....................................   18

    OTHER INFORMATION...........................................   19

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   24
       Purchases................................................   25
       Tax-deferred accounts....................................   26
       Exchanges................................................   27
       Redemptions..............................................   28
       Redemption fee...........................................   29
       Excessive trading........................................   30
       Shareholder account policies.............................   34

    DISTRIBUTIONS AND TAXES.....................................   36

    FINANCIAL HIGHLIGHTS........................................   39

    GLOSSARY OF INVESTMENT TERMS................................   41

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS OVERSEAS FUND

   Janus Overseas Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS OVERSEAS FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets.

   For the Fund's 80% investment policy, assets are measured at the time of purchase.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

 2  Janus Overseas Fund prospectus

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund normally has significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, approximately 36.2% of the Fund's investments were in emerging markets.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

                                                          Risk/return summary  3

   JANUS OVERSEAS FUND

    Annual returns for periods ended 12/31
           18.25%  16.03%  86.06%  (18.57)%  (23.11)%  (23.89)%  36.79%  18.58%  32.39%  47.21%
            1997    1998    1999     2000      2001      2002     2003    2004    2005   2006

    Best Quarter:  4th-1999 60.63%    Worst Quarter:  3rd-2001 (20.82)%

                                        Average annual total return for periods ended 12/31/06
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years      (5/2/94)
    Janus Overseas Fund
      Return Before Taxes                        47.21%    19.19%    14.42%        15.31%
      Return After Taxes on Distributions        46.99%    19.05%    13.84%        14.73%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                   31.07%    17.00%    12.71%        13.69%
    Morgan Stanley Capital International
      EAFE(R) Index(2)                           26.34%    14.98%     7.71%         7.42%
      (reflects no deduction for expenses,
        fees, or taxes)
    Morgan Stanley Capital International All
      Country World ex-U.S. Index(SM(3)          26.65%    16.42%      N/A          8.35%(4)
      (reflects no deduction for expenses,
        fees, or taxes)
    Morgan Stanley Capital International
      EAFE(R) Growth Index(5)                    22.33%    12.27%     5.07%         5.06%(6)
      (reflects no deduction for expenses,
        fees, or taxes)
                                                 -----------------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.
   (3) Effective June 30, 2006, Janus Overseas Fund changed its secondary benchmark from the MSCI EAFE(R) Growth Index to the MSCI All Country World ex-U.S. Index(SM). The new secondary benchmark provides a more appropriate representation of the Fund's investments. The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world,

 4  Janus Overseas Fund prospectus
       excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.
   (4) The average annual total return was calculated based on historical information from December 31, 1998 to December 31, 2006 for the MSCI All Country World ex-U.S. Index(SM).
   (5) The MSCI EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index, which are categorized as growth securities. The index includes reinvestment of dividends, net of foreign withholding taxes.
   (6) The average annual total return was calculated based on historical information from April 30, 1994 to December 31, 2006 for the MSCI EAFE(R) Growth Index.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  5

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund. However, if you sell shares of the Fund that you have held for three months or less, you may pay a redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

 6  Janus Overseas Fund prospectus

 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................   None
   Redemption fee on shares of the Fund held for three months or less (as a % of amount redeemed). Effective for shares
    purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to
    90 days....................................................  2.00%(2)(3)
   Exchange fee................................................   None(3)

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                           Management    Other     Acquired Fund(5)    Total Annual Fund
                                             Fee(4)     Expenses   Fees and Expenses   Operating Expenses
  Janus Overseas Fund                        0.64%       0.28%           0.00%               0.92%

  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) For shares purchased through an intermediary, your financial intermediary may charge you a separate fee for purchases and sales of shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
 (3) An exchange of Fund shares held for three months or less may be subject to the Fund's 2.00% redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.
 (4) The "Management Fee" is the investment advisory fee paid by the Fund to Janus Capital.
 (5) "Acquired Fund" means any underlying fund in which the Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to the Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The amount is less than 0.01% and is included in Other Expenses.
 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Overseas Fund                                     $ 94      $ 293     $ 509    $ 1,131

                                                          Risk/return summary  7

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The Fund's portfolio manager generally takes a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The portfolio manager seeks companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

 8  Janus Overseas Fund prospectus

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize investments in companies of any particular size.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Fund and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. To the extent that the Fund is an underlying fund in a Janus Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to the Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information.

                                    Principal investment strategies and risks  9

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   The Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

 10  Janus Overseas Fund prospectus

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

   Within the parameters of its specific investment policies, the Fund may invest an unlimited amount of its assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM).

   To the extent that the Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of the Fund's investments by country is contained in the Fund's shareholder report and in the Fund's Form N-Q, which are filed with the SEC.

   In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. The Fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that

                                   Principal investment strategies and risks  11
   derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

5. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in stocks or bonds. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The

 12  Janus Overseas Fund prospectus

   Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (35% or less of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" (uncovered) short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly

                                   Principal investment strategies and risks  13
   traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's portfolio manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. The Fund may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio manager. Changes are made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable.

 14  Janus Overseas Fund prospectus

   Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

                                   Principal investment strategies and risks  15

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC ("Janus Capital" or "Janus"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services, and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual

 16  Janus Overseas Fund prospectus
   funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for the Fund, as well as the actual investment advisory fee rate paid by the Fund to Janus Capital based on the Fund's average net assets.

                                                                            Actual Investment
                                                         Contractual        Advisory Fee (%)
                                  Average Daily      Investment Advisory     (for the fiscal
                                   Net Assets              Fee (%)             year ended
Fund Name                            of Fund            (annual rate)       October 31, 2006)
---------------------------------------------------------------------------------------------
   Janus Overseas Fund           All Asset Levels           0.64                  0.64
---------------------------------------------------------------------------------------------

   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement is included in the Fund's annual and semiannual reports to shareholders. You can request the Fund's annual or semiannual reports, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The reports are also available, free of charge, on www.janus.com.

                                                      Management of the Fund  17

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

BRENT A. LYNN, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Overseas
     Fund, which he has managed or co-managed since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial
     Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Fund's portfolio manager is included in the Fund's Statement of Additional Information.

 18  Janus Overseas Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if Janus Capital and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, which currently offer the Fund as an investment option would be able to direct contributions to the Fund through their plan, regardless of whether they invested in such fund prior to its closing.

   In the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. New accounts may also be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

   Janus Capital encourages its employees to own shares of the Janus funds. Accordingly, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in a closed fund. Trustees of the Fund may also open new accounts in a closed fund. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final

                                                           Other information  19
   settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend

 20  Janus Overseas Fund prospectus

   (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.

   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ

                                                           Other information  21
   of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 22  Janus Overseas Fund prospectus

                              JANUS OVERSEAS FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange, and redeem shares,
                                       as well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       (JANUS LOGO)

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares, to the extent the Fund is invested in such markets.

   All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign

 24  Janus Overseas Fund prospectus
   equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for purchases of shares.

   Purchase requests must be received in good order by the Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the

                                                         Shareholder's guide  25
   regular trading session of the NYSE in order to receive that day's NAV. The Fund reserves the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the NYSE closes early.

   The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

 26  Janus Overseas Fund prospectus

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - Exchange requests between the Fund and other Janus funds must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.

   - You may generally exchange shares of the Fund for shares of another fund in the Trust only if that fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each fund.

   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")

   - An exchange of shares from the Fund held for three months or less may be subject to the Fund's redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

   - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more

                                                         Shareholder's guide  27
     information about the Fund's policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.

   Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days

 28  Janus Overseas Fund prospectus
   you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

   Redemptions (and exchanges) of shares of the Fund held for three months or less may be subject to the Fund's redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

   Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
   (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) involuntary redemptions imposed by Janus Capital; and (vi) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

   In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that

                                                         Shareholder's guide  29
   imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges")

 30  Janus Overseas Fund prospectus
   in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the

                                                         Shareholder's guide  31
   account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund

 32  Janus Overseas Fund prospectus
   encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.

   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Fund shall be available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as

                                                         Shareholder's guide  33
   deemed necessary to protect the interests of the Fund. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's Statement of Additional Information.

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

 34  Janus Overseas Fund prospectus

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

                                                         Shareholder's guide  35

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Dividends and capital gains distributions are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

 36  Janus Overseas Fund prospectus

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under

                                                     Distributions and taxes  37

   Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.

 38  Janus Overseas Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

                                                        Financial highlights  39

JANUS OVERSEAS FUND
-----------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                    2006        2005        2004        2003         2002
 NET ASSET VALUE, BEGINNING OF PERIOD              $28.42      $21.62      $19.50      $15.44        $18.44
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                        0.49        0.21        0.18        0.24          0.15
 Net gain/(loss) on securities (both realized and
  unrealized)                                       13.80        6.82        2.18        3.98        (3.05)
 Total from investment operations                   14.29        7.03        2.36        4.22        (2.90)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)            (0.28)      (0.23)      (0.24)      (0.16)        (0.10)
 Distributions (from capital gains)                    --          --          --          --            --
 Redemption fees                                     0.02          --(1)       --(1)       --(1)        N/A
 Payment from affiliate                                --(2)       --(2)       --(2)       --            --
 Total distributions and other                     (0.26)      (0.23)      (0.24)      (0.16)        (0.10)
 NET ASSET VALUE, END OF PERIOD                    $42.45      $28.42      $21.62      $19.50        $15.44
 Total return                                      50.71%(3)   32.74%(3)   12.24%(3)   27.62%      (15.78)%
 Net assets, end of period (in millions)           $5,317      $2,555      $2,090      $2,811        $3,243
 Average net assets for the period (in millions)   $3,933      $2,272      $2,497      $2,898        $4,446
 Ratio of gross expenses to average net assets(4)   0.92%       0.90%       0.93%       0.94%         0.91%
 Ratio of net expenses to average net assets        0.91%       0.89%       0.93%       0.94%         0.89%
 Ratio of net investment income/(loss) to average
  net assets                                        1.69%       0.88%       0.72%       1.21%         0.69%
 Portfolio turnover rate                              61%         57%         58%        104%           63%
-----------------------------------------------------------------------------------------------------------

(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.

 40  Janus Overseas Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

                                                Glossary of investment terms  41

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

 42  Janus Overseas Fund prospectus
   may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

                                                Glossary of investment terms  43

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

 44  Janus Overseas Fund prospectus
   the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

                                                Glossary of investment terms  45

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

 46  Janus Overseas Fund prospectus
   indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  47
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

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 28, 2007

                             JANUS INVESTMENT FUND
                              JANUS RESEARCH FUND
                      (FORMERLY NAMED JANUS MERCURY FUND)

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Research Fund......................................    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    7
       Risks....................................................    8
       Frequently asked questions about certain risks...........    9
       General portfolio policies...............................   10

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   14
       Management expenses......................................   15
       Investment personnel.....................................   18

    OTHER INFORMATION...........................................   19

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   24
       Purchases................................................   25
       Tax-deferred accounts....................................   26
       Exchanges................................................   27
       Redemptions..............................................   27
       Excessive trading........................................   29
       Shareholder account policies.............................   33

    DISTRIBUTIONS AND TAXES.....................................   34

    FINANCIAL HIGHLIGHTS........................................   37

    GLOSSARY OF INVESTMENT TERMS................................   38

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS RESEARCH FUND

   Janus Research Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS RESEARCH FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

   Janus Capital's equity research analysts (the "Research Team") select investments for the Fund. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom-up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high conviction ideas to their respective sector teams. Sector teams compare the appreciation potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Research Team may find high-conviction investment ideas anywhere in the world, the Research Team may emphasize investments in securities of U.S. based issuers.

   Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk/reward opportunity or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

   Janus Capital's Director of Research oversees the investment process and is responsible for day-to-day operations of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends

 2  Janus Research Fund prospectus
   to be fully invested under normal circumstances, but may at times hold cash or cash equivalents.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, approximately 5.4% of the Fund's investments were in emerging markets.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are unmanaged and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

                                                          Risk/return summary  3

   JANUS RESEARCH FUND(1)

    Annual returns for periods ended 12/31
            11.88%  58.41%  96.23%  (22.75)%  (29.78)%  (29.00)%  32.11%  10.77%  6.82%  8.65%
             1997    1998    1999     2000      2001      2002     2003    2004   2005   2006

    Best Quarter:  4th-1999 42.72%    Worst Quarter:  1st-2001 (24.30)%

                                            Average annual total return for periods ended 12/31/06
                                            ------------------------------------------------------
                                                                                   Since Inception
                                                    1 year   5 years    10 years      (5/3/93)
    Janus Research Fund(1)
      Return Before Taxes                            8.65%      3.82%     8.57%        12.40%
      Return After Taxes on Distributions            8.64%      3.79%     7.31%        10.66%
      Return After Taxes on Distributions and Sale
        of Fund Shares(2)                            5.64%      3.27%     6.95%        10.17%
    Russell 1000(R) Growth Index(3)                  9.07%      2.69%     5.44%         8.77%
      (reflects no deduction for expenses, fees,
        or taxes)
    S&P 500(R) Index(4)                             15.80%      6.19%     8.42%        10.95%
      (reflects no deduction for expenses, fees,
        or taxes)
                                                    ---------------------------------------

   (1) Formerly named Janus Mercury Fund.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
   (4) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Research Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

                                                          Risk/return summary  5

 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................  None
   Redemption fee..............................................  None
   Exchange fee................................................  None

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                           Management    Other     Acquired Fund(3)    Total Annual Fund
                                             Fee(2)     Expenses   Fees and Expenses   Operating Expenses
  Janus Research Fund(4)(5)                  0.64%       0.34%           0.00%               0.98%

  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) For shares purchased through an intermediary, your financial intermediary may charge you a separate fee for purchases and sales of shares.
 (2) The "Management Fee" is the investment advisory fee paid by the Fund to Janus Capital.
 (3) "Acquired Fund" means any underlying fund in which the Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to the Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The amount is less than 0.01% and is included in Other Expenses.
 (4) Formerly named Janus Mercury Fund.
 (5) The Fund pays an investment advisory fee rate that may adjust upward or downward based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the Management Fee rate shown in the table by a variable up to 0.15%, assuming constant assets. The Management Fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Refer to "Management Expenses" in this Prospectus for additional information with a further description in the Statement of Additional Information. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                          1 Year    3 Years   5 Years   10 Years
                                                          --------------------------------------
  Janus Research Fund(1)(2)                                $100      $ 312     $ 542    $ 1,201

 (1) Formerly named Janus Mercury Fund.
 (2) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

 6  Janus Research Fund prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The Fund's investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

                                    Principal investment strategies and risks  7

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize investments in companies of any particular size.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Fund and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. To the extent that the Fund is an underlying fund in a Janus Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to the Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information.

 8  Janus Research Fund prospectus

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

                                    Principal investment strategies and risks  9

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

4. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of

 10  Janus Research Fund prospectus
   a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   WAITING PERIOD
   The Fund may be subject to a waiting period prior to purchases or sales of securities in order to attempt to provide equitable dissemination of Janus analyst ideas among other accounts. A waiting period may not be applicable when, among other things, the idea is already disseminated to other Janus fund portfolio managers and/or investment personnel. Any waiting period may adversely affect the purchase or sale price of a security, due to the time delay. This may, in turn, affect the return on your investment in the Fund.

   CASH POSITION
   The Fund may not always stay fully invested in stocks or bonds. For example, when the investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

                                   Principal investment strategies and risks  11

   - high-yield/high-risk bonds (35% or less of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" (uncovered) short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological

 12  Janus Research Fund prospectus
   breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. The Fund may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

                                   Principal investment strategies and risks  13

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC ("Janus Capital" or "Janus"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services, and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus

 14  Janus Research Fund prospectus
   funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for the Fund, as well as the actual investment advisory fee rate paid by the Fund to Janus Capital based on the Fund's average net assets.

                                                                            Actual Investment
                                                         Contractual        Advisory Fee (%)
                                  Average Daily      Investment Advisory     (for the fiscal
                                   Net Assets              Fee (%)             year ended
Fund Name                            of Fund            (annual rate)       October 31, 2006)
---------------------------------------------------------------------------------------------
   Janus Research Fund(1)(2)     All Asset Levels           0.64                  0.64
---------------------------------------------------------------------------------------------

   (1) Formerly named Janus Mercury Fund.
   (2) Effective February 1, 2006, the Fund's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This change did not impact the investment advisory fee shown until one year after the effective date, which is when the performance adjustment took effect. Details discussing this performance fee are included below with a further description in the Statement of Additional Information.

   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement is included in the Fund's annual and semiannual reports to shareholders. You can request the Fund's annual or semiannual reports, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The reports are also available, free of charge, on www.janus.com.

                                                      Management of the Fund  15

   The Fund's investment advisory fee is determined by calculating a base fee and applying a performance adjustment (described in further detail below). The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the Russell 1000 Growth(R) Index.

   Only the base fee rate applied until February 2007, at which time the calculation of the performance adjustment is applied as follows:

   Investment Advisory Fee = Base Fee +/- Performance Adjustment

   The investment advisory fee paid to Janus Capital by the Fund consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began February 2007.

   No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated

 16  Janus Research Fund prospectus
   monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

   Should the Trustees subsequently decide to divide shares of the Fund into two or more separate classes, the oldest class of shares will be used for purposes of determining the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the oldest class of shares of the Fund against the investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

   The Fund's Statement of Additional Information contains additional information about performance-based fees.

                                                      Management of the Fund  17

INVESTMENT PERSONNEL

RESEARCH TEAM
--------------------------------------------------------------------------------
     The Research Team selects investments for Janus Research Fund, and has done so since February 2006. James P. Goff, CFA, is Janus Capital's Director of Research and Executive Vice President of the Fund. Mr. Goff leads the team and is responsible for the day-to-day operations of the Fund. He was Portfolio Manager of Janus Enterprise Fund from its inception in September 1992 through January 2002. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Fund's investment personnel is included in the Fund's Statement of Additional Information.

 18  Janus Research Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if Janus Capital and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, which currently offer the Fund as an investment option would be able to direct contributions to the Fund through their plan, regardless of whether they invested in such fund prior to its closing.

   In the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. New accounts may also be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

   Janus Capital encourages its employees to own shares of the Janus funds. Accordingly, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in a closed fund. Trustees of the Fund may also open new accounts in a closed fund. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final

                                                           Other information  19
   settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend

 20  Janus Research Fund prospectus

   (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.

   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ

                                                           Other information  21
   of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 22  Janus Research Fund prospectus

                              JANUS RESEARCH FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange, and redeem shares,
                                       as well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       (JANUS LOGO)

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares, to the extent the Fund is invested in such markets.

   All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign

 24  Janus Research Fund prospectus
   equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for purchases of shares.

   Purchase requests must be received in good order by the Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the

                                                         Shareholder's guide  25
   regular trading session of the NYSE in order to receive that day's NAV. The Fund reserves the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the NYSE closes early.

   The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

 26  Janus Research Fund prospectus

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - Exchange requests between the Fund and other Janus funds must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.

   - You may generally exchange shares of the Fund for shares of another fund in the Trust only if that fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each fund.

   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")

   - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and

                                                         Shareholder's guide  27
   delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.

   Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

 28  Janus Research Fund prospectus

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior

                                                         Shareholder's guide  29
   notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

 30  Janus Research Fund prospectus

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

                                                         Shareholder's guide  31

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.

   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Fund shall be available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Fund. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's Statement of Additional Information.

 32  Janus Research Fund prospectus

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

                                                         Shareholder's guide  33

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Dividends and capital gains distributions are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

 34  Janus Research Fund prospectus

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under

                                                     Distributions and taxes  35

   Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.

 36  Janus Research Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

JANUS RESEARCH FUND(1)
------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                   2006        2005        2004         2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD             $22.05      $19.48       $18.14       $14.92        $19.14
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.02        0.09           --(2)        --(2)         --(2)
 Net gain/(loss) on securities (both realized
  and unrealized)                                   2.18        2.51         1.34         3.22        (4.18)
 Total from investment operations                   2.20        2.60         1.34         3.22        (4.18)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)           (0.06)      (0.03)           --           --        (0.04)
 Distributions (from capital gains)                   --          --           --           --            --
 Payment from affiliate                               --(3)       --           --           --            --
 Total distributions and other                    (0.06)      (0.03)           --           --        (0.04)
 NET ASSET VALUE, END OF PERIOD                   $24.19      $22.05       $19.48       $18.14        $14.92
 Total return                                     10.00%(4)   13.35%        7.39%       21.58%      (21.88)%
 Net assets, end of period (in millions)          $3,877      $4,473       $4,472       $5,282        $5,034
 Average net assets for the period (in millions)  $4,052      $4,448       $5,007       $5,089        $6,784
 Ratio of gross expenses to average net
  assets(5)                                        0.98%       0.93%        0.97%        0.96%         0.94%
 Ratio of net expenses to average net assets       0.97%       0.92%        0.97%        0.95%         0.92%
 Ratio of net investment income/(loss) to
  average net assets                               0.11%       0.42%      (0.26)%      (0.31)%       (0.07)%
 Portfolio turnover rate                            147%         38%          43%          54%           97%
------------------------------------------------------------------------------------------------------------

(1) Formerly named Janus Mercury Fund.
(2) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2006, 2005, and 2004.

                                                        Financial highlights  37

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

 38  Janus Research Fund prospectus

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

                                                Glossary of investment terms  39
   may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

 40  Janus Research Fund prospectus

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

                                                Glossary of investment terms  41
   the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

 42  Janus Research Fund prospectus

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

                                                Glossary of investment terms  43
   indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

 44  Janus Research Fund prospectus

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                             February 28, 2007

                             JANUS INVESTMENT FUND
                               JANUS TRITON FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Triton Fund........................................    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
          strategies............................................    7
       Risks....................................................    8
       Frequently asked questions about certain risks...........    9
       General portfolio policies...............................   10

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   14
       Management expenses......................................   15
       Investment personnel.....................................   16

    OTHER INFORMATION...........................................   17

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   22
       Purchases................................................   23
       Tax-deferred accounts....................................   24
       Exchanges................................................   25
       Redemptions..............................................   25
       Excessive trading........................................   27
       Shareholder account policies.............................   31

    DISTRIBUTIONS AND TAXES.....................................   32

    FINANCIAL HIGHLIGHTS........................................   35

    GLOSSARY OF INVESTMENT TERMS................................   36

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS TRITON FUND

   Janus Triton Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS TRITON FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the Fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

   The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of

 2  Janus Triton Fund prospectus
   how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund invests its equity assets in securities issued by small- and medium-sized companies. Due to inherent risks such as limited product lines and/or operating history, competitive threats, limited financial resources, and the potential lack of management depth, small- and medium-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, these holdings could have a significant impact or negative effect on the Fund's returns.

   The Fund may have significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the Fund's performance during its first calendar year of operations. The Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is unmanaged and is not available for direct investment. All figures assume reinvestment of dividends and distributions.

                                                          Risk/return summary  3

   JANUS TRITON FUND(1)

      Annual returns for period ended 12/31
                                                                          15.85%
                                                                          2006

      Best Quarter:  1st-2006 15.80%    Worst Quarter:  2nd-2006 (10.64)%

                                    Average annual total return for periods ended 12/31/06
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                  1 year      (2/25/05)
    Janus Triton Fund
      Return Before Taxes                                         15.85%       18.57%
      Return After Taxes on Distributions                         15.62%       18.35%
      Return After Taxes on Distributions and Sale of Fund
        Shares(2)                                                 10.60%       15.89%
    Russell 2500(TM) Growth Index(3)                              12.26%       11.72%
      (reflects no deduction for expenses, fees, or taxes)
                                                                  ----------------------

   (1) The Fund's performance reflects the effect of expense waivers in 2005. Without the effect of these expense waivers, the performance shown would have been lower.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The Russell 2500(TM) Growth Index measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Triton Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses."

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

                                                          Risk/return summary  5

 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................  None
   Redemption fee..............................................  None
   Exchange fee................................................  None

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                         Acquired    Total Annual             Net Annual
                                                         Fund(3)         Fund                    Fund
                              Management     Other       Fees and     Operating     Expense    Operating
                                Fee(2)      Expenses     Expenses    Expenses(4)    Waivers   Expenses(4)
  Janus Triton Fund             0.64%        0.47%        0.00%         1.11%        0.00%       1.11%

  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) For shares purchased through an intermediary, your financial intermediary may charge you a separate fee for purchases and sales of shares.
 (2) The "Management Fee" is the investment advisory fee paid by the Fund to Janus Capital.
 (3) "Acquired Fund" means any underlying fund in which the Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to the Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The amount is less than 0.01% and is included in Other Expenses.
 (4) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least March 1, 2008. The expense waiver shown reflects the application of such limit. The expense waiver is detailed in the Statement of Additional Information.
 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Triton Fund                                       $ 113     $ 353    $   612   $ 1,352

 6  Janus Triton Fund prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio managers believe that common stocks will appreciate in value. The Fund's portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

                                    Principal investment strategies and risks  7

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Fund.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Fund and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. To the extent that the Fund is an underlying fund in a Janus Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to the Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information.

 8  Janus Triton Fund prospectus

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS INDUSTRY RISK?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

                                    Principal investment strategies and risks  9

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

4. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of

 10  Janus Triton Fund prospectus
   a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in stocks or bonds. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (35% or less of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

                                   Principal investment strategies and risks  11

   - short sales "against the box" and "naked" (uncovered) short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

 12  Janus Triton Fund prospectus

   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. The Fund may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio managers. Changes are made in the Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

                                   Principal investment strategies and risks  13

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC ("Janus Capital" or "Janus"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services, and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual

 14  Janus Triton Fund prospectus
   funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for the Fund, as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (net of fee waivers) based on the Fund's average net assets.

                                                                            Actual Investment
                                                         Contractual        Advisory Fee (%)
                                  Average Daily      Investment Advisory     (for the fiscal
                                   Net Assets              Fee (%)             year ended
Fund Name                            of Fund            (annual rate)       October 31, 2006)
---------------------------------------------------------------------------------------------
   Janus Triton Fund             All Asset Levels           0.64(1)               0.64
---------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain level until at least March 1, 2008. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included in the Statement of Additional Information. The waiver is not reflected in the fee rate shown.

   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement is included in the Fund's annual and semiannual reports to shareholders. You can request the Fund's annual or semiannual reports, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The reports are also available, free of charge, on www.janus.com.

                                                      Management of the Fund  15

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

CHAD MEADE
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Janus Triton
     Fund, which he has co-managed since July 2006. In addition, Mr. Meade performs duties as a research analyst. He is also Portfolio Manager of other Janus accounts. Mr. Meade joined Janus Capital in 2001 as an equity research analyst. He holds a Bachelor's degree (summa cum laude) in Finance from Virginia Tech. Mr. Meade and Brian A. Schaub are jointly and primarily responsible for the day-to-day management of Janus Triton Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

BRIAN A. SCHAUB, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Janus Triton
     Fund, which he has co-managed since July 2006. In addition, Mr. Schaub performs duties as a research analyst. He is also Portfolio Manager of other Janus accounts. Mr. Schaub joined Janus Capital in 2000 as an equity research analyst. He holds a Bachelor's degree (cum laude) in Economics from Williams College. Mr. Schaub and Chad Meade are jointly and primarily responsible for the day-to-day management of Janus Triton Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Schaub holds the Chartered Financial Analyst designation.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Fund's portfolio managers is included in the Fund's Statement of Additional Information.

 16  Janus Triton Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if Janus Capital and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, which currently offer the Fund as an investment option would be able to direct contributions to the Fund through their plan, regardless of whether they invested in such fund prior to its closing.

   In the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. New accounts may also be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

   Janus Capital encourages its employees to own shares of the Janus funds. Accordingly, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in a closed fund. Trustees of the Fund may also open new accounts in a closed fund. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund

                                                           Other information  17
   industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also

 18  Janus Triton Fund prospectus
   dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.

   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its

                                                           Other information  19
   view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 20  Janus Triton Fund prospectus

                               JANUS TRITON FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange, and redeem shares,
                                       as well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       (JANUS LOGO)

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares, to the extent the Fund is invested in such markets.

   All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign

 22  Janus Triton Fund prospectus
   equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for purchases of shares.

   Purchase requests must be received in good order by the Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the

                                                         Shareholder's guide  23
   regular trading session of the NYSE in order to receive that day's NAV. The Fund reserves the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the NYSE closes early.

   The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

 24  Janus Triton Fund prospectus

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - Exchange requests between the Fund and other Janus funds must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.

   - You may generally exchange shares of the Fund for shares of another fund in the Trust only if that fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each fund.

   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")

   - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and

                                                         Shareholder's guide  25
   delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.

   Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

 26  Janus Triton Fund prospectus

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior

                                                         Shareholder's guide  27
   notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

 28  Janus Triton Fund prospectus

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

                                                         Shareholder's guide  29

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.

   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Fund shall be available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Fund. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's Statement of Additional Information.

 30  Janus Triton Fund prospectus

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

                                                         Shareholder's guide  31

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Dividends and capital gains distributions are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

 32  Janus Triton Fund prospectus

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under

                                                     Distributions and taxes  33

   Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.

 34  Janus Triton Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal year or period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

JANUS TRITON FUND
----------------------------------------------------------------------------------
                                                                 Year or Period
                                                                ended October 31
                                                               2006        2005(1)
 NET ASSET VALUE, BEGINNING OF PERIOD                          $10.86       $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.01           --
 Net gain/(loss) on securities (both realized and
  unrealized)                                                    2.27         0.86
 Total from investment operations                                2.28         0.86
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                        (0.03)           --
 Distributions (from capital gains)                            (0.02)           --
 Total distributions                                           (0.05)           --
 NET ASSET VALUE, END OF PERIOD                                $13.09       $10.86
 Total return(2)                                               21.06%        8.60%
 Net assets, end of period (in millions)                         $112          $38
 Average net assets for the period (in millions)                 $105          $26
 Ratio of gross expenses to average net assets(3)               1.11%        1.27%(4)
 Ratio of net expenses to average net assets(3)                 1.09%        1.25%
 Ratio of net investment income/(loss) to average net
  assets(3)                                                     0.12%      (0.24)%
 Portfolio turnover rate(3)                                      262%          48%
----------------------------------------------------------------------------------

(1) Fiscal period from February 25, 2005 (inception) through October 31, 2005.
(2) Total return is not annualized for periods of less than one full year.
(3) Annualized for periods of less than one full year.
(4) The ratio was 1.85% in 2005 before waiver of certain fees incurred by the Fund.

                                                        Financial highlights  35

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

 36  Janus Triton Fund prospectus

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

                                                Glossary of investment terms  37
   may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

 38  Janus Triton Fund prospectus

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

                                                Glossary of investment terms  39
   the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

 40  Janus Triton Fund prospectus

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

                                                Glossary of investment terms  41
   indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

 42  Janus Triton Fund prospectus

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                                                                              43

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 44

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 28, 2007

                             JANUS INVESTMENT FUND
                              JANUS WORLDWIDE FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Worldwide Fund.....................................    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    7
       Risks....................................................    8
       Frequently asked questions about certain risks...........    9
       General portfolio policies...............................   11

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   15
       Management expenses......................................   16
       Investment personnel.....................................   19

    OTHER INFORMATION...........................................   20

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   25
       Purchases................................................   26
       Tax-deferred accounts....................................   27
       Exchanges................................................   28
       Redemptions..............................................   29
       Redemption fee...........................................   30
       Excessive trading........................................   31
       Shareholder account policies.............................   35

    DISTRIBUTIONS AND TAXES.....................................   37

    FINANCIAL HIGHLIGHTS........................................   40

    GLOSSARY OF INVESTMENT TERMS................................   42

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS WORLDWIDE FUND

   Janus Worldwide Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from several different countries, including the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down, regardless of

 2  Janus Worldwide Fund prospectus
   how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund normally has significant exposure to foreign markets, including emerging markets, that can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2006, approximately 3.1% of the Fund's investments were in emerging markets.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is unmanaged and is not available for direct investment. All figures assume reinvestment of dividends and distributions.

                                                          Risk/return summary  3

   JANUS WORLDWIDE FUND(1)

    Annual returns for periods ended 12/31
             20.48%  25.87%  64.37%  (16.87)%  (22.88)%  (26.01)%  24.23%  5.54%  5.84%  17.90%
              1997    1998    1999     2000      2001      2002     2003   2004   2005   2006

    Best Quarter:  4th-1999 42.11%    Worst Quarter:  3rd-2001 (20.80)%

                                        Average annual total return for periods ended 12/31/06
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years      (5/15/91)
    Janus Worldwide Fund
      Return Before Taxes                        17.90%    3.89%     6.82%         11.34%
      Return After Taxes on Distributions        17.68%    3.77%     6.23%         10.47%
      Return After Taxes on Distributions and
        Sale of Fund Shares(2)                   11.93%    3.35%     5.79%          9.86%
    Morgan Stanley Capital International World
      Index(SM)(3)                               20.07%    9.97%     7.64%          8.80%
      (reflects no deduction for expenses,
        fees, or taxes)
                                                 -----------------------------------------

   (1) The Fund's performance reflects the effect of expense waivers in 2006. Without the effect of these expense waivers, the performance shown would have been lower.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The Morgan Stanley Capital International ("MSCI") World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Worldwide Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2006.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund. However, if you sell shares of the Fund that you have held for three months or less, you may pay a redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

                                                          Risk/return summary  5

 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................   None
   Redemption fee on shares of the Fund held for three months or less (as a % of amount redeemed). Effective for shares
    purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to
    90 days....................................................  2.00%(2)(3)
   Exchange fee................................................   None(3)

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                           Management    Other     Acquired Fund(5)    Total Annual Fund
                                             Fee(4)     Expenses   Fees and Expenses   Operating Expenses
  Janus Worldwide Fund(6)                    0.60%       0.27%           0.00%               0.87%

  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) For shares purchased through an intermediary, your financial intermediary may charge you a separate fee for purchases and sales of shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
 (3) An exchange of Fund shares held for three months or less may be subject to the Fund's 2.00% redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days.
 (4) The "Management Fee" is the investment advisory fee paid by the Fund to Janus Capital.
 (5) "Acquired Fund" means any underlying fund in which the Fund invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to the Fund's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The amount is less than 0.01% and is included in Other Expenses.
 (6) The Fund pays an investment advisory fee rate that may adjust upward or downward based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the Management Fee rate shown in the table by a variable up to 0.15%, assuming constant assets. The Management Fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Refer to "Management Expenses" in this Prospectus for additional information with a further description in the Statement of Additional Information. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Worldwide Fund(1)                                 $ 89      $ 278     $ 482    $ 1,073

 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

 6  Janus Worldwide Fund prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The Fund's portfolio manager generally takes a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The portfolio manager seeks companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

                                    Principal investment strategies and risks  7

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize investments in companies of any particular size.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

   Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Fund and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such funds. To the extent that the Fund is an underlying fund in a Janus Smart Portfolio, a potential conflict of interest arises when allocating the assets of the Janus Smart Portfolios to the Fund. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause the Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information.

 8  Janus Worldwide Fund prospectus

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   The Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

                                    Principal investment strategies and risks  9

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

   Within the parameters of its specific investment policies, the Fund may invest an unlimited amount of its assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM).

   To the extent that the Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of the Fund's investments by country is contained in the Fund's shareholder report and in the Fund's Form N-Q, which are filed with the SEC.

   In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. The Fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that

 10  Janus Worldwide Fund prospectus
   derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

5. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in stocks or bonds. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The

                                   Principal investment strategies and risks  11

   Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (35% or less of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" (uncovered) short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly

 12  Janus Worldwide Fund prospectus
   traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's portfolio manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Fund may seek to earn additional income through securities lending. The Fund may lend its portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   PORTFOLIO TURNOVER
   In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio manager. Changes are made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable.

                                   Principal investment strategies and risks  13

   Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

 14  Janus Worldwide Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC ("Janus Capital" or "Janus"), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services, and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ among such intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual

                                                      Management of the Fund  15
   funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects the contractual investment advisory fee rate (expressed as an annual rate) for the Fund, as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (net of fee waivers) based on the Fund's average net assets.

                                                                            Actual Investment
                                                         Contractual        Advisory Fee (%)
                                  Average Daily      Investment Advisory     (for the fiscal
                                   Net Assets              Fee (%)             year ended
Fund Name                            of Fund            (annual rate)       October 31, 2006)
---------------------------------------------------------------------------------------------
   Janus Worldwide Fund(1)       All Asset Levels           0.60                  0.57(2)
---------------------------------------------------------------------------------------------

(1) Effective February 1, 2006, the Fund's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This change did not impact the investment advisory fee shown until one year after the effective date, which is when the performance adjustment took effect. Details discussing this performance fee are included below with a further description in the Statement of Additional Information.
(2) The fee rate shown reflects a fee waiver, which was in effect for a portion of the fiscal year. For the period from July 1, 2006 through January 31, 2007 ("Waiver Period"), Janus Capital contractually agreed to waive its right to receive a portion of the Fund's base management fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver was applied for any calendar month in the Waiver Period if the total return performance of the Fund for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the base management fee, was less than performance of the Fund's primary benchmark index for that period. Further details related to this waiver are included in the Statement of Additional Information.

 16  Janus Worldwide Fund prospectus

   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement is included in the Fund's annual and semiannual reports to shareholders. You can request the Fund's annual or semiannual reports, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The reports are also available, free of charge, on www.janus.com.

   The Fund's investment advisory fee is determined by calculating a base fee and applying a performance adjustment (described in further detail below). The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the MSCI World Index(SM).

   Only the base fee rate applied until February 2007, at which time the calculation of the performance adjustment is applied as follows:

   Investment Advisory Fee = Base Fee +/- Performance Adjustment

   The investment advisory fee paid to Janus Capital by the Fund consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began February 2007.

   No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period

                                                      Management of the Fund  17
   for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

   Should the Trustees subsequently decide to divide shares of the Fund into two or more separate classes, the oldest class of shares will be used for purposes of determining the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the oldest class of shares of the Fund against the investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

   The Fund's Statement of Additional Information contains additional information about performance-based fees.

 18  Janus Worldwide Fund prospectus

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

JASON P. YEE, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Worldwide
     Fund, which he has managed since July 2004. Mr. Yee is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992, working as a research analyst until 1996. He re-joined Janus Capital in 2000 as a research analyst. He holds a Bachelor of Science in Mechanical Engineering from Stanford University. Mr. Yee holds the Chartered
     Financial Analyst designation.

   Information about the compensation structure, other accounts managed, and the range of ownership of securities for the Fund's portfolio manager is included in the Fund's Statement of Additional Information.

                                                      Management of the Fund  19

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if Janus Capital and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, which currently offer the Fund as an investment option would be able to direct contributions to the Fund through their plan, regardless of whether they invested in such fund prior to its closing.

   In the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. New accounts may also be permitted in a closed fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed fund. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

   Janus Capital encourages its employees to own shares of the Janus funds. Accordingly, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in a closed fund. Trustees of the Fund may also open new accounts in a closed fund. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund

 20  Janus Worldwide Fund prospectus
   industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also

                                                           Other information  21
   dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.

   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its

 22  Janus Worldwide Fund prospectus
   view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  23

                              JANUS WORLDWIDE FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange, and redeem shares,
                                       as well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       [JANUS LOGO]

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares, to the extent the Fund is invested in such markets.

   All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Purchases," "Exchanges," and "Redemptions" after your request is received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign

                                                         Shareholder's guide  25
   equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary or plan sponsor may charge you a separate or additional fee for purchases of shares.

   Purchase requests must be received in good order by the Fund (financial intermediary or plan sponsor, if applicable) or its agent prior to the close of the

 26  Janus Worldwide Fund prospectus
   regular trading session of the NYSE in order to receive that day's NAV. The Fund reserves the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the NYSE closes early.

   The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

                                                         Shareholder's guide  27

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - Exchange requests between the Fund and other Janus funds must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day's NAV.

   - You may generally exchange shares of the Fund for shares of another fund in the Trust only if that fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each fund.

   - New Janus fund non-retirement accounts established by an exchange resulting from a required minimum distribution from a retirement account do not have a minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to "Minimum Investment Requirements.")

   - An exchange of shares from the Fund held for three months or less may be subject to the Fund's redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

   - If you are exchanging into a closed fund, you will need to meet criteria for investing in the closed fund. For more information, refer to "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more

 28  Janus Worldwide Fund prospectus
     information about the Fund's policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests. Your financial intermediary or plan sponsor may charge a processing or service fee in connection with the redemption of shares.

   Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

   REDEMPTIONS IN-KIND

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days

                                                         Shareholder's guide  29
   you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

   Redemptions (and exchanges) of shares of the Fund held for three months or less may be subject to the Fund's redemption fee. Effective for shares purchased on or after May 15, 2007, the period during which a redemption fee may apply will change from three months to 90 days. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

   Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
   (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) involuntary redemptions imposed by Janus Capital; and (vi) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

   In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that

 30  Janus Worldwide Fund prospectus
   imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund

                                                         Shareholder's guide  31
   and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may

 32  Janus Worldwide Fund prospectus
   refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive

                                                         Shareholder's guide  33
   trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.

   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com under the Holdings & Details tab of each Fund.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the Fund are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. The Fund's top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the Fund shall be available to any person monthly upon request, with a 30-day lag, following the posting of the Fund's portfolio holdings on www.janus.com.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Fund. A summary of the Fund's

 34  Janus Worldwide Fund prospectus
   portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's Statement of Additional Information.

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are included in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus Capital. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you

                                                         Shareholder's guide  35
   have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

 36  Janus Worldwide Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund. Dividends and capital gains distributions are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

                                                     Distributions and taxes  37

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under

 38  Janus Worldwide Fund prospectus

   Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in partnerships, it may be subject to state tax liabilities.

                                                     Distributions and taxes  39

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

 40  Janus Worldwide Fund prospectus

JANUS WORLDWIDE FUND
-----------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                   2006        2005        2004        2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD             $41.41      $38.12      $37.34       $32.87        $40.17
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.65        0.46        0.30         0.37          0.27
 Net gain/(loss) on securities (both realized
  and unrealized)                                   6.48        3.14        0.84         4.41        (7.56)
 Total from investment operations                   7.13        3.60        1.14         4.78        (7.29)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)           (0.49)      (0.31)      (0.36)       (0.31)        (0.01)
 Distributions (from capital gains)                   --          --          --           --            --
 Redemption fees                                      --(1)       --(1)       --(1)        --(1)        N/A
 Payment from affiliate                               --(2)       --(2)       --(2)        --            --
 Total distributions and other                    (0.49)      (0.31)      (0.36)       (0.31)        (0.01)
 NET ASSET VALUE, END OF PERIOD                   $48.05      $41.41      $38.12       $37.34        $32.87
 Total return                                     17.34%(3)    9.47%(3)    3.06%(3)    14.65%      (18.15)%
 Net assets, end of period (in millions)          $4,373      $4,958      $7,074      $11,341       $13,465
 Average net assets for the period (in millions)  $4,602      $5,984      $9,278      $12,124       $18,185
 Ratio of gross expenses to average net assets     0.87%(4)(5)  0.85%(6)   0.92%(6)     0.93%         0.87%
 Ratio of net expenses to average net assets       0.86%       0.85%       0.92%        0.92%         0.86%
 Ratio of net investment income/(loss) to
  average net assets                               1.31%       0.90%       0.61%        0.99%         0.62%
 Portfolio turnover rate                             43%         33%        120%         108%           73%
-----------------------------------------------------------------------------------------------------------

(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and increased the ratio by 0.01%.
(5) The ratio was 0.90% before waiver of certain fees incurred by the Fund.
(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for fiscal years ended 2005 and 2004.

                                                        Financial highlights  41

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

 42  Janus Worldwide Fund prospectus

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt

                                                Glossary of investment terms  43
   may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

 44  Janus Worldwide Fund prospectus

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from

                                                Glossary of investment terms  45
   the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

 46  Janus Worldwide Fund prospectus

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities

                                                Glossary of investment terms  47
   indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" (uncovered) short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

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                  You can make inquiries and request other
                  information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting your financial intermediary or plan sponsor, or by contacting a Janus representative at 1-800-525-0020. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.